TABLE OF CONTENTS
President's Letter....................................................      1

INDEX PLUS FUNDS:
Investment Review.....................................................      3
Portfolios of Investments:
  Aetna Index Plus Bond Fund..........................................     12
  Aetna Index Plus Large Cap Fund.....................................     13
  Aetna Index Plus Mid Cap Fund.......................................     19
  Aetna Index Plus Small Cap Fund.....................................     24
Statements of Assets and Liabilities..................................     30
Statements of Operations..............................................     32
Statements of Changes in Net Assets...................................     34
Notes to Financial Statements.........................................     38
Financial Highlights..................................................     43

GENERATION FUNDS:
Investment Review.....................................................     51
Portfolios of Investments:
  Aetna Ascent Fund...................................................     56
  Aetna Crossroads Fund...............................................     63
  Aetna Legacy Fund...................................................     71
Statements of Assets and Liabilities..................................     78
Statements of Operations..............................................     79
Statements of Changes in Net Assets...................................     80
Notes to Financial Statements.........................................     83
Financial Highlights..................................................     91

                               PRESIDENT'S LETTER

Dear Valued Shareholder,

Thank you for investing in the Aetna Series Fund, Inc. We are pleased to send this semi-annual report on the funds you have chosen to help pursue your investment goals.

It has been a good six months for the U.S. economy, delivering solid GDP growth well in excess of most expectations. Meanwhile, inflation and interest rates remained subdued and the U.S. dollar maintained a lofty valuation. The federal deficit disappeared and the Federal Reserve maintained an unchanged monetary policy. This favorable environment enabled the stock market to continue its record-breaking climb despite a deceleration in reported corporate earnings.

The past six months have proven to be equally exciting for Aetna Series Fund investors.

In February, we introduced seven new funds: AETNA MID CAP FUND, AETNA VALUE OPPORTUNITY FUND, AETNA REAL ESTATE SECURITIES FUND, AETNA HIGH YIELD FUND, AETNA INDEX PLUS BOND FUND, AETNA INDEX PLUS MID CAP FUND AND AETNA INDEX PLUS SMALL CAP FUND. This further rounds out our family of funds to a total of nineteen, providing you with a variety of options for diversifying your portfolio.

The Aetna International Fund and the Aetna Small Company Fund significantly outperformed their benchmarks, returning 21.64% and 15.92%, respectively, for the six month period ending April 30, 1998.

Investors will now have increasingly greater access to the Aetna Series Fund. Aetna acquired Financial Network Investment Corporation (FNIC) in July 1997. FNIC is one of America's most respected financial planning firms, with 2,400 independent investment representatives ready to serve Aetna clients across the country. We intend to continue building our distribution capabilities during 1998, reaching out to investors with our well-engineered products and services.

Aeltus' investment professionals have continued to command substantial media recognition. Loyal followers of Louis Rukeyser's Wall $treet Week, aired on PBS, have become better acquainted with John Kim, President and Chief Investment Officer of Aeltus Investment Management, Inc., adviser to Aetna Series Fund, through his regularly scheduled appearances on this program. And Jim Griffin, Aeltus' Investment Strategist, was recently featured in Barron's where he provided an overview of the U.S. markets as well as world economies.

With assets under management in excess of $47 billion, Aeltus has built the size and strength that will allow us to continue refining existing products and services, adding new ones, and growing our staff to better serve you.

Thank you for your continued confidence in the Aetna Series Fund and Aeltus Investment Management.

Sincerely,

/s/ J. Scott Fox

J. Scott Fox
President
Aetna Series Fund, Inc.

[START DESCRIPTION OF LINE CHART]

                                                      AETNA INDEX PLUS BOND FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
                         Inception+
-------------------------------------
Class I                       0.75%
-------------------------------------
Class A                       0.67%
-------------------------------------

                                                         02/98       04/98
Aetna Index Plus Bond Fund (Class I)                     $10,000     $10,075
Lehman Brothers Aggregate Bond Index                     $10,000     $10,089

[END DESCRIPTION OF LINE CHART]

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 4, 1998. Class I and Class A shares participate in the same portfolio of securities.

                                AETNA INDEX PLUS BOND FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Index Plus Bond Fund (Index Plus Bond) Class I shares generated a total return of 0.75%, net of fund expenses, between its inception on February 4, 1998 and April 30, 1998. During the three month period ended April 30, 1998, the Lehman Brothers Aggregate Bond Index(a) returned 0.89%. Class A shares returned 0.67% (performance does not reflect the deduction of the front end sales charge) for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The Fund began on February 4, 1998. The strategy of the Fund incorporates a neutral duration and yield curve position as well as an index weighting in mortgage pass-throughs. The corporate bond portion of the Fund is overweight compared to its index by approximately 25%.

Since inception, the fairly stable trading range for Treasuries, combined with the strong first quarter earnings announcements and tame inflation resulted in strong performance in the corporate sector.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

The Fund is overweight in the finance and Yankee* corporate sectors, which had very good performance since the Fund's inception.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Two strong cross-currents are likely to keep interest rates in a trading range. The first force - which will put downward pressure on rates - is the likelihood of slower economic growth in the second quarter. Working against this favorable force is the possibility that inflation will rise over the second half of the year. Overall, inflation has benefited from a decline in commodity prices and an appreciating U.S. dollar which have made imports inexpensive.

Continuation of this fine balance between positive and negative forces should allow corporate bonds and mortgage pass-throughs to perform well. As overall corporate earnings growth slows, however, corporate performance will become less homogeneous. Thus, a continued emphasis on credit quality is warranted.

The current overweight in corporate bonds will be maintained and continued vigilance with respect to the direction of credit quality and corporate spread levels will be closely monitored.

* Yankee bonds are bonds issued by foreign corporations denominated in U.S. dollars and sold in the United States.


See Definition of Indices.                                                     3

QUALITY RATINGS
AAA                                55.8%
AA                                  1.8%
A                                  28.5%
BBB                                13.9%

MATURITY DISTRIBUTION
 0-1  years                         5.2%
 1-5  years                        30.4%
 5-10 years                        15.3%
10-20 years                        16.8%
20+   years                        32.3%

[START DESCRIPTION OF LINE CHART]

                                                 AETNA INDEX PLUS LARGE CAP FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
              1 Year     Inception+
-------------------------------------
Class I       41.09%         35.48%
-------------------------------------
Class A       40.33%         34.66%
-------------------------------------



                                              12/96                                             04/98
Aetna Index Plus Large Cap Fund (Class I)     $10,000     $10,932      $12,449     $13,561      $15,423
S&P 500 Index                                  10,000      10,795       12,429      13,820       15,733

[END DESCRIPTION OF LINE CHART]


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was December 10, 1996. The date of inception for the Class A (formerly Adviser Class) shares was February 3, 1997. For periods prior to that date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                         AETNA INDEX PLUS LARGE CAP FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Index Plus Large Cap Fund (Index Plus Large Cap, formerly Index Plus
Fund) Class I shares generated a total return of 22.48%, net of fund expenses, for the six month period ended April 30, 1998. The Fund underperformed the Standard & Poor's (S&P) 500 Index(b) which returned 22.50% for the same period. Class I shares' performance over the one year period ending April 30, 1998, placed it in the top 23% (out of 692 funds) among large blend funds tracked by Morningstar, Inc. Class A shares returned 22.28% (performance does not reflect the deduction of front end sales charge) for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The most significant factor influencing the Fund's performance over the last six months was the dominance of the largest stocks included in the S&P 500. This super-large stock effect was most prominent during the last two months of 1997 and the first two months of 1998, due to a "flight to quality" as a result of the Asian crisis.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST SIX MONTHS?

The Fund benefited from overweight positions in technology and retail stocks, which were two of the best performing sectors during the last six months. Underweight positions in energy and raw materials stocks helped performance as both sectors performed poorly relative to the index for the last six months.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The basic approach of the Fund is to own 400 to 450 of the stocks in the S&P 500, overweighting (relative to the weight of the stock in the index) those stocks which are expected to outperform and underweighting those expected to underperform. Stocks in the S&P 500 with very poor expected performance (generally 10% to 15% of the S&P) are not owned at all. Other stocks, where there is no strong expectation of either underperformance or outperformance, are held at a weight in the fund equal to their weight in the S&P 500.

The Fund makes use of a quantitative model that ranks each stock in the S&P 500 on a variety of characteristics to determine the attractiveness of each issue. Well ranked stocks are overweighted, poorly ranked stocks are underweighted (or not owned at all) and indifferently ranked issues are market weighted.

The objective of the Fund is to outperform the S&P 500 while maintaining portfolio characteristics that are substantially the same as the S&P 500. To this end, sector weightings are constrained to avoid a large variance relative to S&P 500 sector weightings.


See Definition of Indices.                                                     5

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF        % OF     OVER/(UNDER)
SECTOR                         PORTFOLIO    S&P 500    WEIGHTING
Basic Materials                   2.8%        5.6%       (2.8)%
Commercial Services               1.8%        2.5%       (0.7)%
Consumer Discretionary            9.8%       14.0%       (4.2)%
Consumer Non-Discretionary        9.1%       10.7%       (1.6)%
Energy                            5.2%        8.5%       (3.3)%
Finance                          22.8%       13.1%        9.7 %
Healthcare                       11.1%        9.1%        2.0 %
Manufacturing                    13.1%       11.1%        2.0 %
Technology                       12.5%       12.2%        0.3 %
Utilities                        11.8%       13.2%       (1.4)%

TOP TEN EQUITY HOLDINGS      % OF PORTFOLIO
General Electric Co.             3.24%
Microsoft Corp.                  2.67%
Coca-Cola Co.                    2.11%
Lucent Technologies, Inc.        2.05%
Wal-Mart Stores, Inc.            1.79%
Merck & Co., Inc.                1.73%
AT&T Corp.                       1.62%
Pfizer, Inc.                     1.58%
Intel Corp.                      1.56%
Royal Dutch Petroleum Co.        1.55%

[START DESCRIPTION OF LINE CHART]

                                                   AETNA INDEX PLUS MID CAP FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
                         Inception+
-------------------------------------
Class I                      12.50%
-------------------------------------
Class A                      12.50%
-------------------------------------


                                                         02/98      04/98
Aetna Index Plus Mid Cap Fund (Class I)                  $10,000     $11,250
S&P Mid Cap 400 Index                                     10,000      11,290

[END DESCRIPTION OF LINE CHART]


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 3, 1998. Class I and Class A shares participate in the same portfolio of securities.

                          AETNA INDEX PLUS MID CAP FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Index Plus Mid Cap Fund (Index Plus Mid Cap) Class I and Class A shares generated a total return of 12.50%, net of fund expenses (performance for Class A does not reflect the deduction of the front end sales charge), between its inception on February 3, 1998 and April 30, 1998. During the three month period ended April 30, 1998, the Fund underperformed the Standard & Poor's (S&P) Midcap 400 Index(c) which returned 12.90% during the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The most significant factor influencing the Fund's performance since inception has been the outperformance of the stocks in the S&P Midcap 400 with the highest price/earnings ratio. The Fund's performance was hurt by this effect because the quantitative model used to rank the S&P Midcap 400 stocks favored the stocks with the lowest price/earnings ratios and thus overweighted them in the portfolio.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

The Fund benefited from overweight positions in finance and transportation stocks, both of which have outperformed the index since the inception of the Fund. The Fund also benefited from underweight positions in consumer non-cyclical and electric utility stocks, both of which have performed poorly relative to the index since February 1998. However, this positive performance was more than offset by underweight positions in technology and retail stocks, which were the two best performing sectors since the Fund's inception.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The basic approach of the Fund is to own 300 to 350 of the stocks in the S&P Midcap 400, overweighting (relative to the weight of the stock in the index) those stocks which are expected to outperform and underweighting those expected to underperform. Stocks in the S&P Midcap 400 with very poor expected performance (generally 10% to 15% of the S&P) are not owned at all. Other stocks, where there is no strong expectation of either underperformance or outperformance, are held at a weight in the Fund equal to their weight in the S&P Midcap 400.

The Fund makes use of a quantitative model that ranks each stock in the S&P Midcap 400 on a variety of characteristics to determine the attractiveness of each issue. Well ranked stocks are overweighted, poorly ranked stocks are underweighted (or not owned at all) and indifferently ranked issues are market weighted.


See Definition of Indices.                                                     7

The objective of the Fund is to outperform the S&P Midcap 400 while maintaining portfolio characteristics that are substantially the same as the S&P Midcap 400. To this end, sector weightings are constrained to avoid a large variance relative to S&P sector weightings.

PORTFOLIO SECTOR BREAKDOWN:

                                 % OF            % OF          OVER/(UNDER)
SECTOR                         PORTFOLIO    S&P MIDCAP 400      WEIGHTING
Basic Materials                   6.6%           6.9%             (0.3)%
Commercial Services               7.1%           6.5%              0.6 %
Consumer Discretionary           15.0%          15.1%             (0.1)%
Consumer Non-Discretionary        3.9%           5.3%             (1.4)%
Energy                            6.4%           8.2%             (1.8)%
Finance                          19.3%          13.4%              5.9 %
Healthcare                        7.2%           9.6%             (2.4)%
Manufacturing                    11.6%           9.9%              1.7 %
Technology                       14.0%          12.0%              2.0 %
Utilities                         8.9%          13.1%             (4.2)%

TOP TEN EQUITY HOLDINGS      % OF PORTFOLIO
America Online, Inc.             3.13%
Franklin Resources, Inc.         2.28%
Compuware Corp.                  1.68%
Cadence Design Systems, Inc.     1.42%
Coca-Cola Enterprises, Inc.      1.34%
Century Telephone Enterprises    1.29%
SouthTrust Corp.                 1.16%
Staples, Inc.                    1.14%
McKesson Corp.                   1.09%
Bear Stearns Co., Inc.           1.08%

[START DESCRIPTION OF LINE CHART]

                                                 AETNA INDEX PLUS SMALL CAP FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
                         Inception+
-------------------------------------
Class I                      11.90%
-------------------------------------
Class A                      11.80%
-------------------------------------


                                                         02/98       04/98
Aetna Index Plus Small Cap Fund (Class I)                $10,000     $11,190
S&P Small Cap 600 Index                                   10,000      11,249

[END DESCRIPTION OF LINE CHART]


* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for both the Class I and Class A shares was February 3, 1998. Class I and Class A shares participate in the same portfolio of securities.

                         AETNA INDEX PLUS SMALL CAP FUND

HOW DID THE FUND PERFORM DURING THE PERIOD?

The Aetna Index Plus Small Cap Fund (Index Plus Small Cap) Class I shares generated a total return of 11.90%, net of fund expenses, between its inception on February 3, 1998 and April 30, 1998. During the three month period ended April 30, 1998, the Fund underperformed the Standard & Poor's (S&P) Smallcap 600 Index(d) which returned 12.49% for the same period. Class A shares returned 11.80% (performance does not reflect the deduction of the front end sales charge) for the same period.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUND?

The most significant factor influencing the Fund's performance has been the significant outperformance of the stocks in the S&P Smallcap 600 with the highest price/earnings ratio for the months of February and March. The Fund's performance was hurt by this effect because the quantitative model used to rank the S&P Smallcap 600 stocks favored the stocks with the lowest price/earnings ratios and thus overweighted them in the portfolio.

WHAT INVESTMENTS INFLUENCED THE FUND'S PERFORMANCE OVER THE PAST THREE MONTHS?

The Fund benefited from overweight positions in finance and retail stocks, both of which have outperformed the index since inception, along with an underweight position in electric utility stocks, which performed poorly relative to the index since the inception of the Fund. However, this positive performance was more than offset by underweight positions in consumer non-cyclical and raw material stocks, two of the best performing sectors since the Fund's inception.

WHAT IS YOUR OUTLOOK GOING FORWARD?

The basic approach of the Fund is to own 500 to 550 of the stocks in the S&P Smallcap 600, overweighting (relative to the weight of the stock in the index) those stocks which are expected to outperform and underweighting those expected to underperform. Stocks in the S&P Smallcap 600 with very poor expected performance (generally 10% to 15% of the S&P) are not owned at all. Other stocks, where there is no strong expectation of either underperformance or outperformance, are held at a weight in the Fund equal to their weight in the S&P Smallcap 600.

The Fund makes use of a quantitative model that ranks each stock in the S&P Smallcap 600 on a variety of characteristics to determine the attractiveness of each issue. Well ranked stocks are overweighted, poorly ranked stocks are underweighted (or not owned at all) and indifferently ranked issues are market weighted.


See Definition of Indices.                                                     9

PORTFOLIO SECTOR BREAKDOWN:

                                             % OF
                                 % OF    S&P SMALLCAP  OVER/(UNDER)
SECTOR                         PORTFOLIO     600        WEIGHTING
Basic Materials                   3.8%        4.6%       (0.8)%
Commercial Services               9.8%        7.7%        2.1 %
Consumer Discretionary           22.5%       24.6%       (2.1)%
Consumer Non-Discretionary        1.5%        2.8%       (1.3)%
Energy                            5.2%        7.2%       (2.0)%
Finance                          19.2%       10.4%        8.8 %
Healthcare                        7.3%       11.7%       (4.4)%
Manufacturing                    12.8%       11.4%        1.4 %
Technology                       13.3%       14.0%       (0.7)%
Utilities                         4.6%        5.6%       (1.0)%

TOP TEN EQUITY HOLDINGS      % OF PORTFOLIO
Sanmina Corp.                    0.97%
Safeskin Corp.                   0.94%
Fremont General Corp.            0.93%
Centura Banks, Inc.              0.86%
AMRESCO, Inc.                    0.78%
Legg Mason, Inc.                 0.78%
Platinum Technology, Inc.        0.76%
Raymond James Financial, Inc.    0.76%
CKE Restaurants, Inc.            0.74%
Orbital Sciences Corp.           0.74%

DEFINITION OF INDICES

(a) The Lehman Brothers Aggregate Bond Index is an unmanaged index of corporate, government and mortgage bonds.

(b) The Standard & Poor's (S&P) 500 Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(c) The Standard & Poor's (S&P) Midcap 400 Index is a value-weighted, unmanaged index of 400 common stocks that assumes the reinvestment of all dividends and is considered to be representative of the stock market in general.

(d) The Standard & Poor's (S&P) Smallcap 600 Index is a value-weighted, unmanaged index of 600 common stocks that assumes the reinvestment of all dividends and is considered to be representative of the stock market in general.

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS BOND
--------------------------------------------------------------------------------


                                                        PRINCIPAL            MARKET
                                                          AMOUNT             VALUE
                                                        -----------       -------------

LONG-TERM BONDS AND NOTES (93.9%)

U.S. TREASURIES (23.6%)
U.S. Treasury Bond, 6.13%, 08/15/07...................    $525,000        $    539,273
U.S. Treasury Bond, 6.38%, 01/15/00...................     400,000             405,061
U.S. Treasury Bond, 6.75%, 08/15/26...................     275,000             301,684
U.S. Treasury Bond, 7.25%, 05/15/16...................     690,000             784,228
U.S. Treasury Bond, 8.13%, 05/15/21...................     510,000             640,526
U.S. Treasury Note, 5.75%, 08/15/03...................     150,000             150,515
U.S. Treasury Note, 6.50%, 08/15/05...................     675,000             704,637
                                                                          -------------
                                                                             3,525,924
                                                                          -------------

AGENCY MORTGAGE-BACKED SECURITIES (27.1%)
Federal Home Loan Mortgage Corp. - Convertible Loan,
   9.50%, 05/01/20....................................     152,178             162,783
Federal Home Loan Mortgage Corp. - Gold, 6.50%,
   03/01/28...........................................     504,572             500,630
Federal Home Loan Mortgage Corp. - Gold, 7.00%,
   03/01/28...........................................     695,305             704,649
Federal Home Loan Mortgage Corp. - Gold - Convertible
   Intermediate, 6.00%, 09/01/12......................     168,301             166,039
Federal Home Loan Mortgage Corp. - Gold - Convertible
   Intermediate, 6.50%, 09/01/12......................     292,133             293,868
Federal Home Loan Mortgage Corp. - Gold - Convertible
   Intermediate, 7.00%, 11/01/12......................     289,398             295,186
Federal National Mortgage Association, 7.50%, 01/01/28     573,369             588,958
Government National Mortgage Association, 7.00%,
   09/15/25...........................................      49,454              50,103
Government National Mortgage Association, 7.00%,
   09/15/25...........................................     102,655             104,003
Government National Mortgage Association, 7.00%,
   09/15/25...........................................      58,505              59,273
Government National Mortgage Association, 7.00%,
   08/15/25...........................................     154,670             156,700
Government National Mortgage Association, 7.50%,
   08/15/27...........................................     494,436             508,345
Government National Mortgage Association, 9.50%,
   08/15/22...........................................     437,359             473,578
                                                                          -------------
                                                                             4,064,115
                                                                          -------------

ASSET-BACKED SECURITIES (1.7%)
First NBC Credit Card Master Trust 1997-1 A, 6.15%,
   09/15/04...........................................     250,000             250,000
                                                                          -------------

ELECTRIC AND TELEPHONE BONDS (3.6%)
Airtouch Communications, 7.13%, 07/15/01..............     280,000             286,842
Puget Sound Energy, Inc., 7.02%, 12/01/27.............     250,000             254,369
                                                                          -------------
                                                                               541,211
                                                                          -------------

FINANCIAL BONDS (16.3%)
Associates Corp. N.A., 6.875%, 11/15/08...............     200,000             206,624
Charles Schwab, 7.72%, 07/15/99.......................     500,000             507,835
Chase Manhatten Corp., 7.13%, 06/15/09................     200,000             208,565
Ford Motor Credit Corp., 6.20%, 03/12/01..............     250,000             250,738
General Motors Acceptance Corp., 7.00%, 08/15/01......     250,000             256,204


                                                        PRINCIPAL            MARKET
                                                          AMOUNT             VALUE
                                                        -----------       -------------

FINANCIAL BONDS (CONTINUED)
Ikon Capital Resources, 6.31%, 12/10/01...............    $250,000        $    251,008
Lehman Brothers Holdings, 6.47%, 07/21/00.............     250,000             251,712
Merrill Lynch & Co., Inc., 6.50%, 04/01/01............     250,000             253,115
Salomon Smith Barney Holdings, 6.63%, 11/15/03........     250,000             253,265
                                                                          -------------
                                                                             2,439,066
                                                                          -------------

FOREIGN BONDS (10.5%)
Celulosa Arauco Constitution, 7.50%, 09/15/17.........      50,000              47,958
Cia. Transporte Energia, 8.63%, 04/01/03++.............    250,000             250,000
Hanson Overseas B.V., 7.38%, 01/15/03.................     250,000             260,325
Norsk Hydro A/S, 7.75%, 06/15/23......................     250,000             275,451
Nova Gas Transmission, 7.25%, 07/06/99................     500,000             506,620
Santander Finance Issuances, 6.38%, 02/15/11..........     230,000             224,069
                                                                          -------------
                                                                             1,564,423
                                                                          -------------

OTHER PUBLIC CORPORATE BONDS (11.1%)
AMR Corp., 9.75%, 03/15/00............................     250,000             265,380
Federal Express, 7.89%, 09/23/08......................     250,000             264,131
Federated Department Stores, 8.13%, 10/15/02..........     200,000             212,726
Lockheed Martin Corp., 7.25%, 05/15/06................     210,000             221,408
Norfolk Southern Corp., 6.70%, 05/01/00...............     250,000             253,121
Royal Caribbean, 8.25%, 04/01/05......................     140,000             150,107
Sears Roebuk Acceptance Corp., 6.37%, 11/21/01........     300,000             301,800
                                                                          -------------
                                                                             1,668,673
                                                                          -------------

TOTAL LONG-TERM BONDS AND NOTES (COST $14,133,566)                          14,053,412
                                                                          -------------

SHORT-TERM INVESTMENTS (5.2%)
Federal Home Loan Mortgage Corp., Comm. Paper, 5.45%,
   05/01/98...........................................     772,000             772,000
                                                                          -------------

TOTAL SHORT-TERM INVESTMENTS (COST $772,000)                                   772,000
                                                                          -------------
TOTAL INVESTMENTS (COST $14,905,566)(a)                                     14,825,412

OTHER ASSETS LESS LIABILITIES                                                  145,225
                                                                          -------------

TOTAL NET ASSETS                                                           $14,970,637
                                                                          =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes is identical.
Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ..................................                        $     2,125
Unrealized losses .................................                            (82,279)
                                                                          -------------
   Net unrealized loss ............................                        $   (80,154)
                                                                          =============

++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.

Category percentages are based on net assets.


12 See Notes to Financial Statements.

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (93.8%)

AIR TRANSPORT (0.7%)
AMR Corp.+..........................................           400        $     60,950
Delta Air Lines, Inc................................           300              34,875
Southwest Airlines Co...............................           850              23,322
US Airways Group, Inc.+.............................           400              28,450
                                                                          -------------
                                                                               147,597
                                                                          -------------

ALUMINUM (0.2%)
Alcan Aluminum Ltd..................................           300               9,750
Aluminum Co. of America.............................           400              31,000
Reynolds Metals Co..................................           100               6,600
                                                                          -------------
                                                                                47,350
                                                                          -------------

AUTO PARTS AND HARDWARE (0.3%)
Black & Decker Corp.................................           100               5,163
Briggs & Stratton Corp..............................           100               4,525
Genuine Parts Co....................................           300              10,800
Goodyear Tire & Rubber Co. (The)....................           300              21,000
Snap-On, Inc........................................           200               8,463
Stanley Works.......................................           200              10,238
                                                                          -------------
                                                                                60,189
                                                                          -------------

AUTOMOTIVE (2.8%)
Chrysler Corp.......................................         2,800             112,525
Dana Corp...........................................           400              23,650
Eaton Corp..........................................           300              27,713
Ford Motor Co.......................................         5,300             242,805
General Motors Corp.................................         2,900             195,387
Johnson Controls, Inc...............................           200              11,875
TRW, Inc............................................           200              10,563
                                                                          -------------
                                                                               624,518
                                                                          -------------

BANKS AND THRIFTS (9.9%)
Ahmanson (H. F.) & Co...............................           400              30,500
Banc One Corp.......................................         1,710             100,569
Bank of New York Co., Inc...........................           900              53,156
BankAmerica Corp....................................         2,400             203,999
BankBoston Corp.....................................           300              32,381
Bankers Trust New York Corp.........................           300              38,738
BB&T Corp...........................................           400              26,900
Chase Manhattan Corp................................         1,100             152,418
Citicorp............................................         1,200             180,599
Comerica, Inc.......................................           600              40,163
Fifth Third Bancorp.................................           775              42,625
First Chicago NBD Corp..............................         1,000              92,875
First Union Corp....................................         2,348             141,760
Fleet Financial Group, Inc..........................           800              69,100
Golden West Financial Corp..........................           200              21,063
Huntington Bancshares...............................           600              21,338
J.P. Morgan & Co....................................           500              65,625
KeyCorp.............................................         1,000              39,688
Mellon Bank Corp....................................           900              64,800
Mercantile Bancorporation, Inc......................           300              16,613



                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BANKS AND THRIFTS (CONTINUED)
National City Corp..................................           900        $     62,325
NationsBank Corp....................................         2,400             181,799
Northern Trust Corp.................................           400              29,200
Norwest Corp........................................         1,800              71,438
PNC Bank Corp.......................................           800              48,350
Republic New York Corp..............................           200              26,750
State Street Corp...................................           600              42,900
Summit Bancorporation...............................           300              15,038
Suntrust Banks, Inc.................................           900              73,294
Synovus Financial Corp..............................           300              10,556
U.S. Bancorp........................................           626              79,502
Wachovia Corp.......................................           500              42,469
Washington Mutual, Inc..............................           560              39,235
Wells Fargo & Co....................................           100              36,850
                                                                          -------------
                                                                             2,194,616
                                                                          -------------

BIOTECH AND MEDICAL PRODUCTS (0.8%)
Alza Corp.+.........................................           200               9,588
Amgen, Inc.+........................................           300              17,888
Becton, Dickinson & Co..............................           200              13,925
Biomet, Inc.+.......................................           100               3,000
Boston Scientific Corp.+............................           200              14,463
Guidant Corp........................................           600              40,125
Mallinckrodt, Inc...................................           100               3,225
Medtronic, Inc......................................         1,300              68,413
                                                                          -------------
                                                                               170,627
                                                                          -------------

CHEMICALS (1.3%)
Dow Chemical Co.....................................           500              48,344
Du Pont (E.I.) de Nemours...........................         2,800             203,874
Eastman Chemical Co.................................           200              13,750
Hercules, Inc.......................................           100               4,781
Rohm & Haas Co......................................           100              10,781
                                                                          -------------
                                                                               281,530
                                                                          -------------

COMMERCIAL SERVICES (0.3%)
Cognizant Corp......................................           300              15,431
Deluxe Corp.........................................           100               3,350
Interpublic Group of Co., Inc.......................           300              19,163
Omnicom Group, Inc..................................           400              18,950
RR Donnelley & Sons Co..............................           300              13,219
Safety-Kleen Corp...................................           100               2,925
                                                                          -------------
                                                                                73,038
                                                                          -------------

COMPUTERS (4.0%)
3Com Corp.+.........................................           400              13,700
Apple Computer, Inc.+...............................           500              13,688
Compaq Computer Corp................................         3,614             101,418
Data General Corp.+.................................           100               1,525
Dell Computer Corp.+................................         2,800             226,099
Digital Equipment Corp.+............................           300              16,688
Hewlett Packard Co..................................         2,500             188,280
International Business Machines, Inc................         2,100             243,337
Sun Microsystems, Inc.+.............................         1,400              57,663


See Notes to Portfolio of Investments.                                        13

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS LARGE CAP (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMPUTERS (CONTINUED)
Unisys Corp.+.......................................           600        $     13,463
                                                                          -------------
                                                                               875,861
                                                                          -------------

CONGLOMERATE AND AEROSPACE (4.9%)
Computer Sciences Corp.+............................           400              21,100
Crane Co............................................           150               8,072
General Dynamics Corp...............................           400              16,900
General Electric Co.................................         8,500             723,562
Goodrich (B.F.) Co..................................           100               5,381
Lockheed Martin Corp................................           600              66,825
Loews Corp..........................................           500              50,031
National Service Industries, Inc....................           100               5,413
Northrop Grumman Corp...............................           300              31,706
Raytheon Co.........................................           500              28,344
Tenneco, Inc........................................           500              21,531
Textron, Inc........................................           400              31,300
United Technologies Corp............................           700              68,906
                                                                          -------------
                                                                             1,079,071
                                                                          -------------

CONSUMER FINANCE (2.9%)
Associates First Capital Corp.......................         1,253              93,675
Beneficial Corp.....................................           100              13,038
Countrywide Credit Industries, Inc..................           500              24,188
Federal Home Loan Mortgage Corp.....................         2,500             115,780
Federal National Mortgage Association...............         4,800             287,399
Green Tree Financial Corp...........................           400              16,300
Household International, Inc........................           300              39,431
MBNA Corp...........................................         1,500              50,813
                                                                          -------------
                                                                               640,624
                                                                          -------------

CONSUMER PRODUCTS (2.4%)
Alberto-Culver Co...................................           200               5,875
American Greetings Corp.............................           100               4,625
Avon Products, Inc..................................           300              24,656
Bestfoods...........................................           600              32,925
Clorox Co...........................................           200              16,775
Colgate-Palmolive Co................................           700              62,781
Eastman Kodak Co....................................           300              21,656
Gillette Co.........................................           600              69,263
International Flavors & Fragrances, Inc.............           200               9,788
Procter & Gamble Co.................................         3,400             279,437
Tricon Global Restaurants, Inc.+....................           140               4,445
                                                                          -------------
                                                                               532,226
                                                                          -------------

CONSUMER SERVICES (0.5%)
Cendant Corp.+......................................         2,000              50,000
H & R Block, Inc....................................           300              13,500
Hilton Hotels Corp..................................           500              15,969
Mirage Resorts, Inc.................................           400               8,825
Service Corp. International.........................           400              16,500
Wendy's International, Inc..........................           200               4,813
                                                                          -------------
                                                                               109,607
                                                                          -------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
CONSUMER SPECIALTIES (0.2%)
Brunswick Corp......................................           200        $      6,500
Hasbro, Inc.........................................           300              11,044
Mattel, Inc.........................................           600              22,988
                                                                          -------------
                                                                                40,532
                                                                          -------------

DATA AND IMAGING SERVICES (5.6%)
Automatic Data Processing, Inc......................           700              46,856
Bay Networks, Inc.+.................................           400               9,375
Cisco Systems, Inc.+................................         2,600             190,449
Computer Associates International, Inc..............         2,500             146,405
EMC/MASS Corp.+.....................................         1,900              87,638
First Data Corp.....................................           800              27,100
Microsoft Corp.+....................................         6,600             594,824
Oracle Corp.+.......................................         4,200             108,675
Parametric Technology Co.+..........................           400              12,788
Polaroid Corp.......................................           100               4,400
                                                                          -------------
                                                                             1,228,510
                                                                          -------------

DISCRETIONARY RETAIL (4.9%)
AutoZone, Inc.+.....................................           300               9,056
Consolidated Stores Corp.+..........................           300              12,000
Costco Companies, Inc.+.............................           800              44,700
Dayton Hudson Corp..................................           800              69,850
Dillards, Inc.......................................           300              10,988
Federated Department Stores, Inc.+..................           400              19,675
Gap, Inc............................................         1,650              84,872
Home Depot, Inc.....................................         1,800             125,324
J.C. Penney Co., Inc................................           600              42,638
Kmart Corp.+........................................         1,400              24,413
Lowe's Companies, Inc...............................           500              34,969
May Department Stores Co............................           800              49,350
Nordstrom, Inc......................................           200              13,088
Sears, Roebuck & Co.................................           900              53,381
Tandy Corp..........................................           300              14,925
The Limited, Inc....................................           800              26,850
TJX Companies, Inc..................................           400              17,700
Toys "R" Us, Inc.+..................................           700              19,294
Wal-Mart Stores, Inc................................         7,900             399,443
Woolworth Corp.+....................................           200               4,600
                                                                          -------------
                                                                             1,077,116
                                                                          -------------

DIVERSIFIED FINANCIAL SERVICES (3.5%)
American Express Co.................................         1,700             173,399
American General Corp...............................           610              40,641
Morgan Stanley, Dean Witter, Discover & Co..........         2,800             220,849
Transamerica Corp...................................           100              11,550
Travelers Group, Inc................................         5,239             320,560
                                                                          -------------
                                                                               766,999
                                                                          -------------

DRUGS (8.9%)
Abbott Laboratories.................................         1,900             138,937
American Home Products Corp.........................         1,600             148,999
Baxter International, Inc...........................           500              27,719
Bristol-Myers Squibb Co.............................         2,700             285,862


14 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DRUGS (CONTINUED)
Eli Lilly & Co......................................         2,800        $    194,774
Johnson & Johnson...................................         1,400              99,925
Merck & Co., Inc....................................         3,200             385,599
Pfizer, Inc.........................................         3,100             352,818
Schering Plough.....................................         2,600             208,324
Warner Lambert Co...................................           700             132,430
                                                                          -------------
                                                                             1,975,387
                                                                          -------------

ELECTRIC UTILITIES (1.4%)
Ameren Corp.........................................           100               3,963
American Electric Power Co.+........................           300              14,325
Baltimore Gas & Electric Co.........................           200               6,300
Carolina Power & Light Co...........................           200               8,613
Central & South West Corp...........................           200               5,213
Cinergy Corp........................................           200               6,975
Consolidated Edison.................................           500              22,625
Dominion Resources, Inc.............................           500              19,781
DTE Energy Co.......................................           600              23,513
Edison International................................           600              17,888
Entergy Corp........................................           400               9,950
FirstEnergy Corp....................................           500              15,125
GPU, Inc............................................           200               7,925
Houston Industries, Inc.............................           348              10,114
Northern States Power Co............................           100               5,638
PacifiCorp..........................................           500              11,625
Peco Energy Co.+....................................           300               7,144
PG&E Corp...........................................           900              29,138
PP&L Resources, Inc.................................           200               4,613
Public Service Enterprise Group, Inc................           400              13,425
Southern Co.........................................         1,500              39,750
Texas Utilities Co..................................           422              16,880
Unicom Corp.........................................           500              17,375
                                                                          -------------
                                                                               317,898
                                                                          -------------

ELECTRICAL MACHINERY AND INSTRUMENTS (0.7%)
Harris Corp.........................................           200               9,675
Perkin-Elmer Corp...................................           100               6,838
Pitney Bowes, Inc...................................           900              43,200
Tektronix, Inc......................................           150               6,450
Xerox Corp..........................................           800              90,800
                                                                          -------------
                                                                               156,963
                                                                          -------------

ELECTRONIC MEDIA (1.1%)
CBS Corp............................................         1,700              60,563
Clear Channel Communications, Inc.+.................           200              18,850
Comcast Corp........................................           800              28,650
King World Production, Inc.+........................           200               5,338
Tele-Communications, Inc.+..........................         1,100              35,475
U.S. West Media Group...............................           600              22,650
Walt Disney Co. (The)...............................           600              74,588
                                                                          -------------
                                                                               246,114
                                                                          -------------

FOOD AND BEVERAGE (5.2%)
Anheuser-Busch Co., Inc.............................         1,000              45,813



                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
FOOD AND BEVERAGE (CONTINUED)
Archer-Daniels-Midland Co...........................         1,100        $     23,650
Brown-Forman Corp...................................           100               5,663
Campbell Soup Co....................................           500              25,656
Coca-Cola Co........................................         6,200             470,424
Conagra, Inc........................................         1,100              32,106
Coors (Adolph) Co...................................           100               3,575
Fortune Brands, Inc.................................           300              11,063
General Mills, Inc..................................           300              20,269
Heinz (H.J.) Co.....................................           800              43,600
Hershey Foods Corp..................................           200              14,650
Kellogg Co..........................................         1,000              41,250
PepsiCo, Inc........................................         3,600             142,874
Pioneer Hi-Bred International, Inc..................           600              22,650
Quaker Oats Co......................................           200              10,400
Ralston-Ralston Purina Group........................           200              21,200
Sara Lee Corp.......................................         1,200              71,475
Unilever NV.........................................         1,600             119,399
Wrigley (Wm.) Jr. Co................................           200              17,800
                                                                          -------------
                                                                             1,143,517
                                                                          -------------

FOOD AND DRUG RETAIL (0.9%)
Albertson's, Inc....................................           600              30,000
American Stores Co..................................           600              14,400
CVS Corp............................................           400              29,500
Kroger Co. (The)+...................................           500              20,938
Longs Drug Stores, Inc..............................           100               2,894
Rite Aid Corp.......................................           600              19,275
SUPERVALU, INC......................................           100               4,369
Sysco Corp..........................................           600              14,288
Walgreen Co.........................................         1,300              44,850
Winn-Dixie Stores, Inc..............................           300              11,288
                                                                          -------------
                                                                               191,802
                                                                          -------------

FOREST PRODUCTS AND BUILDING MATERIALS (0.7%)
Armstrong World Industries, Inc.....................           100               8,575
Bemis Co., Inc......................................           100               4,450
Champion International Corp.........................           200              10,763
Fort James Corp.....................................           600              29,775
International Paper Co..............................           300              15,656
Masco Corp..........................................           400              23,200
Owens Corning.......................................           100               4,156
Owens-Illinois, Inc.+...............................           400              15,825
Sealed Air Corp.+...................................            54               3,354
Union Camp Corp.....................................           200              12,075
Weyerhaeuser Co.....................................           400              23,050
Willamette Industries, Inc..........................           300              11,644
                                                                          -------------
                                                                               162,523
                                                                          -------------

GAS UTILITIES (0.5%)
Coastal Corp. (The).................................           400              28,575
Columbia Gas System, Inc............................           100               8,125
Consolidated Natural Gas Co.........................           200              11,500
Eastern Enterprises.................................           100               4,238

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS LARGE CAP (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
GAS UTILITIES (CONTINUED)
Enron Corp..........................................           300        $     14,756
NICOR, Inc..........................................           100               4,094
ONEOK, Inc..........................................           100               4,050
Pacific Enterprises.................................           100               3,894
People's Energy Corp................................           100               3,625
Williams Co., Inc. (The)............................           600              18,975
                                                                          -------------
                                                                               101,832
                                                                          -------------

HEALTH SERVICES (0.7%)
Cardinal Health, Inc................................           200              19,250
HBO & Co............................................           800              47,850
HEALTHSOUTH Corp.+..................................           600              18,113
Humana, Inc.+.......................................           400              10,800
Manor Care, Inc.....................................           100               3,506
Tenet Healthcare Corp.+.............................           600              22,463
United Healthcare Corp..............................           400              28,100
                                                                          -------------
                                                                               150,082
                                                                          -------------

HEAVY MACHINERY (0.9%)
Case Corp...........................................           300              19,069
Caterpillar, Inc....................................         1,600              91,100
Cummins Engine Company, Inc.........................           100               5,438
Deere & Co..........................................         1,100              64,281
Navistar International Corp.........................           200               5,975
PACCAR, Inc.........................................           200              11,875
                                                                          -------------
                                                                               197,738
                                                                          -------------

HOUSING AND FURNISHINGS (0.3%)
Centex Corp.........................................           200               6,950
Fleetwood Enterprises, Inc..........................           100               4,619
Kaufman & Broad Home Corp...........................           100               2,906
Maytag Corp.........................................           400              20,600
Newell Co...........................................           400              19,325
Pulte Corp..........................................           100               5,119
Whirlpool Corp......................................           100               7,200
                                                                          -------------
                                                                                66,719
                                                                          -------------

INDUSTRIAL SERVICES (0.1%)
Browning-Ferris Industries, Inc.....................           200               6,825
Fluor Corp..........................................           100               4,725
Foster Wheeler Corp.................................           100               2,769
Laidlaw, Inc........................................           500               6,969
Waste Management, Inc...............................           400              13,400
                                                                          -------------
                                                                                34,688
                                                                          -------------

INSURANCE (4.4%)
Allstate Corp. (The)................................         1,800             173,249
American International Group, Inc...................         2,450             322,327
Aon Corp............................................           350              22,575
Chubb Corp..........................................           500              39,469
CIGNA Corp..........................................           200              41,388
Cincinnati Financial Corp...........................           100              12,738
Conseco, Inc........................................           600              29,775
General Re Corp.....................................           200              44,713


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
INSURANCE (CONTINUED)
Hartford Financial Services Group, Inc..............           300        $     33,225
Jefferson-Pilot Corp................................           150               8,803
Lincoln National Corp...............................           200              17,763
Marsh & McLennan Co., Inc...........................           600              54,675
MBIA, Inc...........................................           400              29,850
MGIC Investment Corp................................           400              25,200
Progressive Corp....................................           200              27,088
Safeco Corp.........................................           200               9,988
St. Paul Co., Inc...................................           256              21,732
SunAmerica, Inc.....................................           650              32,459
Torchmark Corp......................................           400              17,825
UNUM Corp...........................................           200              10,750
                                                                          -------------
                                                                               975,592
                                                                          -------------

INVESTMENT SERVICES (0.8%)
Charles Schwab Corp.................................           450              15,750
Lehman Brothers Holdings, Inc.......................           500              35,531
Merrill Lynch & Co., Inc............................         1,200             105,300
Providian Financial Corp............................           200              12,038
                                                                          -------------
                                                                               168,619
                                                                          -------------

LEISURE TIME & SERVICES (0.0%)
Marriott International, Inc.........................           200               6,600
                                                                          -------------

MAJOR TELECOMMUNICATIONS (6.2%)
Alltel Corp.........................................           300              12,825
Ameritech Corp......................................         2,900             123,430
AT&T Corp...........................................         6,000             360,374
Bell Atlantic Corp..................................         2,100             196,480
BellSouth Corp......................................         2,500             160,468
GTE Corp............................................         2,400             140,249
SBC Communications, Inc.............................         4,724             195,750
U.S. West Communications Group......................         1,300              68,575
WorldCom, Inc.+.....................................         2,600             111,231
                                                                          -------------
                                                                             1,369,382
                                                                          -------------

OIL (3.6%)
Ashland Oil, Inc....................................           100               5,288
Atlantic Richfield Co...............................           300              23,400
Burlington Resources, Inc...........................           100               4,700
Chevron Corp........................................           600              49,613
Exxon Corp..........................................         2,700             196,930
Kerr-McGee Corp.....................................           100               6,600
Mobil Corp..........................................           900              71,100
Pennzoil Co.........................................           100               6,406
Phillips Petroleum Co...............................           500              24,781
Royal Dutch Petroleum Co.+..........................         6,100             345,030
Sun Company, Inc.+..................................           200               8,088
Texaco, Inc.........................................           430              26,445
USX-Marathon Group..................................           600              21,488
                                                                          -------------
                                                                               789,869
                                                                          -------------

OIL SERVICES (0.9%)
Baker Hughes, Inc...................................           300              12,150
Halliburton Co......................................         1,000              55,000


16 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
OIL SERVICES (CONTINUED)
Helmerich & Payne, Inc..............................           200        $      6,100
McDermott International, Inc........................           200               8,275
Rowan Co., Inc.+....................................           200               5,888
Schlumberger Ltd....................................         1,300             107,738
Western Atlas, Inc.+................................           100               7,900
                                                                          -------------
                                                                               203,051
                                                                          -------------

OTHER TELECOMMUNICATIONS (3.1%)
AirTouch Communications, Inc.+......................         1,400              74,375
DSC Communications Corp.+...........................           400               7,200
Frontier Corp.......................................           400              11,975
General Instrument Corp.+...........................           300               6,731
Lucent Technologies, Inc............................         6,000             456,749
Northern Telecom Ltd................................         1,300              79,138
Scientific Atlanta, Inc.............................           100               2,388
Tellabs, Inc.+......................................           800              56,700
                                                                          -------------
                                                                               695,256
                                                                          -------------

PRINT MEDIA (0.8%)
Dow Jones & Co., Inc................................           200               9,738
Dun & Bradstreet Corp...............................           200               7,100
Equifax, Inc........................................           300              11,606
Gannett Co., Inc....................................         1,000              67,938
Harcourt General, Inc...............................           100               5,219
Knight-Ridder, Inc..................................           200              11,663
McGraw-Hill Co., Inc................................           200              15,488
Meredith Corp.......................................           200               8,600
New York Times Co...................................           200              14,188
Times Mirror Co.....................................           200              12,238
Tribune Co..........................................           200              13,200
                                                                          -------------
                                                                               176,978
                                                                          -------------

PRODUCER GOODS (3.1%)
Aeroquip-Vickers, Inc.+.............................           100               6,356
Allegheny Teledyne, Inc.............................           200               5,075
Allied Signal, Inc..................................         1,500              65,719
Avery Dennison Corp.................................           400              20,950
Cincinnati Milacron, Inc............................           100               3,106
Cooper Industries, Inc..............................           400              26,750
Corning, Inc........................................           400              16,000
Dover Corp..........................................           400              15,800
Dresser Industries, Inc.............................           600              31,725
Ecolab, Inc.........................................           200               6,338
Emerson Electric Co.................................         1,200              76,350
FMC Corp.+..........................................           100               7,756
General Signal Corp.................................           100               4,400
Grainger (W. W.), Inc...............................           100              10,894
Harnischfeger Industries, Inc.......................           100               2,825
Honeywell, Inc......................................           300              27,938
Illinois Tool Works, Inc............................           600              42,300
Ingersoll-Rand Co...................................           500              23,031
ITT Industries, Inc.................................           200               7,288
Minnesota Mining and Manufacturing Co...............         1,000              94,375


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
PRODUCER GOODS (CONTINUED)
Parker-Hannifin Corp................................           350        $     15,619
PPG Industries, Inc.................................           300              21,206
Raychem Corp........................................           200               8,038
Sherwin-Williams Co.................................           200               7,125
Thermo Electron Corp.+..............................           200               7,963
Thomas & Betts Corp.................................           100               5,838
Timken Co...........................................           200               7,988
Tyco International Ltd..............................         2,000             109,000
                                                                          -------------
                                                                               677,753
                                                                          -------------

SEMICONDUCTORS AND ELECTRONICS (2.2%)
AMP, Inc............................................           400              15,725
Applied Materials, Inc.+............................           700              25,288
Intel Corp..........................................         4,300             347,493
KLA Instruments Corp.+..............................           300              12,094
National Semiconductor Corp.+.......................           200               4,400
Texas Instruments, Inc..............................           900              57,656
Viacom, Inc.+.......................................           300              17,400
                                                                          -------------
                                                                               480,056
                                                                          -------------

SPECIALTY CHEMICALS (0.2%)
Air Products and Chemicals, Inc.....................           200              17,388
Engelhard Corp......................................           100               2,113
Grace (W.R.) & Co...................................           100               2,031
Morton International, Inc...........................           200               6,400
Praxair, Inc........................................           400              20,125
Sigma-Aldrich Corp..................................           200               7,975
                                                                          -------------
                                                                                56,032
                                                                          -------------

STEEL (0.1%)
Armco, Inc.+........................................           200               1,375
Inland Steel Industries, Inc........................           200               5,863
Nucor Corp..........................................           100               5,994
USX-US Steel Group, Inc.............................           200               7,825
                                                                          -------------
                                                                                21,057
                                                                          -------------

SURFACE TRANSPORT (0.5%)
Burlington Northern Santa Fe Corp...................           400              39,600
CSX Corp............................................           400              21,000
FDX Corp. Holding Co.+..............................           280              19,040
Norfolk Southern Corp...............................           900              30,094
                                                                          -------------
                                                                               109,734
                                                                          -------------

TEXTILES AND APPAREL (0.2%)
Fruit of the Loom, Inc.+............................           200               7,475
Liz Claiborne, Inc..................................           200               9,838
Reebok International Ltd.+..........................           100               2,938
VF Corp.............................................           400              20,800
                                                                          -------------
                                                                                41,051
                                                                          -------------

TOBACCO (1.1%)
Philip Morris Co., Inc..............................         6,300             235,068
UST, Inc............................................           300               8,269
                                                                          -------------
                                                                               243,337
                                                                          -------------

TOTAL COMMON STOCKS (COST $17,752,190)                                      20,709,641
                                                                          -------------

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS LARGE CAP (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
PREFERRED STOCKS (0.3%)

CHEMICALS (0.0%)
Union Carbide Corp..................................           200        $      9,700
                                                                          -------------

ELECTRIC UTILITIES (0.3%)
Duke Energy Corp....................................           813              47,052
FPL Group, Inc......................................           300              18,619
                                                                          -------------
                                                                                65,671
                                                                          -------------

TOTAL PREFERRED STOCKS (COST $62,015)                                           75,371
                                                                          -------------

                                                        PRINCIPAL
                                                          AMOUNT
                                                       -----------

SHORT-TERM INVESTMENTS (6.9%)
Federal Home Loan Mortgage Corp., Comm. Paper,
   5.45%, 05/01/98..................................  $  1,415,000           1,415,000
U.S. Treasury, Comm. Paper, 5.05%, 08/20/98@........       100,000              98,482
                                                                          -------------

TOTAL SHORT-TERM INVESTMENTS (COST $1,513,443)                               1,513,482
                                                                          -------------
TOTAL INVESTMENTS (COST $19,327,648)(A)                                     22,298,494

OTHER ASSETS LESS LIABILITIES                                                 (208,746)
                                                                          -------------

TOTAL NET ASSETS                                                          $ 22,089,748
                                                                          =============



NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $19,548,904. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ..................................                       $  2,963,517
Unrealized losses .................................                           (213,927)
                                                                          -------------
   Net unrealized gain ............................                       $  2,749,590
                                                                          =============


Information concerning open futures contracts at April 30, 1998 is shown below:

                               NO. OF        INITIAL        EXPIRATION     UNREALIZED
                             CONTRACTS        VALUE            DATE        GAIN/(LOSS)
                            -------------  -------------   -------------  --------------
LONG CONTRACTS
S & P 500 Index Futures          1         $    274,939      June 98      $       4,852
                                           =============                  ==============

+   Non-income producing security.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.


18 See Notes to Financial Statements.

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS MID CAP
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (99.4%)

AIR TRANSPORT (0.8%)
Airborne Freight Corp......................................     600        $    23,775
Alaska Air Group, Inc.+....................................     200             11,225
ASA Holdings, Inc..........................................     200              7,600
CNF Transportation, Inc....................................     600             23,175
                                                                           ------------
                                                                                65,775
                                                                           ------------

AUTO PARTS AND HARDWARE (0.2%)
Bandag, Inc................................................     100              5,569
Carlisle Co., Inc..........................................     300             15,225
                                                                           ------------
                                                                                20,794
                                                                           ------------

AUTOMOTIVE (2.3%)
Arvin Industries, Inc......................................     500             20,469
Borg Warner Automotive, Inc................................     300             18,656
Federal-Mogul Corp.........................................     400             25,875
Harley-Davidson, Inc.......................................   2,300             82,799
Meritor Automotive, Inc....................................   1,000             25,813
Modine Manufacturing Co....................................     300             11,156
Superior Industries International, Inc.....................     300              9,638
                                                                           ------------
                                                                               194,406
                                                                           ------------

BANKS AND THRIFTS (8.5%)
Associated Banc-Corp.+.....................................     400             21,000
Charter One Financial, Inc.................................     400             27,075
City National Corp.........................................     400             14,875
Crestar Financial Corp.....................................     800             47,850
Dime Bancorp, Inc..........................................   1,700             52,169
First Security Corp........................................   1,200             29,400
First Tennessee National Corp..............................     800             27,550
First Virginia Banks, Inc..................................     500             27,938
Firststar Corp.............................................   1,000             37,313
Hibernia Corp..............................................   1,300             26,569
Marshall & Ilsley Corp.....................................     700             40,950
Mercantile Bankshares Corp.................................     500             19,188
North Fork Bancorp, Inc....................................   1,400             51,975
Old Kent Financial Corp....................................     700             27,213
Pacific Century Financial Corp.............................     800             19,750
Regions Financial Corp.....................................   1,000             43,625
Southtrust Corp............................................   2,300             98,180
TCF Financial Corp.........................................     900             29,306
Union Planters Corp........................................     600             36,900
Wilmington Trust Corp......................................     300             19,388
Zion Bancorporation........................................     500             25,563
                                                                           ------------
                                                                               723,777
                                                                           ------------

BIOTECH AND MEDICAL PRODUCTS (2.7%)
ATL Ultrasound, Inc.+......................................     200              9,675
DENTSPLY International, Inc................................     500             16,438
Genzyme Corp.+.............................................     600             18,563
Hillenbrand Industries, Inc................................     500             31,188


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Mylan Laboratories, Inc....................................   1,200        $    32,550
Stryker Corp...............................................     700             31,500
Sybron International Corp.+................................   1,000             26,500
Watson Pharmaceuticals, Inc.+..............................   1,400             60,199
                                                                           ------------
                                                                               226,613
                                                                           ------------

CHEMICALS (0.3%)
Cytec Industries+..........................................     400             21,900
                                                                           ------------

COMMERCIAL SERVICES (3.3%)
ACNielsen Corp.+...........................................     400             11,200
Banta Corp.................................................     300              9,600
Cintas Corp................................................     800             38,100
Corrections Corp. of America+..............................     800             22,200
Kelly Services,  Inc.......................................     600             22,200
Ogden Corp.................................................     500             15,375
Olsten Corp................................................     500              6,844
Paychex, Inc...............................................     700             38,019
Robert Half International, Inc.+...........................   1,400             75,774
Standard Register Co.......................................     200              7,988
Viad Corp..................................................     900             23,231
Wallace Computer Services, Inc.............................     300             10,819
                                                                           ------------
                                                                               281,350
                                                                           ------------

COMPUTERS (0.2%)
Sequent Computer Systems, Inc.+............................     400              7,850
Stratus Computer, Inc.+....................................     200              8,713
                                                                           ------------
                                                                                16,563
                                                                           ------------

CONGLOMERATE AND AEROSPACE (2.1%)
Gencorp, Inc...............................................     600             18,263
Lancaster Colony Corp......................................     300             11,588
Litton Industries, Inc.+...................................     700             42,000
Newport News Shipbuilding, Inc.............................     700             19,031
Pittston Brink's Group.....................................     400             15,650
Sundstrand Corp............................................     400             27,625
Thiokol Corp...............................................     800             43,100
                                                                           ------------
                                                                               177,257
                                                                           ------------

CONSUMER FINANCE (1.6%)
Capital One Financial Corp.................................     500             48,031
Comdisco, Inc..............................................   1,000             44,250
Finova Group, Inc. (The)...................................     500             29,281
GATX Corp..................................................     200             16,575
                                                                           ------------
                                                                               138,137
                                                                           ------------

CONSUMER PRODUCTS (0.4%)
Church & Dwight, Inc.......................................     200              6,163
Dial Corp..................................................     800             19,500
First Brands Corp..........................................     300              8,044
                                                                           ------------
                                                                                33,707
                                                                           ------------


See Notes to Portfolio of Investments.                                        19

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS MID CAP (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
CONSUMER SERVICES (1.9%)
Bob Evans Farms, Inc.......................................     600        $    12,225
Brinker International, Inc.+...............................     600             14,400
Buffets, Inc.+.............................................     400              5,925
Cracker Barrel Old Country Store, Inc......................     500             18,375
Lone Star Steakhouse & Saloon+.............................     300              6,375
Outback Steakhouse, Inc.+..................................     500             19,063
Promus Hotel Corp.+........................................     600             27,113
Sotheby's Holdings, Inc....................................     300              6,919
Starbucks Corp.+...........................................     700             33,688
Stewart Enterprises, Inc...................................     800             20,600
                                                                           ------------
                                                                               164,683
                                                                           ------------

CONSUMER SPECIALTIES (0.6%)
Electronic Arts, Inc.+.....................................     500             23,125
International Game Technology..............................   1,100             30,594
                                                                           ------------
                                                                                53,719
                                                                           ------------

DATA AND IMAGING SERVICES (11.3%)
America Online, Inc.+......................................   3,300            263,999
BMC Software, Inc.+........................................     900             84,205
Cadence Design Systems, Inc.+..............................   3,300            119,830
Compuware Corp.+...........................................   2,900            141,737
Fiserv, Inc.+..............................................     400             26,150
GTECH Holdings Corp.+......................................     400             14,350
Keane, Inc.+...............................................   1,000             50,250
Mentor Graphics Corp.+.....................................     400              4,200
Network Associates, Inc.+..................................     500             34,250
Policy Management Systems+.................................     100              8,063
Quantum Corp.+.............................................   2,200             51,700
Sterling Commerce, Inc.+...................................     700             29,794
Storage Technology Corp.+..................................     500             42,219
Sungard Data Systems, Inc.+................................     800             28,500
Symantec Corp.+............................................     600             17,400
Symbol Technologies, Inc...................................     450             17,325
Synopsys, Inc.+............................................     500             21,500
                                                                           ------------
                                                                               955,472
                                                                           ------------

DISCRETIONARY RETAIL (9.5%)
Barnes & Noble, Inc.+......................................   1,100             37,263
Bed, Bath & Beyond, Inc.+..................................     600             29,550
Best Buy Co., Inc.+........................................     700             49,175
BJ's Wholesale Club, Inc.+.................................     300             12,019
Claire's Stores, Inc.......................................     700             15,269
CompUSA, Inc.+.............................................   1,800             33,413
Dollar General Corp........................................   1,500             56,813
Family Dollar Stores, Inc..................................   1,300             44,200
Fingerhut Companies, Inc...................................     900             26,663
Fred Meyer, Inc.+..........................................   1,600             71,799
General Nutrition Companies, Inc.+.........................     700             25,113
Kohl's Corp.+..............................................   1,800             74,362


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DISCRETIONARY RETAIL (CONTINUED)
Land's End, Inc.+..........................................     300        $    11,063
Office Depot, Inc.+........................................   2,400             79,499
Officemax, Inc.+...........................................   1,200             22,575
Payless ShoeSource, Inc.+..................................     300             21,450
Proffitt's, Inc.+..........................................   1,400             55,650
Staples, Inc.+.............................................   3,900             96,280
Tiffany & Co...............................................     200              9,100
U.S. Office Products Co.+..................................   1,100             19,456
Viking Office Products, Inc.+..............................     700             16,931
                                                                           ------------
                                                                               807,643
                                                                           ------------

DRUGS (1.0%)
ICN Pharmaceuticals, Inc...................................   1,100             54,175
Omnicare, Inc..............................................     600             20,550
Perrigo Co.+...............................................     700              9,056
                                                                           ------------
                                                                                83,781
                                                                           ------------

ELECTRIC UTILITIES (5.1%)
Allegheny Energy, Inc......................................   1,200             36,750
Black Hills Corp...........................................     150              3,141
Cleco Corp.................................................     200              6,425
CMS Energy Corp............................................     900             39,319
Conectiv, Inc..............................................     850             17,797
Hawaiian Electric Industries, Inc..........................     200              8,100
Idaho Power Co.............................................     400             14,250
Interstate Energy Corp.....................................     200              6,313
IPALCO Enterprises, Inc....................................     400             17,425
Kansas City Power & Light Co...............................     600             17,850
Midamerican Energy Holdings Corp...........................     900             19,013
Minnesota Power & Light Co.................................     500             20,375
Montana Power Co...........................................     900             33,469
Nevada Power Co............................................     500             12,281
New England Electric System................................     600             26,100
New York State Electric & Gas Corp.........................     500             20,875
Nipsco Industries, Inc.....................................   1,200             32,175
Oge Energy Corp............................................     400             21,975
Pinnacle West Capital Corp.................................     700             30,975
Public Service Co. of New Mexico...........................     600             13,838
Puget Sound Energy, Inc....................................     800             21,050
UtiliCorp United, Inc......................................     400             15,050
                                                                           ------------
                                                                               434,546
                                                                           ------------

ELECTRICAL MACHINERY AND INSTRUMENTS (2.2%)
Diebold, Inc...............................................     500             20,500
Herman Miller, Inc.........................................   1,600             48,300
Hon Industries, Inc........................................   1,000             32,000
Lexmark International Group, Inc.+.........................     700             40,513
SCI Systems, Inc.+.........................................     900             37,069
Varian Associates, Inc.....................................     200              9,788
                                                                           ------------
                                                                               188,170
                                                                           ------------


20 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
ELECTRONIC MEDIA (0.1%)
Houghton Mifflin Co........................................     200        $     6,513
                                                                           ------------

FOOD AND BEVERAGE (3.1%)
Coca-Cola Enterprises, Inc.................................   3,000            113,249
Dean Foods Co..............................................     500             23,438
Dole Food Company, Inc.....................................     500             22,469
Flowers Industries, Inc....................................     700             14,963
Hormel Foods Corp..........................................     600             20,400
International Multifoods Corp..............................     200              5,813
Interstate Bakeries Corp...................................     900             28,519
Lance, Inc.................................................     200              4,300
McCormick & Company, Inc...................................     400             13,700
Universal Foods Corp.......................................     300             15,169
                                                                           ------------
                                                                               262,020
                                                                           ------------

FOOD AND DRUG RETAIL (0.1%)
Ruddick Corp...............................................     300              5,381
                                                                           ------------

FOREST PRODUCTS AND BUILDING MATERIALS (2.8%)
Bowater, Inc...............................................     300             16,781
Calmat Co..................................................     200              5,238
Consolidated Papers, Inc...................................     300             19,856
Glatfelter (P.H.) Co.......................................     400              7,225
Martin Marietta Materials, Inc.............................     700             32,856
Rayoner, Inc...............................................     400             20,050
Sonoco Products Co.........................................     700             28,131
Southdown, Inc.............................................     500             35,375
Vulcan Materials Co........................................     500             57,530
Wausau-Mosinee Paper Corp..................................     600             12,713
                                                                           ------------
                                                                               235,755
                                                                           ------------

GAS UTILITIES (0.8%)
AGL Resources, Inc.........................................     400              8,325
KeySpan Energy Corp........................................     500             17,063
National Fuel Gas Co.......................................     300             13,800
Questar Corp...............................................     200              8,675
Washington Gas Light Co....................................     600             16,313
                                                                           ------------
                                                                                64,176
                                                                           ------------

HEALTH SERVICES (3.5%)
Allegiance Corp............................................     600             27,375
Bergen Brunswig Corp.......................................     800             36,300
Beverly Enterprises, Inc.+.................................   1,100             17,325
Health Care & Retirement Corp.+............................     600             24,450
Health Management Associates, Inc.+........................     800             25,200
McKesson Corp..............................................   1,300             91,893
NovaCare, Inc.+............................................     600              8,363
PSS World Medical, Inc.+...................................   1,100             24,681
Quorum Health Group, Inc.+.................................     700             22,488
Total Renal Care Holdings, Inc.+...........................     600             19,875
                                                                           ------------
                                                                               297,950
                                                                           ------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
HEAVY MACHINERY (0.3%)
AGCO Corp..................................................     900        $    24,075
                                                                           ------------

HOUSING AND FURNISHINGS (0.7%)
Clayton Homes, Inc.........................................   1,200             24,075
Leggett & Platt, Inc.......................................     700             36,356
                                                                           ------------
                                                                                60,431
                                                                           ------------

INDUSTRIAL SERVICES (1.9%)
AES Corp.+.................................................   1,200             66,224
Granite Construction, Inc..................................     300              8,869
Jacobs Engineering Group, Inc.+............................     300             10,013
USA Waste Services, Inc.+..................................   1,500             73,593
                                                                           ------------
                                                                               158,699
                                                                           ------------

INSURANCE (3.2%)
Aflac, Inc.................................................   1,000             64,999
AMBAC, Inc.................................................   1,000             56,688
HSB Group, Inc.............................................     100              6,600
Old Republic International Corp............................   1,300             58,824
PMI Group, Inc. (The)......................................     200             16,250
Provident Companies, Inc...................................   1,300             50,781
Transatlantic Holdings, Inc................................     200             15,363
                                                                           ------------
                                                                               269,505
                                                                           ------------

INVESTMENT SERVICES (5.8%)
Bear Stearns Co., Inc......................................   1,600             91,299
Edwards (A.G.), Inc........................................   1,400             62,999
Franklin Resources, Inc....................................   3,600            192,599
Paine Webber Group, Inc....................................   1,700             76,180
T. Rowe Price Associates...................................     900             67,949
                                                                           ------------
                                                                               491,026
                                                                           ------------

MISCELLANEOUS METALS (0.2%)
Brush Wellman, Inc.........................................     200              5,450
Minerals Technologies, Inc.................................     200             10,888
                                                                           ------------
                                                                                16,338
                                                                           ------------

OIL (0.7%)
Lyondell Petrochemical Co..................................     600             19,725
Ocean Energy, Inc.+........................................     800             19,600
Valero Energy Corp.........................................     700             22,663
                                                                           ------------
                                                                                61,988
                                                                           ------------

OIL SERVICES (4.8%)
BJ Services Co.+...........................................     600             22,500
Camco International, Inc...................................     500             33,938
Ensco International, Inc...................................   2,200             62,149
Global Marine, Inc.+.......................................   2,600             61,262
Nabors Industries, Inc.+...................................     800             20,150
Noble Drilling Corp.+......................................   2,000             64,624
Parker Drilling Co.+.......................................   1,200             12,300
Smith International, Inc.+.................................     500             29,375
Transocean Offshore, Inc...................................     900             50,288

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS MID CAP (CONTINUED)
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
OIL SERVICES (CONTINUED)
Varco International, Inc.+.................................   1,000        $    30,750
Weatherford Enterra, Inc.+.................................     400             20,025
                                                                           ------------
                                                                               407,361
                                                                           ------------

OTHER TELECOMMUNICATIONS (3.7%)
360 Communications Co.+....................................   1,700             51,956
Aliant Communications, Inc.................................   1,000             28,375
Century Telephone Enterprises..............................   2,550            108,533
Qualcomm Incorporated+.....................................   1,000             56,250
Southern New England Telecommunications Corp...............   1,000             69,999
                                                                           ------------
                                                                               315,113
                                                                           ------------

PRINT MEDIA (1.1%)
Belo Corp..................................................     500             26,469
Media General, Inc.........................................     300             14,250
Washington Post Co.........................................     100             52,425
                                                                           ------------
                                                                                93,144
                                                                           ------------

PRODUCER GOODS (4.3%)
Albany International Corp..................................     200              5,700
American Power Conversion Corp.+...........................     900             28,969
AMETEK, Inc................................................     300              9,131
Danaher Corp...............................................     600             43,125
Donaldson Company, Inc.....................................     500             12,688
Federal Signal Corp........................................     300              6,431
Ferro Corp.................................................     400             11,525
Flowserve Corp.............................................     400             11,950
Fuller (H.B.) Co...........................................     100              6,275
Harsco Corp................................................     300             13,800
Kaydon Corp................................................     500             21,906
Kennametal, Inc............................................     300             15,994
Magnetek, Inc.+............................................     300              5,906
Mark Iv Industries, Inc....................................     400              8,425
Pentair, Inc...............................................     300             12,975
Precision Castparts Corp...................................     200             12,425
Premark International, Inc.................................     600             20,025
RPM, Inc...................................................     900             15,525
Tecumseh Products Co.......................................     200             10,075
Teleflex, Inc..............................................     300             12,750
Trinity Industries, Inc....................................     800             40,800
U.S. Filter Corp.+.........................................     700             22,838
UCAR International, Inc.+..................................     400             13,000
Watts Industries, Inc......................................     200              5,125
                                                                           ------------
                                                                               367,363
                                                                           ------------

SEMICONDUCTORS AND ELECTRONICS (3.0%)
Analog Devices, Inc.+......................................   1,100             42,831
Avnet, Inc.................................................     300             18,506
Hubbell, Inc...............................................     400             19,725
Linear Technology Corp.....................................     600             48,300
Maxim Integrated Products, Inc.+...........................     900             36,338


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
SEMICONDUCTORS AND ELECTRONICS (CONTINUED)
Molex, Inc.................................................     500        $    14,313
Solectron Corp.+...........................................   1,000             44,313
Teradyne, Inc.+............................................     600             21,900
Vishay Intertechnology, Inc.+..............................     400              7,325
                                                                           ------------
                                                                               253,551
                                                                           ------------

SPECIALTY CHEMICALS (2.6%)
Albemarle Corp.............................................     500             12,438
Cabot Corp.................................................     500             17,969
Crompton & Knowles Corp.+..................................     600             17,963
Dexter Corp................................................     200              8,263
Ethyl Corp.................................................   1,200              9,150
Georgia Gulf Corp..........................................     600             15,413
Hanna (M. A.) Co...........................................     500             11,469
Lawter International, Inc..................................     300              3,150
Lubrizol Corp..............................................     600             22,125
NCH Corp...................................................     100              6,338
Olin Corp..................................................     500             23,406
Schulman (A.), Inc.........................................     400              8,950
Solutia, Inc...............................................   2,000             56,750
Wellman, Inc...............................................     300              6,788
                                                                           ------------
                                                                               220,172
                                                                           ------------

STEEL (0.7%)
AK Steel Holding Corp......................................     900             18,900
Carpenter Technology Corp..................................     300             17,419
Cleveland-Cliffs, Inc......................................     200             11,200
Maxxam, Inc.+..............................................     100              6,131
Oregon Steel Mills, Inc....................................     300              7,125
                                                                           ------------
                                                                                60,775
                                                                           ------------

SURFACE TRANSPORT (1.1%)
Arnold Industries, Inc.....................................     200              3,200
Illinois Central Corp......................................     400             15,900
Kansas City Southern Industries, Inc.......................   1,500             67,780
Overseas Shipholding Group, Inc............................     200              4,250
                                                                           ------------
                                                                                91,130
                                                                           ------------

TEXTILES AND APPAREL (0.6%)
Burlington Industries, Inc.+...............................     400              7,000
Jones Apparel Group, Inc.+.................................     400             23,925
Unifi, Inc.................................................     600             22,988
                                                                           ------------
                                                                                53,913
                                                                           ------------

TOBACCO (0.3%)
Universal Corp.............................................     800             29,950
                                                                           ------------

TOTAL COMMON STOCKS (COST $7,672,843)                                        8,434,622
                                                                           ------------
TOTAL INVESTMENTS (COST $7,672,843)(A)                                       8,434,622

OTHER ASSETS LESS LIABILITIES                                                   49,717
                                                                           ------------

TOTAL NET ASSETS                                                           $ 8,484,339
                                                                           ============


22 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $7,672,987. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ....................................          $   886,074
Unrealized losses ...................................             (124,439)
                                                               ------------
   Net unrealized gain ..............................          $   761,635
                                                               ============

+   Non-income producing security.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 23

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS SMALL CAP
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (98.8%)

AIR TRANSPORT (1.6%)
Air Express International Corp.............................     800        $    21,000
Comair Holdings, Inc.......................................   1,900             51,893
Expeditors International of Washington, Inc................     600             25,500
Fritz Companies, Inc.+.....................................     600              8,775
Pittston Burlington Group..................................     500              9,375
SkyWest, Inc...............................................     500             20,250
                                                                           ------------
                                                                               136,793
                                                                           ------------

AUTO PARTS AND HARDWARE (1.5%)
Barnes Group, Inc..........................................     700             21,919
CLARCOR, Inc...............................................     600             13,463
Myers Industries, Inc......................................     700             17,413
SPX Corp.+.................................................     300             21,713
Standard Motor Products, Inc...............................     600             14,213
TBC Corp.+.................................................   1,100              9,763
Toro Co....................................................     300             11,363
WD-40 Co...................................................     300              8,681
Wynn's International, Inc..................................     300              6,750
                                                                           ------------
                                                                               125,278
                                                                           ------------

AUTOMOTIVE (0.8%)
Gentex Corp.+..............................................     600             20,250
Simpson Industries, Inc....................................     900             12,488
Smith (A.O.) Corp..........................................     400             18,050
Standard Products Co.......................................     600             19,200
                                                                           ------------
                                                                                69,988
                                                                           ------------

BANKS AND THRIFTS (7.8%)
Astoria Financial Corp.....................................     600             35,175
CCB Financial Corp.........................................     500             54,374
Centura Banks, Inc.........................................   1,000             71,999
Commerce Bancorp, Inc......................................     300             17,213
Commercial Federal Corp....................................     800             29,000
Cullen/Frost Bankers, Inc..................................     500             29,250
Downey Financial Corp......................................     700             24,281
First Commercial Corp......................................     600             44,174
FirstBank Puerto Rico......................................     300             17,025
FirstMerit Corp............................................   1,500             42,562
HUBCO, Inc.................................................     500             18,375
JSB Financial, Inc.........................................     200             11,063
Keystone Financial, Inc....................................     900             35,100
Magna Group, Inc...........................................     800             47,299
Provident Financial Group, Inc.............................     800             42,349
Riggs National Corp........................................     500             14,406
Sovereign Bancorp, Inc.....................................   2,640             49,829
St. Paul Bancorp, Inc......................................     600             15,000
U.S. Trust Corp............................................     300             21,300
UST Corp...................................................     600             16,913
Whitney Holding Corp.......................................     400             24,350
                                                                           ------------
                                                                               661,037
                                                                           ------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BIOTECH AND MEDICAL PRODUCTS (3.6%)
ADAC Laboratories+.........................................     300        $     6,525
Alpharma, Inc..............................................     300              6,825
Ballard Medical Products...................................     500             12,563
Cooper Companies, Inc.+....................................     500             19,219
Hologic, Inc.+.............................................     200              4,700
IDEXX Laboratories, Inc.+..................................     800             17,700
MedImmune, Inc.+...........................................   1,000             52,749
Protein Design Labs, Inc.+.................................     700             22,400
Resound Corp.+.............................................   1,000              6,313
Respironics, Inc.+.........................................     300              5,006
Safeskin Corp.+............................................   2,200             78,374
Spacelabs Medical, Inc.+...................................     200              3,575
Steris Corp.+..............................................     800             47,049
Visx, Inc.+................................................     300             13,238
Vital Signs, Inc...........................................     300              5,588
                                                                           ------------
                                                                               301,824
                                                                           ------------

CHEMICALS (0.1%)
Quaker Chemical Corp.......................................     300              5,944
                                                                           ------------

COMMERCIAL SERVICES (5.9%)
ABM Industries, Inc........................................     500             14,469
ADVO, Inc.+................................................     900             25,763
Angelica Corp..............................................     200              4,400
Billing Information Concepts+..............................     300              8,400
Bowne & Co., Inc.+.........................................     800             33,050
Catalina Marketing Corp.+..................................     700             36,399
CDI Corp.+.................................................     500             19,344
Central Parking Corp.......................................   1,100             51,562
Consolidated Graphics, Inc.+...............................     300             17,306
Devry, Inc.+...............................................     700             26,513
Franklin Covey Co.+........................................     600             15,000
G & K Services, Inc........................................     300             12,075
HA-LO Industries, Inc.+....................................     900             30,206
Interim Services, Inc.+....................................   1,600             52,199
Merrill Corp...............................................     800             16,600
NFO Worldwide, Inc.+.......................................     300              6,281
Norrell Corp...............................................     600             12,638
True North Communications, Inc.............................     800             24,400
Valassis Communications, Inc.+.............................     800             31,400
Volt Information Sciences, Inc.+...........................     400             13,300
World Color Press, Inc.+...................................   1,500             47,999
                                                                           ------------
                                                                               499,304
                                                                           ------------

CONGLOMERATE AND AEROSPACE (2.3%)
AAR Corp...................................................     450             11,784
Alliant Techsystems, Inc.+.................................     500             31,969
Anixter International, Inc.+...............................   1,200             23,925
BE Aerospace, Inc.+........................................     600             18,713
Kaman Corp.................................................     700             13,388
Orbital Sciences Corp.+....................................   1,400             62,299


24 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
CONGLOMERATE AND AEROSPACE (CONTINUED)
Tracor, Inc.+..............................................     600        $    23,588
Triarc Co., Inc.+..........................................     500             12,906
                                                                           ------------
                                                                               198,572
                                                                           ------------

CONSUMER FINANCE (0.2%)
Rollins Truck Leasing Corp.................................   1,500             19,875
                                                                           ------------

CONSUMER PRODUCTS (0.1%)
Thor Industries, Inc.......................................     300              7,838
                                                                           ------------

CONSUMER SERVICES (3.0%)
Applebees International, Inc...............................     500             12,438
CapStar Hotel Co.+.........................................     400             12,850
CKE Restaurants, Inc.......................................   1,800             62,324
Consolidated Products, Inc.+...............................     400              8,150
Foodmaker, Inc.+...........................................   1,000             19,000
Grand Casinos, Inc.+.......................................     800             14,050
IHOP Corp.+................................................     200              8,800
Landry's Seafood Restaurants, Inc.+........................     600             17,100
Luby's Cafeterias, Inc.....................................     400              7,675
Marcus Corp................................................     300              5,306
Prime Hospitality Corp.+...................................     800             16,550
Ruby Tuesday, Inc..........................................     400             13,400
Rural/Metro Corp.+.........................................     200              6,500
Ryan's Family Steak Houses, Inc.+..........................     900              9,000
Showbiz Pizza Time, Inc.+..................................     700             27,038
Sonic Corp.+...............................................     300              9,600
TCBY Enterprises, Inc......................................     400              3,525
                                                                           ------------
                                                                               253,306
                                                                           ------------

CONSUMER SPECIALTIES (1.3%)
Arctic Cat, Inc............................................     800              8,000
Broderbund Software, Inc.+.................................     400              7,150
Huffy Corp.................................................     300              4,913
Polaris Industries, Inc....................................     500             17,813
Russ Berrie & Co., Inc.....................................     400             11,450
Scotts Co. (The)+..........................................     500             18,250
Sola International, Inc.+..................................     600             25,500
Sturm, Ruger & Co., Inc....................................     700             13,781
                                                                           ------------
                                                                               106,857
                                                                           ------------

DATA AND IMAGING SERVICES (4.8%)
Acxiom Corp.+..............................................     800             19,400
Analysts International Corp................................     500             14,500
BancTec, Inc.+.............................................     500             10,906
BISYS Group, Inc. (The)+...................................     400             15,800
Boole & Babbage, Inc.+.....................................     450             10,800
Ciber, Inc.+...............................................     800             26,000
Computer Task Group, Inc.+.................................     900             34,988
Digi International, Inc.+..................................     700             18,638
Filenet Corp.+.............................................     300             16,350


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DATA AND IMAGING SERVICES (CONTINUED)
Gerber Scientific, Inc.....................................     400        $    10,200
Harmon Industries, Inc.....................................     450             11,025
Henry (Jack) & Associates..................................     300             10,425
Hyperion Software Corp.+...................................     500             21,688
Kronos, Inc.+..............................................     100              3,600
National Computer Systems, Inc.............................   1,200             30,000
Platinum Technology, Inc.+.................................   2,500             63,749
Progress Software Corp.+...................................     500             16,000
Technology Solutions Co.+..................................     500             16,063
Telxon Corp................................................     300              9,694
Vantive Corp. (The)+.......................................     500             16,000
Wall Data, Inc.+...........................................     300              4,613
X-rite, Inc................................................     400              5,175
Xylan Corp.+...............................................     800             22,775
                                                                           ------------
                                                                               408,389
                                                                           ------------

DISCRETIONARY RETAIL (5.4%)
Books-a-Million, Inc.+.....................................     600              3,525
Building Material Holding Corp.+...........................     300              4,350
Cash America International, Inc............................     600             10,200
Cato Corp. (The)...........................................   1,100             15,675
CPI Corp...................................................     200              5,188
Damark International, Inc.+................................     400              4,250
Discount Auto Parts, Inc.+.................................     400              9,625
Dress Barn, Inc.+..........................................     800             23,300
Eagle Hardware & Garden, Inc.+.............................     500              9,125
Fabri-Centers of America+..................................     300              8,831
Footstar, Inc.+............................................     600             23,888
Hancock Fabrics, Inc.......................................     800             11,900
Lillian Vernon Corp........................................     200              3,450
Linens 'n Things, Inc.+....................................     800             48,199
Mens Wearhouse, Inc.+......................................     500             21,063
Michaels Stores, Inc.+.....................................   1,100             33,275
Microage, Inc.+............................................     600              9,600
New England Business Service, Inc..........................     200              6,638
O'Reilly Automotive, Inc.+.................................     400             11,000
Pier 1 Imports, Inc........................................   1,300             34,288
Regis Corp.................................................   1,000             28,375
Ross Stores, Inc...........................................     900             41,680
Shopko Stores, Inc.+.......................................     500             17,313
Stein Mart, Inc.+..........................................     600             21,150
Williams-Sonoma, Inc.+.....................................   1,000             54,937
                                                                           ------------
                                                                               460,825
                                                                           ------------

DIVERSIFIED FINANCIAL SERVICES (0.8%)
AMRESCO, Inc.+.............................................   1,800             65,249
                                                                           ------------

ELECTRIC UTILITIES (1.8%)
Aquarion Co................................................     200              6,488

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
ELECTRIC UTILITIES (CONTINUED)
Central Hudson Gas & Electric Co...........................     400        $    16,125
Central Vermont Public Service.............................     600              8,925
Commonwealth Energy System Co..............................     500             19,125
Consumers Water Co.........................................     200              4,025
Eastern Utilities Association..............................     500             13,125
Orange & Rockland Utilities, Inc...........................     300             12,394
Philadelphia Suburban Corp.................................     400              8,450
Southern California Water Co...............................     200              4,650
TNP Enterprises, Inc.......................................     500             16,125
United Illuminating Co.....................................     700             34,388
United Water Resources, Inc................................     600             10,388
                                                                           ------------
                                                                               154,208
                                                                           ------------

ELECTRICAL MACHINERY AND INSTRUMENTS (1.2%)
Coherent, Inc.+............................................     400              9,500
Daniel Industries..........................................     600             11,738
Dionex Corp.+..............................................     300             16,013
Dynatech Corp.+............................................     300             14,625
Fluke Corp.................................................     300              9,525
Interface, Inc.............................................     400             16,975
Technitrol, Inc............................................     400             16,350
Trimble Navigation Ltd.+...................................     400              7,400
                                                                           ------------
                                                                               102,126
                                                                           ------------

ELECTRONIC MEDIA (0.7%)
Carmike Cinemas+...........................................     200              6,063
Midway Games, Inc.+........................................     800             14,800
Primark Corp.+.............................................     500             18,594
Westwood One, Inc.+........................................     700             21,000
                                                                           ------------
                                                                                60,457
                                                                           ------------

FOOD AND BEVERAGE (1.3%)
Canandaigua Brands, Inc.+..................................     600             31,425
Earthgrains Co.............................................     400             18,700
Goodmark Foods, Inc........................................     200              4,575
J & J Snack Foods Corp.+...................................     300              5,850
Nature's Sunshine Products, Inc............................     300              7,350
NBTY, Inc.+................................................   1,100             22,000
Smithfields Foods, Inc.+...................................     600             18,225
                                                                           ------------
                                                                               108,125
                                                                           ------------

FOOD AND DRUG RETAIL (1.7%)
Casey's General Stores, Inc................................     800             13,100
Express Scripts, Inc.+.....................................     200             16,000
Fleming Companies, Inc.....................................     900             16,875
Nash-Finch Co..............................................     600             11,775
Richfood Holdings, Inc.....................................     800             21,950
Whole Foods Market, Inc.+..................................   1,000             61,874
                                                                           ------------
                                                                               141,574
                                                                           ------------

FOREST PRODUCTS AND BUILDING MATERIALS (1.6%)
AptarGroup, Inc............................................     400             25,000


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
FOREST PRODUCTS AND BUILDING MATERIALS (CONTINUED)
Caraustar Industries, Inc..................................     600        $    20,550
Dravo Corp.+...............................................     500              5,125
Lone Star Industries, Inc..................................     200             16,525
Medusa Corp................................................     300             18,450
Republic Group, Inc........................................     300              5,700
Shorewood Packaging Corp.+.................................     500             12,969
TJ International, Inc......................................     400             12,450
Universal Forest...........................................     600             10,725
Watsco, Inc................................................     300              8,775
                                                                           ------------
                                                                               136,269
                                                                           ------------

GAS UTILITIES (1.9%)
Cascade Natural Gas Corp...................................     200              3,213
Connecticut Energy Corp....................................     200              5,800
Energen Corp...............................................     800             17,850
KN Energy, Inc.............................................     800             46,949
New Jersey Resources Corp..................................     400             15,100
Pennsylvania Enterprises, Inc..............................     200              4,688
Piedmont Natural Gas, Inc..................................     700             23,844
Public Service Co. of North Carolina.......................     300              6,150
Southwest Gas Corp.........................................     500             11,531
Southwestern Energy Co.....................................     400              4,625
Wicor, Inc.................................................     500             23,969
                                                                           ------------
                                                                               163,719
                                                                           ------------

HEALTH CARE (0.3%)
Coventry Health Care+......................................     600             10,163
Parexel International Corp.+...............................     500             16,750
                                                                           ------------
                                                                                26,913
                                                                           ------------

HEALTH SERVICES (3.3%)
Access Health, Inc.+.......................................     700             23,625
American Oncology Resources, Inc.+.........................     500              7,500
Cerner Corp.+..............................................     700             20,869
Genesis Health Ventures, Inc.+.............................     800             21,150
Integrated Health Services, Inc............................     900             34,706
Lincare Holdings, Inc.+....................................     500             40,562
Mariner Health Group, Inc.+................................     700             12,688
Orthodontic Centers of America, Inc.+......................     900             19,238
Owens & Minor, Inc.........................................     500              8,906
Patterson Dental Co.+......................................     600             17,663
Pediatrix Medical Group, Inc.+.............................     300             12,656
Renal Care Group, Inc.+....................................     400             15,300
Sierra Health Services, Inc.+..............................     400             15,375
Universal Health Services, Inc.+...........................     500             28,781
                                                                           ------------
                                                                               279,019
                                                                           ------------

HEAVY MACHINERY (1.2%)
Astec Industries, Inc.+....................................     200              5,900
Blount, Inc................................................     600             18,638
JLG Industries, Inc........................................     700             11,419


26 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
HEAVY MACHINERY (CONTINUED)
Lindsay Manufacturing Co...................................     200        $     9,375
Manitowoc Co., Inc. (The)..................................     600             27,975
Spartan Motors, Inc.+......................................     600              4,538
Titan International, Inc...................................     400              7,800
Wabash National Corp.......................................     500             15,438
                                                                           ------------
                                                                               101,083
                                                                           ------------

HOUSING AND FURNISHINGS (4.7%)
Bassett Furniture Industries, Inc..........................     200              6,250
Champion Enterprises, Inc.+................................   1,900             47,262
D.R. Horton, Inc...........................................   2,075             38,516
Dixie Group, Inc...........................................     500              6,281
Ethan Allen Interiors, Inc.................................   1,100             56,030
La-Z-Boy, Inc..............................................     400             20,925
MDC Holdings, Inc..........................................     900             15,469
Mohawk Industries, Inc.+...................................   1,100             33,963
National Presto Industries, Inc............................     100              3,975
Oakwood Homes Corp.........................................   1,900             53,555
Pillowtex Corp.............................................     500             25,094
Royal Appliance Mfg. Co.+..................................     800              4,400
Ryland Group, Inc..........................................     700             14,656
Skyline Corp...............................................     200              6,075
Southern Energy Hampshire+.................................     400              4,425
Standard Pacific Corp......................................   1,100             18,975
Toll Brothers, Inc.+.......................................     700             19,513
U.S. Home Corp.+...........................................     600             24,900
                                                                           ------------
                                                                               400,264
                                                                           ------------

INDUSTRIAL SERVICES (0.8%)
Butler Manufacturing Co....................................     400             14,925
Insituform Tecnolnologies+.................................   1,000             11,625
Morrison Knudsen Corp.+....................................   1,300             15,519
Stone & Webster, Inc.......................................     500             22,313
                                                                           ------------
                                                                                64,382
                                                                           ------------

INSURANCE (7.6%)
Allied Group, Inc..........................................     600             17,925
Capital RE Corp............................................     300             22,144
CMAC Investment Corp.......................................     900             58,105
Delphi Financial Group, Inc.+..............................     306             17,442
Enhance Financial Services Group, Inc......................     700             48,037
Executive Risk, Inc........................................     300             20,006
Fidelity National Financial, Inc...........................     900             33,188
First American Financial Corp..............................     800             56,849
Fremont General Corp.......................................   1,400             78,049
Frontier Insurance Group, Inc..............................   1,100             29,150
Gallagher (Arthur J.) & Co.................................     400             17,550
Hilb Rogal & Hamilton Co...................................     300              5,363
Life Re Corp...............................................     300             21,600
Mutual Risk Management Ltd.................................     900             30,488


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
INSURANCE (CONTINUED)
NAC Re Corp................................................     700        $    35,000
Orion Capital Corp.........................................   1,000             55,749
Protective Life Corp.......................................   1,200             44,549
Selective Insurance Group, Inc.............................   1,200             33,000
Trenwick Group, Inc........................................     300             11,550
Zenith National Insurance..................................     400             11,250
                                                                           ------------
                                                                               646,994
                                                                           ------------

INVESTMENT SERVICES (2.8%)
Dain Rauscher Corp.........................................     300             18,056
Dames & Moore Group........................................     400              5,125
Eaton Vance Corp...........................................     700             34,300
Envoy Corp.+...............................................     400             16,850
Legg Mason, Inc............................................   1,100             64,899
Pioneer Group, Inc.........................................     400             12,600
Piper Jaffray Companies, Inc...............................     500             18,563
Raymond James Financial, Inc...............................   1,950             63,496
                                                                           ------------
                                                                               233,889
                                                                           ------------

MISCELLANEOUS METALS (0.2%)
Amcol International Corp...................................     700              9,581
Imco Recycling, Inc........................................     400              7,400
                                                                           ------------
                                                                                16,981
                                                                           ------------

OIL (0.9%)
Barrett Resources Corp.+...................................     600             22,275
HS Resources, Inc.+........................................     300              4,856
KCS Energy, Inc............................................     500              7,750
Plains Resources+..........................................     300              6,300
Snyder Oil Corp............................................     700             14,919
St. Mary Land & Exploration Co.............................     200              6,400
Vintage Petroleum, Inc.....................................     900             17,550
                                                                           ------------
                                                                                80,050
                                                                           ------------

OIL SERVICES (2.3%)
Input/Output, Inc.+........................................   1,600             39,799
Oceaneering International, Inc.+...........................     400              9,175
Offshore Logistics, Inc.+..................................     500             11,813
Pool Energy Services Co.+..................................     900             23,738
Pride International, Inc.+.................................   2,300             55,918
Seitel, Inc.+..............................................     400              6,750
Tuboscope Vetco International Corp.+.......................   2,100             49,743
                                                                           ------------
                                                                               196,936
                                                                           ------------

OTHER TELECOMMUNICATIONS (2.7%)
Allen Telecom, Inc.+.......................................     500              8,031
Aspect Telecommunications Corp.+...........................   1,000             28,750
California Microwave, Inc.+................................     300              6,806
Comverse Technology, Inc.+.................................     700             33,163
Dialogic Corp.+............................................     400             14,950
Digital Microwave Corp.+...................................   1,900             21,613
Inter-Tel Incorporated & Subsidiaries......................   1,000             23,625

INDEX PLUS FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
INDEX PLUS SMALL CAP (CONTINUED)
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
OTHER TELECOMMUNICATIONS (CONTINUED)
P-Com, Inc.+...............................................   1,800        $    35,438
Symmetricom, Inc.+.........................................     300              2,213
Tel-Save Holdings, Inc.+...................................   2,500             57,030
                                                                           ------------
                                                                               231,619
                                                                           ------------

PRINT MEDIA (0.7%)
Plenum Publishing Corp.....................................     100              6,600
PMT Services, Inc.+........................................   1,000             19,500
SEI Investments Co.........................................     400             29,550
Thomas Nelson, Inc.........................................     400              5,325
                                                                           ------------
                                                                                60,975
                                                                           ------------

PRODUCER GOODS (7.3%)
Amcast Industrial Corp.....................................     200              4,313
Applied Industrial Technologies, Inc.......................     500             12,688
Applied Power, Inc.........................................     600             22,425
Baldor Electric Co.........................................     600             15,750
Belden, Inc................................................     600             24,863
BMC Industries, Inc........................................     700             12,775
Brady (W.H.) Co............................................     400             12,200
Buckeye Technologies, Inc.+................................   1,000             23,250
Cable Design Technologies+.................................   1,200             31,950
Castle (A.M.) & Co.........................................     700             16,625
Commercial Metals Co.......................................     300             10,013
Commonwealth Industries, Inc...............................     400              6,800
Global Industrial Technologies, Inc.+......................     500              8,969
Griffon Corp.+.............................................     700              9,363
Halter Marine Group, Inc.+.................................     700             12,688
Hughes Supply, Inc.........................................     900             34,875
Intermet Corp..............................................     500             10,500
Juno Lighting, Inc.........................................     500             10,813
Kuhlman Corp...............................................     400             19,600
Lilly Industries, Inc......................................     600             11,288
Lydall, Inc.+..............................................     300              5,569
MacDermid, Inc.............................................     900             26,944
McWhorter Technologies, Inc.+..............................     200              5,200
Mueller Industries, Inc.+..................................     400             27,075
O' Sullivan Corp...........................................     600              5,888
Oak Industries, Inc.+......................................     300             10,894
Paxar Corp.+...............................................     800             11,850
Regal Beloit...............................................     500             15,375
Robbins & Myers, Inc.......................................     400             13,250
Roper Industries, Inc......................................     500             15,500
SPS Technologies, Inc.+....................................     600             37,087
Standex International Corp.................................     500             15,219
Steel Technologies, Inc.+..................................     300              3,825
Thomas Industries, Inc.....................................     600             15,563
Tredegar Industries, Inc...................................     500             39,155
Valmont Industries.........................................     700             15,575
Wolverine Tube, Inc.+......................................     300             11,813


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
PRODUCER GOODS (CONTINUED)
Zebra Technologies, Inc.+..................................     500        $    19,375
ZERO Corp..................................................     300              9,244
                                                                           ------------
                                                                               616,149
                                                                           ------------

SEMICONDUCTORS AND ELECTRONICS (8.3%)
Bell Industries, Inc.+.....................................     300              4,106
Benchmark Electronics, Inc.+...............................     400              8,975
Brightpoint, Inc.+.........................................   2,000             38,999
Burr-Brown Corp.+..........................................     750             22,828
C-Cube Microsystems, Inc.+.................................     600             14,513
Cognex Corp.+..............................................     700             16,931
CTS Corp...................................................     600             22,163
Dallas Semiconductor Corp..................................     700             26,994
Electro Scientific Industries, Inc.+.......................     300             11,400
Etec Systems, Inc.+........................................     400             22,700
Hadco Corp.+...............................................     300             11,475
Harman International Industries............................     400             17,200
Helix Technology Corp......................................     300              6,000
Innovex, Inc...............................................     400             10,225
Integrated Circuit Systems, Inc.+..........................     300              4,538
International Rectifier Corp.+.............................     900             10,575
Kemet Corp.+...............................................     900             16,200
Kent Electronics Corp.+....................................     500             11,000
Kulicke & Soffa Industries, Inc.+..........................     400              8,600
Lattice Semiconductor Corp.+...............................     500             22,813
Marshall Industries+.......................................     300              9,731
Methode Electronics, Inc...................................     600              9,600
Microchip Technology, Inc.+................................     900             25,538
Novellus Systems, Inc.+....................................     600             28,725
Park Electrochemical Corp..................................     300              7,725
Phototronics, Inc.+........................................   1,000             36,874
Pioneer Standard Electronics...............................   1,000             12,563
Plexus Corp.+..............................................     300              6,600
Sanmina Corp.+.............................................     900             80,999
SpeedFam International, Inc.+..............................     300              8,700
Tech Data Corp.+...........................................   1,000             49,874
Three-Five Systems, Inc.+..................................     200              3,925
Ultratech Stepper, Inc.+...................................     400              9,825
Unitrode Corp.+............................................   1,100             17,600
Vanstar Corp.+.............................................   1,100             14,644
Vicor Corp.+...............................................     600             12,038
Vitesse Semiconductor Corp.+...............................     600             34,613
VLSI Technology, Inc.+.....................................   1,100             22,688
                                                                           ------------
                                                                               700,497
                                                                           ------------

SPECIALTY CHEMICALS (0.8%)
Cambrex Corp...............................................     300             16,650
Chemed Corp................................................     200              8,013
ChemFirst, Inc.............................................     500             13,313
OM Group, Inc..............................................     500             22,156


28 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
SPECIALTY CHEMICALS (CONTINUED)
Penford Corp...............................................     100        $     3,500
Tetra Technologies+........................................     200              4,788
                                                                           ------------
                                                                                68,420
                                                                           ------------

STEEL (1.1%)
Lukens, Inc................................................     300             10,406
Northwestern Steel & Wire Co.+.............................     900              3,684
Quanex Corp................................................     300              8,794
Texas Industries, Inc......................................     800             51,549
WHX Corp.+.................................................   1,000             15,688
                                                                           ------------
                                                                                90,121
                                                                           ------------

SURFACE TRANSPORT (1.5%)
American Freightways Corp.+................................     500              6,000
Arkanas Best Corp.+........................................   1,000             10,500
Frozen Food Express Industries, Inc........................     600              6,113
Heartland Express, Inc.+...................................     500             12,438
Landstar Systems, Inc.+....................................     300              9,825
M.S. Carriers, Inc.+.......................................     400             13,600
Mesa Air Group, Inc.+......................................     500              4,000
Railtex, Inc.+.............................................     200              2,963
U.S. Freightways Corp......................................   1,000             35,750
Werner Enterprises, Inc....................................     900             21,713
Yellow Corp.+..............................................     400              7,175
                                                                           ------------
                                                                               130,077
                                                                           ------------

TEXTILES AND APPAREL (2.7%)
Authentic Fitness Corp.....................................     500              9,063
Brown Group, Inc...........................................     400              6,375
Galey & Lord, Inc.+........................................     400             10,450
Guilford Mills, Inc........................................     900             25,425
Hartmarx Corp.+............................................     800              6,300
Justin Industries..........................................     600              9,375
Kellwood Co................................................     500             15,969
Nautica Enterprises, Inc.+.................................   1,000             24,875
Oshkosh B'Gosh, Inc........................................     400             15,400
Oxford Industries, Inc.....................................     400             14,250
Phillips-Van Heusen........................................     500              5,906
St. John Knits, Inc........................................     400             17,850
Stride Rite Corp...........................................     800             10,050
Timberland Co. (The)+......................................     400             34,250
Wolverine World Wide, Inc..................................     700             20,213
                                                                           ------------
                                                                               225,751
                                                                           ------------

TOBACCO (0.2%)
Schweitzer-Mauduit International, Inc......................     400             13,300
                                                                           ------------

TOTAL COMMON STOCKS (COST $7,678,568)                                        8,370,977
                                                                           ------------
TOTAL INVESTMENTS (COST $7,678,568)(A)                                       8,370,977

OTHER ASSETS LESS LIABILITIES                                                   98,623
                                                                           ------------

TOTAL NET ASSETS                                                           $ 8,469,600
                                                                           ============



NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $7,681,538. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ....................................                      $   861,381
Unrealized losses ...................................                         (171,942)
                                                                           ------------
   Net unrealized gain ..............................                      $   689,439
                                                                           ============

+   Non-income producing security.

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 29

INDEX PLUS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
Investments, at market value .........................................................................................
Cash .................................................................................................................
Receivable for:
   Dividends and interest ............................................................................................
   Investments sold ..................................................................................................
   Fund shares sold ..................................................................................................
   Variation margin ..................................................................................................
   Reimbursment from Investment Adviser ..............................................................................
Other assets .........................................................................................................
Prepaid expenses .....................................................................................................
Deferred organizational expenses .....................................................................................
            Total assets .............................................................................................
LIABILITIES:
Payable for:
   Dividends to shareholders .........................................................................................
   Investments purchased .............................................................................................
   Fund shares redeemed ..............................................................................................
Other liabilities ....................................................................................................
            Total liabilities ........................................................................................
   NET ASSETS ........................................................................................................
NET ASSETS REPRESENTED BY:
Paid-in capital ......................................................................................................
Net unrealized gain (loss) on investments and open futures contracts..................................................
Undistributed net investment income ..................................................................................
Accumulated net realized gain on investments .........................................................................
   NET ASSETS ........................................................................................................
CAPITAL SHARES:
Class I:
   Outstanding .......................................................................................................
   Net Assets ........................................................................................................
   Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) ...............
Class A:
   Outstanding .......................................................................................................
   Net Assets ........................................................................................................
   Net Asset Value, offering and redemption price per share (net assets divided by shares outstanding) ...............

Cost of investments ..................................................................................................


30 See Notes to Financial Statements.

--------------------------------------------------------------------------------


  INDEX PLUS                       INDEX PLUS                      INDEX PLUS                     INDEX PLUS
     BOND                           LARGE CAP                       MID CAP                        SMALL CAP
-----------------                ----------------                 -------------                  --------------
$    14,825,412                  $    22,298,494                 $    8,434,622                  $   8,370,977
            964                            2,967                         49,333                        110,622

        203,285                           21,133                          6,421                          2,821
             --                               --                        307,663                        113,492
             --                           49,595                             --                            600
             --                            5,600                             --                             --
          9,674                            9,036                          1,429                          9,892
            298                               --                          4,335                          4,261
             --                               87                             --                             --
             --                            5,811                             --                             --
----------------                 ----------------                ---------------                 --------------
     15,039,633                       22,392,723                      8,803,803                      8,612,665
----------------                 ----------------                ---------------                 --------------


         68,996                               --                             --                             --
             --                          270,828                        319,464                        143,065
             --                           13,159                             --                             --
             --                           18,988                             --                             --
----------------                 ----------------                ---------------                 --------------
         68,996                          302,975                        319,464                        143,065
----------------                 ----------------                ---------------                 --------------
$    14,970,637                  $    22,089,748                 $    8,484,339                  $   8,469,600
================                 ================                ===============                 ==============

$    15,047,982                  $    17,869,437                 $    7,543,443                  $   7,579,159
        (80,154)                       2,975,698                        761,779                        692,409
          2,143                           48,420                         13,579                          5,495
            666                        1,196,193                        165,538                        192,537
----------------                 ----------------                ---------------                 --------------
$    14,970,637                  $    22,089,748                 $    8,484,339                  $   8,469,600
================                 ================                ===============                 ==============


      1,493,713                        1,327,969                        741,188                        741,903
$    14,860,321                  $    18,156,576                 $    8,340,755                  $   8,299,063
$          9.95                  $         13.67                 $        11.25                  $       11.19

         11,087                          288,900                         12,767                         15,254
$       110,316                  $     3,933,172                 $      143,584                  $     170,537
$          9.95                  $         13.61                 $        11.25                  $       11.18

$    14,905,566                  $    19,327,648                 $    7,672,843                  $   7,678,568

INDEX PLUS FUNDS
STATEMENTS OF OPERATIONS
PERIOD ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends ............................................................................................................
Interest .............................................................................................................

Foreign taxes withheld on dividends ..................................................................................
            Total investment income ..................................................................................
INVESTMENT EXPENSES:
Investment advisory fee ..............................................................................................
Administrative services fees .........................................................................................
12b-1 and shareholder services fees ..................................................................................
Organizational expenses ..............................................................................................
Printing and postage .................................................................................................
Custody fees .........................................................................................................
Transfer agent fees ..................................................................................................
Audit fees ...........................................................................................................
Directors' fees ......................................................................................................
Registration fees ....................................................................................................
Miscellaneous ........................................................................................................
Expenses before reimbursement and waiver from Adviser ................................................................
Expenses reimbursement and waiver from Adviser .......................................................................
            Total expenses ...........................................................................................
Net investment income ................................................................................................

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sale of investments ...............................................................................................
   Futures and forward foreign currency exchange contracts ...........................................................
            Net realized gain on investments .........................................................................
Net change in unrealized gain or loss on:
   Investments .......................................................................................................
   Futures and forward foreign currency exchange contracts ...........................................................
            Net change in unrealized gain or loss on investments .....................................................
Net realized and change in unrealized gain or loss on investments ....................................................
Net increase in net assets resulting from operations .................................................................

See Notes to Financial Statements.

--------------------------------------------------------------------------------


      INDEX PLUS BOND                                                  INDEX PLUS MID CAP                  INDEX PLUS SMALL CAP
        PERIOD FROM                                                       PERIOD FROM                          PERIOD FROM
      FEBRUARY 4, 1998             INDEX PLUS LARGE CAP                 FEBRUARY 3, 1998                     FEBRUARY 3, 1998
      (COMMENCEMENT OF            SIX MONTH PERIOD ENDED                (COMMENCEMENT OF                     (COMMENCEMENT OF
OPERATIONS) TO APRIL 30, 1998          APRIL 30, 1998            OPERATIONS) TO APRIL 30, 1998        OPERATIONS) TO APRIL 30, 1998
-----------------------------     ----------------------         -----------------------------        -----------------------------
      $            --                $       111,600                     $        24,537                     $        16,115
              210,301                         13,731                               3,563                               4,023
      ----------------               ----------------                    ----------------                    ----------------
              210,301                        125,331                              28,100                              20,138
                   --                           (153)                                 --                                 (11)
      ----------------               ----------------                    ----------------                    ----------------
              210,301                        125,178                              28,100                              20,127
      ----------------               ----------------                    ----------------                    ----------------

               12,367                         33,219                               8,691                               8,759
                3,533                         12,209                               1,931                               1,946
                   61                          4,905                                  70                                  74
                   --                            784                                  --                                  --
                1,349                          3,403                               1,325                               1,325
                3,438                          6,194                               3,435                               3,435
                6,537                         14,570                               6,285                               6,289
                4,413                          9,203                               4,413                               4,413
                  114                            215                                  58                                  58
               21,806                         23,098                              19,654                              19,666
                   18                            224                                  27                                  56
      ----------------               ----------------                    ----------------                    ----------------
               53,636                        108,024                              45,889                              46,021
              (32,382)                       (51,790)                            (31,368)                            (31,389)
      ----------------               ----------------                    ----------------                    ----------------
               21,254                         56,234                              14,521                              14,632
      ----------------               ----------------                    ----------------                    ----------------
              189,047                         68,944                              13,579                               5,495
      ----------------               ----------------                    ----------------                    ----------------


                  666                      1,202,281                             165,538                             192,537
                   --                          7,113                                  --                                  --
      ----------------               ----------------                    ----------------                    ----------------
                  666                      1,209,394                             165,538                             192,537
      ----------------               ----------------                    ----------------                    ----------------

              (80,154)                     1,662,278                             761,779                             692,409
                   --                          4,852                                  --                                  --
      ----------------               ----------------                    ----------------                    ----------------
              (80,154)                     1,667,130                             761,779                             692,409
      ----------------               ----------------                    ----------------                    ----------------
              (79,488)                     2,876,524                             927,317                             884,946
      ----------------               ----------------                    ----------------                    ----------------
      $       109,559                $     2,945,468                     $       940,896                     $       890,441
      ================               ================                    ================                    ================

INDEX PLUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                           INDEX PLUS BOND
                                                                                                           ----------------
                                                                                                             PERIOD FROM
                                                                                                             FEBRUARY 4,
                                                                                                               1998 TO
                                                                                                           APRIL 30, 1998
                                                                                                             (UNAUDITED)
                                                                                                           ----------------
FROM OPERATIONS:
Net investment income ..........................................................................             $   189,047
Net realized gain on investments ...............................................................                     666
Net change in unrealized gain or loss on investments ...........................................                 (80,154)
                                                                                                             ------------
  Net increase in net assets resulting from operations .........................................                 109,559
                                                                                                             ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
    From net investment income .................................................................                (185,687)
Class A:
    From net investment income .................................................................                  (1,217)
                                                                                                             ------------
  Decrease in net assets from distributions to shareholders ....................................                (186,904)
                                                                                                             ------------
FROM FUND SHARE TRANSACTIONS:
Class I:
    Proceeds from shares sold ..................................................................              14,937,000
    Net asset value of shares issued upon reinvestment of distributions ........................                     161
Class A:
    Proceeds from shares sold ..................................................................                 110,774
    Net asset value of shares issued upon reinvestment of distributions ........................                      47
                                                                                                             ------------
   Net increase in net assets from fund share transactions .....................................              15,047,982
                                                                                                             ------------
Change in net assets ...........................................................................              14,970,637
NET ASSETS:
Beginning of period ............................................................................                      --
                                                                                                             ------------
End of period ..................................................................................             $14,970,637
                                                                                                             ============
End of period net assets includes undistributed net investment income ..........................             $     2,143
                                                                                                             ============
SHARE TRANSACTIONS:
Class I:
    Number of shares sold ......................................................................               1,493,697
    Number of shares issued upon reinvestment of distributions .................................                      16
                                                                                                             ------------
  Net increase .................................................................................               1,493,713
                                                                                                             ============
Class A:
    Number of shares sold ......................................................................                  11,082
    Number of shares issued upon reinvestment of distributions .................................                       5
                                                                                                             ------------
  Net increase .................................................................................                  11,087
                                                                                                             ============


See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                              INDEX PLUS LARGE CAP
                                                                                ------------------------------------------
                                                                                   SIX MONTH
                                                                                 PERIOD ENDED              PERIOD FROM
                                                                                APRIL 30, 1998       DECEMBER 10, 1996 TO
                                                                                 (UNAUDITED)           OCTOBER 31, 1997
                                                                                ----------------     ---------------------
FROM OPERATIONS:
Net investment income ..........................................................$        68,944         $        119,623
Net realized gain on investments ...............................................      1,209,394                1,212,139
Net change in unrealized gain or loss on investments ...........................      1,667,130                1,308,568
                                                                                ----------------        -----------------
   Net increase in net assets resulting from operations ........................      2,945,468                2,640,330
                                                                                ----------------        -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
     From net investment income ................................................       (110,122)                 (15,150)
     From net realized gains on investments ....................................     (1,021,541)                      --
Class A:
     From net investment income ................................................        (14,875)                      --
     From net realized gains on investments ....................................       (203,799)                      --
                                                                                ----------------        -----------------
   Decrease in net assets from distributions to shareholders ...................     (1,350,337)                 (15,150)
                                                                                ----------------        -----------------
FROM FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................     11,560,854               18,542,645
     Net asset value of shares issued upon reinvestment of distributions .......        903,430                       --
     Cost of shares redeemed ...................................................     (6,469,084)             (10,225,784)
Class A:
     Proceeds from shares sold .................................................      1,779,993                1,878,106
     Net asset value of shares issued upon reinvestment of distributions .......        215,511                       --
     Cost of shares redeemed ...................................................       (205,830)                (110,404)
                                                                                ----------------        -----------------
    Net increase in net assets from fund share transactions ....................      7,784,874               10,084,563
                                                                                ----------------        -----------------
Change in net assets ...........................................................      9,380,005               12,709,743
NET ASSETS:
Beginning of period ............................................................     12,709,743                       --
                                                                                ----------------        -----------------
End of period ..................................................................$    22,089,748         $     12,709,743
                                                                                ================        =================
End of period net assets includes undistributed net investment income ..........$        48,420         $        104,473
                                                                                ================        =================
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................        893,112                1,730,172
     Number of shares issued upon reinvestment of distributions ................         76,110                       --
     Number of shares redeemed .................................................       (516,542)                (854,883)
                                                                                ----------------        -----------------
   Net increase ................................................................        452,680                  875,289
                                                                                ================        =================
Class A:
     Number of shares sold .....................................................        138,464                  157,036
     Number of shares issued upon reinvestment of distributions ................         18,217                       --
     Number of shares redeemed .................................................        (16,086)                  (8,731)
                                                                                ----------------        -----------------
   Net increase ................................................................        140,595                  148,305
                                                                                ================        =================

INDEX PLUS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                 INDEX PLUS MID CAP
                                                                                -------------------
                                                                                    PERIOD FROM
                                                                                FEBRUARY 3, 1998 TO
                                                                                  APRIL 30, 1998
                                                                                    (UNAUDITED)
                                                                                -------------------
FROM OPERATIONS:
Net investment income ..........................................................   $       13,579
Net realized gain on investments ...............................................          165,538
Net change in unrealized gain or loss on investments ...........................          761,779
                                                                                   ---------------
   Net increase in net assets resulting from operations ........................          940,896
                                                                                   ---------------
FROM FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................        7,413,500
Class A:
     Proceeds from shares sold .................................................          130,443
     Cost of shares redeemed ...................................................             (500)
                                                                                   ---------------
    Net increase in net assets from fund share transactions ....................        7,543,443
                                                                                   ---------------
Change in net assets ...........................................................        8,484,339
NET ASSETS:
Beginning of period ............................................................               --
                                                                                   ---------------
End of period ..................................................................   $    8,484,339
                                                                                   ===============
End of period net assets includes undistributed net investment income ..........   $       13,579
                                                                                   ===============
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................          741,234
     Number of shares redeemed .................................................              (46)
                                                                                   ---------------
   Net increase ................................................................          741,188
                                                                                   ===============
Class A:
     Number of shares sold .....................................................           12,767
                                                                                   ---------------
   Net increase ................................................................           12,767
                                                                                   ===============


See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                INDEX PLUS SMALL CAP
                                                                                -----------------------

                                                                                     PERIOD FROM
                                                                                 FEBRUARY 3, 1998 TO
                                                                                   APRIL 30, 1998
                                                                                     (UNAUDITED)
                                                                                ----------------------
FROM OPERATIONS:
Net investment income ..........................................................   $       5,495
Net realized gain on investments ...............................................         192,537
Net change in unrealized gain or loss on investments ...........................         692,409
                                                                                   --------------
   Net increase in net assets resulting from operations ........................         890,441
                                                                                   --------------
FROM FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................       7,421,496
     Cost of shares redeemed ...................................................            (500)
Class A:
     Proceeds from shares sold .................................................         158,163
                                                                                   --------------
    Net increase in net assets from fund share transactions ....................       7,579,159
                                                                                   --------------
Change in net assets ...........................................................       8,469,600
NET ASSETS:
Beginning of period ............................................................              --
                                                                                   --------------
End of period ..................................................................   $   8,469,600
                                                                                   ==============
End of period net assets includes undistributed net investment income ..........   $       5,495
                                                                                   ==============
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................         741,949
     Number of shares redeemed .................................................             (46)
                                                                                   --------------
   Net increase ................................................................         741,903
                                                                                   ==============
Class A:
     Number of shares sold .....................................................          15,254
                                                                                   --------------
   Net increase ................................................................          15,254
                                                                                   ==============

INDEX PLUS FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


1.  ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Index Plus Bond Fund, Aetna Index Plus Large Cap Fund, Aetna Index Plus Mid Cap Fund and Aetna Index Plus Small Cap Fund.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer two classes of shares, Class I (formerly Select Class shares) and Class A (formerly Adviser Class shares). Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available as follows: Index Plus Large Cap on December 10, 1996, Index Plus Mid Cap and Index Plus Small Cap on February 3, 1998, and Index Plus Bond on February 4, 1998. Class A shares are offered to all others and generally are subject to front end sales charges payable upon purchase. Additionally, Class A shares are subject to a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public for Index Plus Large Cap on February 3, 1997.
Index Plus Mid Cap and Index Plus Small Cap were made available to the public on February 3, 1998 and Index Plus Bond Fund on February 4, 1998.

The following is each Fund's investment objective:

       AETNA INDEX PLUS BOND FUND (Index Plus Bond) seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of approximately 6,000 securities.

       AETNA INDEX PLUS LARGE CAP FUND (Index Plus Large Cap, formerly Aetna Index Plus Fund) seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's 500 Composite Stock Price Index, a stock market index comprised of 500 common stocks selected by S&P.

       AETNA INDEX PLUS MID CAP FUND (Index Plus Mid Cap) seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's Midcap 400, a stock market index comprised of 400 common stocks selected by S&P, while maintaining a market level of risk.

       AETNA INDEX PLUS SMALL CAP FUND (Index Plus Small Cap) seeks to outperform the total return performance of publicly traded common stocks represented by the Standard and Poor's Smallcap 600 Index, a stock market index comprised of 600 common stocks selected by S&P, while maintaining a market level of risk.

Aeltus Investment Management, Inc. (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. became each Fund's principal underwriter.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  VALUATION OF INVESTMENTS

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

B.  FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the value of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuations in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

The risks associated with futures may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures are reflected in the accompanying financial statements. The amounts at risk under such futures may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments. For federal income tax purposes, any futures contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C.  ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A under the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities (10% in the case of Index Plus Large Cap). In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any. Illiquid and restricted securities are valued using market quotations when readily available.

INDEX PLUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D.  DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of the securities purchased or sold are identified in the Funds' Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract.

E.  FEDERAL INCOME TAXES

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

F.  DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for losses deferred due to wash sales.

G. OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

H. DEFERRED ORGANIZATIONAL COSTS

Index Plus Large Cap paid organizational expenses in connection with its start-up and initial registration. Organizational expenses are being amortized over 60 months on a straight-line basis beginning with the commencement of operations. If any or all of the shares representing initial capital of Index Plus Large Cap are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organizational expense balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding immediately preceding the redemption.

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICES AND DISTRIBUTION FEES

Each Fund pays the Investment Adviser a monthly fee expressed as a percentage of the average daily net assets of each Fund. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied. Below are the Funds' Investment Advisory fee ranges and the effective rates as of April 30, 1998:



                                                FEE                          EFFECTIVE
                                               RANGE                           RATE
                                        ---------------------         ------------------------
     Index Plus Bond                        0.35%-0.275%                       0.35%
     Index Plus Large Cap                   0.45%-0.375%                       0.45%
     Index Plus Mid Cap                     0.45%-0.375%                       0.45%
     Index Plus Small Cap                   0.45%-0.375%                       0.45%

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.225% of the average daily net assets of Class I. For the period February 1, 1998 through April 30, 1998, Aeltus paid ALIAC $22,122.

Aeltus has served as the Investment Adviser for all Funds (except Index Plus Large Cap) since inception. Prior to February 2, 1998, ALIAC served as Index Plus Large Cap's Investment Adviser and Aeltus served as Sub-Adviser. As the Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services for the Fund.

Effective February 2, 1998, the Company and Aeltus entered into an administrative services agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for Index Plus Large Cap and was paid an administrative services fee at an annual rate of 0.25% of Index Plus Large Cap's average daily net assets.

The Shareholder Services Plan for the Class A (formerly Adviser Class) shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of Index Plus Large Cap. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, Index Plus Large Cap paid AISI $824 in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for the Class A shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to January 1, 1998, the 12b-1 fee was 0.50%) of the average daily net assets of Class A shares of each Fund. Amounts paid by the Funds are used to pay expenses incurred by the principal underwriter in promoting the sale of Class A shares. For the period ended April 30, 1998, the Funds paid AISI $4,286 in Rule 12b-1 fees. The plan may be terminated upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A shares.

4.  REIMBURSEMENT FROM INVESTMENT ADVISER

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended April 30, 1998, the reimbursements were as follows:


                                                     FUND TOTAL
                                                     ----------
     Index Plus Bond                                  $32,382
     Index Plus Large Cap                              51,790
     Index Plus Mid Cap                                31,368
     Index Plus Small Cap                              31,389

INDEX PLUS FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1998 were:


                                        COST OF PURCHASES       PROCEEDS FROM SALES
                                        -----------------       -------------------
    Index Plus Bond                         $14,311,699            $    51,325
    Index Plus Large Cap                     14,928,196              9,584,697
    Index Plus Mid Cap                       10,217,598              2,710,292
    Index Plus Small Cap                      9,534,725              2,048,694

6.  AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion, 100 million shares each of Class I and Class A shares have been designated to the Funds listed below. As of April 30, 1998, the following shares of the Funds were owned by Aetna and its affiliates:


                                             CLASS I                CLASS A
                                            ---------               -------
    Index Plus Bond                         1,490,000               10,000
    Index Plus Large Cap                      813,115                 --
    Index Plus Mid Cap                        740,000               10,000
    Index Plus Small Cap                      740,000               10,000

INDEX PLUS FUNDS
FINANCIAL HIGHLIGHTS
INDEX PLUS BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                                                                                  FEBRUARY 4, 1998 TO
                                                                                                     APRIL 30, 1998
                                        CLASS I                                                       (UNAUDITED)
--------------------------------------------------------------------------------------------    -------------------------
Net asset value, beginning of period .......................................................          $    10.00
                                                                                                      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................................                0.13
   Net realized and change in unrealized gain or loss on investments .......................               (0.05)
                                                                                                      -----------
          Total from investment operations .................................................                0.08
                                                                                                      -----------
LESS DISTRIBUTIONS:
   From net investment income ..............................................................               (0.13)
                                                                                                      -----------
          Total distributions ..............................................................               (0.13)
                                                                                                      -----------
Net asset value, end of period .............................................................          $     9.95
                                                                                                      ===========

Total return ...............................................................................                0.75%
Net assets, end of period (000's) ..........................................................          $   14,860
Ratio of total expenses to average net assets ..............................................                0.60%(1)
Ratio of net investment income to average net assets .......................................                5.35%(1)
Ratio of net expense before reimbursement and waiver to average net assets .................                1.52%(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......                4.43%(1)
Portfolio turnover rate ....................................................................                0.37%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS BOND
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                     PERIOD FROM
                                                                                                 FEBRUARY 4, 1998 TO
                                                                                                   APRIL 30, 1998
                                      CLASS A                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------   ------------------------
Net asset value, beginning of period .......................................................           $  10.00
                                                                                                       ---------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................................               0.12
   Net realized and change in unrealized gain or loss on investments .......................              (0.05)
                                                                                                       ---------
          Total from investment operations .................................................               0.07
                                                                                                       ---------
LESS DISTRIBUTIONS:
   From net investment income ..............................................................              (0.12)
                                                                                                       ---------
          Total distributions ..............................................................              (0.12)
                                                                                                       ---------
Net asset value, end of period .............................................................           $   9.95
                                                                                                       =========

Total return (does not reflect applicable sales charges) ...................................               0.67%
Net assets, end of period (000's) ..........................................................           $    110
Ratio of total expenses to average net assets ..............................................               0.85%(1)
Ratio of net investment income to average net assets .......................................               5.10%(1)
Ratio of net expense before reimbursement and waiver to average net assets .................               1.77%(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......               4.18%(1)
Portfolio turnover rate ....................................................................               0.37%


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                         SIX MONTH                PERIOD FROM
                                                                                       PERIOD ENDED            DECEMBER 10, 1996
                                                                                      APRIL 30, 1998             TO OCTOBER 31,
                                          CLASS I                                        (UNAUDITED)                   1997
-------------------------------------------------------------------------------    ----------------------   -----------------------
Net asset value, beginning of period ..........................................          $    12.43                 $    10.00
                                                                                         -----------                -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................                0.06                       0.12
   Net realized and change in unrealized gain or loss on investments ..........                2.53                       2.33
                                                                                         -----------                -----------
          Total from investment operations ....................................                2.59                       2.45
                                                                                         -----------                -----------
LESS DISTRIBUTIONS:
   From net investment income .................................................               (0.13)                     (0.02)
   From net realized gains on investments .....................................               (1.22)                        --
                                                                                         -----------                -----------
          Total distributions .................................................               (1.35)                     (0.02)
                                                                                         -----------                -----------
Net asset value, end of period ................................................          $    13.67                 $    12.43
                                                                                         ===========                ===========

Total return ..................................................................               22.48%                     24.49 %
Net assets, end of period (000's) .............................................          $   18,157                 $   10,876
Ratio of total expenses to average net assets .................................                0.70%(1)                   0.70 %(1)
Ratio of net investment income to average net assets ..........................                1.00%(1)                   1.15 %(1)
Ratio of net expense before reimbursement and waiver
     to average net assets ....................................................                1.40%(1)                   1.95 %(1)
Ratio of net investment income before reimbursement
     and waiver to average net assets .........................................                0.30%(1)                  (0.11)%(1)
Portfolio turnover rate .......................................................               64.31%                     82.31 %
Average commission rate paid per share on purchases of equity securities ......          $   0.0387                 $   0.0382


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS LARGE CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                         SIX MONTH             PERIOD FROM
                                                                                       PERIOD ENDED        FEBRUARY 3, 1997 TO
                                                                                      APRIL 30, 1998           OCTOBER 31,
                                     CLASS A                                            (UNAUDITED)                1997
-------------------------------------------------------------------------------       --------------       -------------------
Net asset value, beginning of period ..........................................         $    12.36              $    10.57
                                                                                        -----------             -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ......................................................               0.04                    0.02
   Net realized and change in unrealized gain or loss on investments ..........               2.52                    1.77
                                                                                        -----------             -----------
          Total from investment operations ....................................               2.56                    1.79
                                                                                        -----------             -----------
LESS DISTRIBUTIONS:
   From net investment income .................................................              (0.09)                     --
   From net realized gains on investments .....................................              (1.22)                     --
                                                                                        -----------             -----------
          Total distributions .................................................              (1.31)                     --
                                                                                        -----------             -----------
Net asset value, end of period ................................................         $    13.61              $    12.36
                                                                                        ===========             ===========

Total return (does not reflect applicable sales charges) ......................              22.28 %                 16.93 %
Net assets, end of period (000's) .............................................         $    3,933              $    1,833
Ratio of total expenses to average net assets .................................               1.08 %(1)               1.45 %(1)
Ratio of net investment income to average net assets ..........................               0.62 %(1)               0.16 %(1)
Ratio of net expense before reimbursement and waiver
     to average net assets ....................................................               1.78 %(1)               2.98 %(1)
Ratio of net investment income before reimbursement
     and waiver to average net assets .........................................              (0.08)%(1)              (1.36)%(1)
Portfolio turnover rate .......................................................              64.31 %                 82.31 %
Average commission rate paid per share on
     equity securities traded .................................................         $   0.0387              $   0.0382


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS MID CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                                                                                  FEBRUARY 3, 1998 TO
                                                                                                     APRIL 30, 1998
                                           CLASS I                                                      (UNAUDITED)
--------------------------------------------------------------------------------------------   ---------------------------
Net asset value, beginning of period .......................................................           $    10.00
                                                                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................................                 0.02
   Net realized and change in unrealized gain or loss on investments .......................                 1.23
                                                                                                       -----------
          Total from investment operations .................................................                 1.25
                                                                                                       -----------
Net asset value, end of period .............................................................           $    11.25
                                                                                                       ===========

Total return ...............................................................................                12.50 %
Net assets, end of period (000's) ..........................................................           $    8,341
Ratio of total expenses to average net assets ..............................................                 0.75 %(1)
Ratio of net investment income to average net assets .......................................                 0.70 %(1)
Ratio of net expense before reimbursement and waiver to average net assets .................                 2.37 %(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......                (0.92)%(1)
Portfolio turnover rate ....................................................................                33.26 %
Average commission rate paid per share on equity securities traded .........................           $   0.0402


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS MID CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                      PERIOD FROM
                                                                                                   FEBRUARY 3, 1998 TO
                                                                                                     APRIL 30, 1998
                                        CLASS A                                                        (UNAUDITED)
--------------------------------------------------------------------------------------------  ----------------------------
Net asset value, beginning of period .......................................................          $    10.00
                                                                                                      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................................                0.01
   Net realized and change in unrealized gain or loss on investments .......................                1.24
                                                                                                      -----------
          Total from investment operations .................................................                1.25
                                                                                                      -----------
Net asset value, end of period .............................................................          $    11.25
                                                                                                      ===========

Total return (does not reflect applicable sales charges) ...................................               12.50 %
Net assets, end of period (000's) ..........................................................          $      144
Ratio of total expenses to average net assets ..............................................                1.00 %(1)
Ratio of net investment income to average net assets .......................................                0.45 %(1)
Ratio of net expense before reimbursement and waiver to average net assets .................                2.62 %(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......               (1.17)%(1)
Portfolio turnover rate ....................................................................               33.26 %
Average commission rate paid per share on equity securities traded .........................          $   0.0402


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS SMALL CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                        PERIOD FROM
                                                                                                      FEBRUARY 3, 1998
                                                                                                     TO APRIL 30, 1998
                                     CLASS I                                                            (UNAUDITED)
--------------------------------------------------------------------------------------------      -------------------------
Net asset value, beginning of period .......................................................           $    10.00
                                                                                                       -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...................................................................                 0.01
   Net realized and change in unrealized gain or loss on investments .......................                 1.18
                                                                                                       -----------
          Total from investment operations .................................................                 1.19
                                                                                                       -----------
Net asset value, end of period .............................................................           $    11.19
                                                                                                       ===========

Total return ...............................................................................                11.90 %
Net assets, end of period (000's) ..........................................................           $    8,299
Ratio of total expenses to average net assets ..............................................                 0.75 %(1)
Ratio of net investment income to average net assets .......................................                 0.28 %(1)
Ratio of net expense before reimbursement and waiver to average net assets .................                 2.36 %(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......                (1.33)%(1)
Portfolio turnover rate ....................................................................                25.16 %
Average commission rate paid per share on equity securities traded .........................           $   0.0684


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

INDEX PLUS FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
INDEX PLUS SMALL CAP
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                                    PERIOD FROM
                                                                                                  FEBRUARY 3, 1998
                                                                                                 TO APRIL 30, 1998
                                         CLASS A                                                     (UNAUDITED)
--------------------------------------------------------------------------------------------     -----------------
Net asset value, beginning of period .......................................................        $    10.00
                                                                                                    -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net realized and change in unrealized gain or loss on investments .......................              1.18
                                                                                                    -----------
          Total from investment operations .................................................              1.18
                                                                                                    -----------
Net asset value, end of period .............................................................        $    11.18
                                                                                                    ===========

Total return (does not reflect applicable sales charges) ...................................             11.80 %
Net assets, end of period (000's) ..........................................................        $      171
Ratio of total expenses to average net assets ..............................................              1.00 %(1)
Ratio of net investment income to average net assets .......................................              0.03 %(1)
Ratio of net expense before reimbursement and waiver to average net assets .................              2.61 %(1)
Ratio of net investment income before reimbursement and waiver to average net assets .......             (1.58)%(1)
Portfolio turnover rate ....................................................................             25.16 %
Average commission rate paid per share on equity securities traded .........................        $   0.0684


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

[START DESCRIPTION OF LINE CHARTS]

                                                               AETNA ASCENT FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
              1 Year     Inception+
-------------------------------------
CLASS I       29.23%         22.88%
-------------------------------------
CLASS A       28.64%         22.12%
-------------------------------------


                               Jan-95                                                                                         Apr-98
Aetna Ascent Fund
   (Class I)                   10000   10286   11010   11850   12362   12766   13350   14024   14114   15337   17868   18225   19822
   Ascent Composite            10000   10517   11172   11765   12233   12575   12984   13319   13459   14241   16239   16745   17902


                                                           AETNA CROSSROADS FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
              1 Year     Inception+
-------------------------------------
CLASS I       24.73%         19.52%
-------------------------------------
CLASS A       24.11%         18.72%
-------------------------------------

                               Jan-95                                                                                         Apr-98
Aetna Crossroads Fund
   (Class I)                   10000   10289   10930   11670   12105   12428   12875   13444   13566   14491   16503   16919   18075
Crossroads Composite           10000   10520   11145   11627   12076   12294   12613   12920   13081   13686   15342   15773   16631


                                                               AETNA LEGACY FUND
                                                               Growth of $10,000


    Average Annual Total Returns
for the Period Ended April 30, 1998*
-------------------------------------
              1 Year     Inception+
-------------------------------------
CLASS I       18.81%         15.75%
-------------------------------------
CLASS A       18.24%         14.98%
-------------------------------------

                               Jan-95                                                                                         Apr-98
Aetna Legacy Fund
  (Class I)                    10000   10303   10870   11489   11889   12102   12471   12863   13019   13678   15095   15427   16251
   Legacy Composite            10000   10523   11118   11489   11921   12019   12253   12530   12712   13148   14483   14843   15433

[END DESCRIPTION OF LINE CHARTS]

* Total Return is calculated including reinvestment of income and capital gain distributions. Past performance is no guarantee of future results.

+ Date of inception for the Class I (formerly Select Class) shares was January 4, 1995. The date of inception for the Class A (formerly Adviser Class) shares was January 20, 1997. For periods prior to the date, Class A performance is calculated by using the performance of Class I, adjusted for fees and expenses charged to Class A. Class I and Class A shares participate in the same portfolio of securities.

                             AETNA GENERATION FUNDS

HOW DID THE FUNDS PERFORM DURING THE PERIOD?

Returns for the six-month period ended April 30, 1998 were quite favorable as each of the three Generation Funds outperformed its relative benchmark index for the period. These benchmark indices are comprised of the seven stock and bond indices listed below in weights that correspond to the particular benchmark weights for each Fund.

                              FUND RETURN       FUND RETURN       BENCHMARK INDEX
GENERATION FUND                (CLASS I)        (CLASS A)*            RETURN
Ascent                           10.93%           10.80%              10.24%
Crossroads                        9.53%            9.37%               8.40%
Legacy                            7.67%            7.48%               6.55%

*Performance is based on the six month return of Class A shares, adjusted for fees and expenses charged to Class A, and does not reflect the deduction of the front end sales charge.

WHAT ECONOMIC OR FINANCIAL MARKET CONDITIONS IMPACTED THE FUNDS?

Serving as a backdrop for each Fund's performance are the returns for the various indices representing the asset classes in which the Generation Funds invest (shown below). Again, the combination of these seven indices in different weights comprise the overall benchmarks against which we measure each Fund's performance (shown above).

                                                          INDEX
ASSET CLASS                  BENCHMARK INDEX             RETURN
Large Cap Stocks             S&P 500 (a)                 22.50%
Small Cap Stocks             Russell 2000 (b)            11.86%
International Stocks         MSCI EAFE (c)               15.59%
Real Estate Stocks           NAREIT (d)                   0.69%
U.S. Dollar Bonds            Salomon Broad (e)            3.69%
International Bonds          S.B. Non-U.S. WGBI (f)      (1.01)%
Cash Equivalents             U.S. 90 Day T-Bill (g)       2.58%

WHAT INVESTMENTS INFLUENCED THE FUNDS' PERFORMANCE OVER THE PAST SIX MONTHS?

For the entire six month period under review, U.S. large cap stocks appeared to be expensive compared to other equity alternatives, causing us to hold a smaller allocation of large cap stocks than our benchmark weights. The negative impact of being underweight in large cap stocks, when the S&P 500 outperformed all other asset classes, was offset by the positive outcomes of holding underweight positions in real estate and international bonds. On the other hand, we held overweight positions in small cap stocks, largely due to their attractiveness relative to large cap stocks during the period. Overall, our asset allocation decisions had a neutral impact on performance. We credit the Funds' outperformance primarily to excellent stock selection results.


52 See Definition of Indices.

                                [GRAPHS OMITTED]

The bar chart shows the asset class weights relative to benchmark weights for the following asset classes for the Ascent, Crossroads and Legacy Funds:
    o Large Cap
    o Small Cap
    o Real Estate
    o International Stocks
    o International Bonds
    o U.S. Bonds
    o Cash
The bar chart compares the weights on October 31, 1997, and April 30, 1998.

WHAT IS YOUR OUTLOOK GOING FORWARD?

Due to the lagging year-to-date performance of real estate stocks, equity REITs are attractively valued and in response, we have dramatically increased our real estate targets to overweight positions and are in the process of building positions. Relative valuation among domestic equities favors small cap stocks and we remain overweight there. However, in an effort to reduce risk relative to our benchmarks, we have increased our large cap holdings to a slightly underweight position. In order to fund these purchases, we have reduced cash and U.S. bond allocations. Essentially, the roughly 5% yield on cash and 6.5% yield on corporate bonds was replaced with the 6% average yield on equity REITs with much better capital appreciation potential.

We continue to favor selected international equity markets, particularly Europe, and continue to underweight the Far East. We remain partially hedged against the major currencies, with a heavier emphasis against the Yen. Foreign bonds still look unattractive to us.

ASSET ALLOCATION:

                                  % OF        NOTIONAL VALUE*         ECONOMIC EXPOSURE*
ASSET CLASS                   INVESTMENTS        OF FUTURES      04/30/98       10/31/97         BENCHMARK   RANGE
ASCENT
------
Large Cap Stocks                   18%              --               18%            10%             20%       0 - 60%
Small Cap Stocks                   27%              --               27%            26%             20%       0 - 40%
Real Estate Stocks                 21%              --               21%            13%             20%       0 - 40%
U.S. Dollar Bonds                   5%              --                5%            14%             10%       0 - 30%
International Stocks               19%               1%              20%            21%             20%       0 - 40%
International Bonds                 0%               4%               4%             3%             10%       0 - 20%
Cash Equivalents                   10%              (5%)              5%            13%              0%       0 - 30%
                            ---------------    --------------   ------------   -------------   ------------
                                  100%              --              100%           100%            100%
                            ===============    ==============   ============   =============   ============
CROSSROADS
----------
Large Cap Stocks                   13%              --               13%             7%             15%       0 - 45%
Small Cap Stocks                   20%              --               20%            20%             15%       0 - 30%
Real Estate Stocks                 16%              --               16%            10%             15%       0 - 30%
U.S. Dollar Bonds                  21%              --               21%            30%             25%       0 - 70%
International Stocks               16%               1%              17%            17%             15%       0 - 30%
International Bonds                 0%               3%               3%             2%             10%       0 - 20%
Cash Equivalents                   14%              (4%)             10%            14%              5%       0 - 30%
                            ---------------    --------------   ------------   -------------   ------------
                                  100%              --              100%           100%            100%
                              ============     ==============   ============   ============    ============
LEGACY
------
Large Cap Stocks                    9%              --                9%             5%             10%       0 - 30%
Small Cap Stocks                   13%              --               13%            13%             10%       0 - 20%
Real Estate Stocks                 10%              --               10%             7%             10%       0 - 20%
U.S. Dollar Bonds                  36%              --               36%            47%             40%       0 -100%
International Stocks               15%               1%              16%            13%             10%       0 - 20%
International Bonds                 0%               2%               2%             4%             10%       0 - 20%
Cash Equivalents                   17%              (3%)             14%            11%             10%       0 - 30%
                            ---------------    --------------   ------------   -------------   ------------
                                  100%              --              100%           100%            100%
                            ==============     ==============   ============   =============   ============

* Notional value refers to the economic value at risk, or the exposure to the financial instruments underlying the options and futures positions. Economic exposure reflects the Fund's exposure to both changes in value of the portfolio of investments as well as the financial instruments underlying the futures positions.

DEFINITION OF INDICES

(a) The Standard & Poor's 500 (S&P 500) Index is a value-weighted, unmanaged index of 500 widely held stocks that assumes the reinvestment of all dividends, and is considered to be representative of the stock market in general.

(b) The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index, and represents approximately 10% of the Russell 3000 total market capitalization. The 3000 largest U.S. companies by market capitalization, representing nearly 98% of the U.S. equity market, comprise the Russell 3000 Index. Both indices assume reinvestment of all dividends and are unmanaged.

(c) The Morgan Stanley Capital International-Europe, Australia, Far East (MSCI
EAFE) Index is an unmanaged, market value-weighted average of the performance of more than 900 securities listed on the stock exchanges of countries in Europe, Australia and the Far East.

(d) The National Association of Real Estate Investment Trusts (NAREIT) Equity REIT Index is an unmanaged, market-weighted average of the performance for tax-qualified real estate investment trusts listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System.

(e) Salomon Brothers Broad Investment-Grade Bond Index is an unmanaged, market-weighted index that contains approximately 4,700 individually priced investment-grade bonds rated BBB or better. The index includes U.S. Treasury/Agency issues, mortgage pass-through securities, and corporate issues.

(f) The Salomon Brothers Non-U.S. World Government Bond Index (S.B. Non-U.S.
WGBI) serves as an unmanaged benchmark to evaluate the performance of government bonds with a maturity of one year or greater in the following 12 countries:
Japan, United Kingdom, Germany, France, Canada, the Netherlands, Australia, Denmark, Italy, Belgium, Spain and Sweden.

(g) Three-month Treasury bills are government-backed short-term investments considered to be risk-free, and equivalent to cash because their maturity is only three months.

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
ASCENT
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (83.1%)
UNITED STATES (65.0%)

AIR TRANSPORT (1.3%)
Airborne Freight Corp...............................           300        $     11,888
Alaska Air Group, Inc.+.............................           300              16,838
America West Holdings Corp.+........................         8,000             241,999
AMR Corp.+..........................................           600              91,425
Delta Air Lines, Inc................................           600              69,750
Northwest Airlines Corp.+...........................           500              26,250
UAL Corp.+..........................................           200              17,438
US Airways Group, Inc.+.............................           700              49,788
                                                                          -------------
                                                                               525,376
                                                                          -------------

AUTO PARTS AND HARDWARE (0.2%)
Black & Decker Corp.................................         1,600              82,600
Echlin, Inc.........................................           100               4,731
                                                                          -------------
                                                                                87,331
                                                                          -------------

AUTOMOTIVE (0.5%)
Chrysler Corp.......................................         2,200              88,413
Ford Motor Co.......................................           600              27,488
General Motors Corp.................................         1,200              80,850
                                                                          -------------
                                                                               196,751
                                                                          -------------

BANKS AND THRIFTS (3.0%)
Ahmanson (H. F.) & Co...............................         1,400             106,750
AmSouth Bancorporation..............................           200              12,475
Banc One Corp.......................................           500              29,406
BankAmerica Corp....................................           900              76,500
Comerica, Inc.......................................         1,000              66,938
Commerce Bancshares, Inc............................           200               9,800
Downey Financial Corp...............................         2,900             100,594
Fleet Financial Group, Inc..........................           900              77,738
Golden West Financial Corp..........................         1,500             157,969
Imperial Bancorp+...................................         1,500              43,969
NationsBank Corp....................................         1,000              75,750
Republic New York Corp..............................           500              66,875
Riggs National Corp.................................           900              25,931
SouthTrust Corp.....................................           350              14,941
State Street Corp...................................         1,000              71,500
Suntrust Banks, Inc.................................         1,000              81,438
USBANCORP, Inc......................................         1,200              98,400
Washington Federal..................................           400              11,250
Webster Financial Corp..............................           800              27,100
WSFS Financial Corp.+...............................         2,600              55,575
                                                                          -------------
                                                                             1,210,899
                                                                          -------------

BIOTECH AND MEDICAL PRODUCTS (2.6%)
ADAC Laboratories+..................................         3,400              73,950
Alpharma, Inc.......................................         6,400             145,600
Arterial Vascular Engineering, Inc.+................         1,800              63,675
ATL Ultrasound, Inc.+...............................           300              14,513
Centocor, Inc.+.....................................           100               4,219
Datascope Corp.+....................................           400              11,250


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Genentech, Inc.+....................................           500        $     34,625
Hanger Orthopedic Group, Inc.+......................        11,000             205,562
Hillenbrand Industries, Inc.........................           100               6,238
OEC Medical Systems, Inc.+..........................         6,800             154,275
Quintiles Transnational Corp.+......................           200               9,900
Safeskin Corp.+.....................................           800              28,500
Serologicals Corp.+.................................         3,000              90,000
Visx, Inc.+.........................................         5,000             220,624
Watson Pharmaceuticals, Inc.+.......................           100               4,300
                                                                          -------------
                                                                             1,067,231
                                                                          -------------

CHEMICALS (0.0%)
Rohm & Haas Co......................................           200              21,563
                                                                          -------------

COMMERCIAL SERVICES (1.3%)
AccuStaff, Inc.+....................................           500              17,938
Day Runner, Inc.+...................................         1,000              24,000
Deluxe Corp.........................................         1,600              53,600
Galileo International, Inc..........................         5,200             209,949
Valassis Communications, Inc.+......................         5,500             215,874
Viad Corp...........................................           100               2,581
                                                                          -------------
                                                                               523,942
                                                                          -------------

COMPUTERS (1.1%)
Cabletron Systems, Inc.+............................         2,000              26,500
Ceridian Corp.+.....................................         1,200              67,875
Dell Computer Corp.+................................         2,100             169,575
Digital Equipment Corp.+............................           400              22,250
Hewlett Packard Co..................................         1,000              75,313
Sun Microsystems, Inc.+.............................         1,600              65,900
                                                                          -------------
                                                                               427,413
                                                                          -------------

CONGLOMERATE AND AEROSPACE (0.6%)
Goodrich (B.F.) Co..................................         1,200              64,575
Gulfstream Aerospace Corp.+.........................           200               8,388
Lockheed Martin Corp................................           700              77,963
Loews Corp..........................................           700              70,044
Thiokol Corp........................................           300              16,163
United Technologies Corp............................           100               9,844
                                                                          -------------
                                                                               246,977
                                                                          -------------

CONSUMER FINANCE (0.6%)
Associates First Capital Corp.......................           446              33,305
Countrywide Credit Industries, Inc..................         1,200              58,050
Crescent Operating, Inc.+...........................           300               6,563
Federal Home Loan Mortgage Corp.....................         2,100              97,256
Leasing Solutions, Inc.+............................         1,700              46,963
Money Store, Inc. (The).............................           200               6,575
                                                                          -------------
                                                                               248,712
                                                                          -------------

CONSUMER PRODUCTS (0.7%)
American Greetings Corp.............................         1,000              46,250
Blyth Industries, Inc.+.............................           400              14,675
French Fragrances, Inc.+............................         3,000              51,000


56 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

CONSUMER PRODUCTS (CONTINUED)
M & F Worldwide Corp.+..............................         3,900        $     37,050
National R.V. Holdings, Inc.+.......................         2,600              99,775
Procter & Gamble Co.................................           400              32,875
Twinlab Corp.+......................................           300              11,775
                                                                          -------------
                                                                               293,400
                                                                          -------------

CONSUMER SERVICES (1.8%)
Anchor Gaming+......................................           400              33,700
Brinker International, Inc.+........................           100               2,400
Darden Restaurants, Inc.............................         3,900              62,400
Foodmaker, Inc.+....................................         8,000             152,000
Grand Casinos, Inc.+................................        11,500             201,968
Promus Hotel Corp.+.................................            92               4,157
Service Corp. International.........................         1,500              61,875
Sonic Corp.+........................................         6,300             201,599
                                                                          -------------
                                                                               720,099
                                                                          -------------

CONSUMER SPECIALTIES (0.3%)
Brunswick Corp......................................         1,900              61,750
Russ Berrie & Co., Inc..............................         1,800              51,525
                                                                          -------------
                                                                               113,275
                                                                          -------------

DATA AND IMAGING SERVICES (2.2%)
Aspen Technology, Inc.+.............................           200               9,775
Avant! Corp.+.......................................           800              23,200
BMC Software, Inc.+.................................           200              18,713
Geotel Communications Corp.+........................           100               2,763
JDA Software Group, Inc.+...........................         1,500              75,844
Keane, Inc.+........................................           600              30,150
Manugistics Group, Inc.+............................         3,200             192,000
Microsoft Corp.+....................................         1,500             135,188
Oracle Corp.+.......................................           800              20,700
Progress Software Corp.+............................         6,400             204,799
Project Software &  Development, Inc.+..............         2,400              63,600
Siebel Systems, Inc.+...............................         2,200              56,925
Symantec Corp.+.....................................           400              11,600
Visio Corp.+........................................           800              39,600
                                                                          -------------
                                                                               884,857
                                                                          -------------

DISCRETIONARY RETAIL (3.8%)
American Eagle Outfitters, Inc.+....................         5,450             318,824
Ames Department Stores, Inc.+.......................         3,600              88,200
Cato Corp. (The)....................................         5,600              79,800
Costco Companies, Inc.+.............................         1,400              78,225
Dayton Hudson Corp..................................           900              78,581
Dress Barn, Inc.+...................................         2,000              58,250
Federated Department Stores, Inc.+..................         1,400              68,863
Fingerhut Companies, Inc............................           500              14,813
Goody's Family Clothing, Inc.+......................           300              14,850
Lowe's Co., Inc.....................................         1,100              76,931
Maxim Group, Inc. (The)+............................        10,600             190,800
Micro Warehouse, Inc.+..............................           300               4,688


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DISCRETIONARY RETAIL (CONTINUED)
Musicland Stores Corp.+.............................           100        $      1,225
Office Depot, Inc.+.................................           500              16,563
Renters Choice, Inc.+...............................         2,500              68,438
Ross Stores, Inc....................................         3,800             175,988
Sears, Roebuck & Co.................................           400              23,725
TJX Companies, Inc..................................         3,800             168,150
                                                                          -------------
                                                                             1,526,914
                                                                          -------------

DIVERSIFIED FINANCIAL SERVICES (0.7%)
Equitable Co., Inc. (The)...........................           200              12,275
Morgan Stanley, Dean Witter, Discover & Co..........         1,195              94,256
Tower Realty Trust, Inc.............................           500              11,813
Trammell Crow Co.+..................................         1,800              47,700
Travelers Group, Inc................................         2,200             134,613
                                                                          -------------
                                                                               300,657
                                                                          -------------

DRUGS (2.4%)
Abbott Laboratories.................................         1,400             102,375
Eli Lilly & Co......................................         1,400              97,388
Medicis Pharmaceutical Corp.+.......................         3,600             153,900
Merck & Co., Inc....................................           900             108,450
Pfizer, Inc.........................................         1,200             136,575
Rexall Sundown, Inc.+...............................           300               9,581
Roberts Pharmaceutical Corp.+.......................        14,300             243,099
Schering Plough.....................................         1,200              96,150
Theragenics Corp.+..................................         1,200              34,200
                                                                          -------------
                                                                               981,718
                                                                          -------------

ELECTRIC UTILITIES (0.0%)
DTE Energy Co.......................................           100               3,919
New York State Electric & Gas Corp..................           400              16,700
                                                                          -------------
                                                                                20,619
                                                                          -------------

ELECTRICAL MACHINERY AND INSTRUMENTS (0.6%)
Technitrol, Inc.....................................         2,700             110,363
Tektronix, Inc......................................           750              32,250
Xerox Corp..........................................           800              90,800
                                                                          -------------
                                                                               233,413
                                                                          -------------

ELECTRONIC MEDIA (1.5%)
Chancellor Media Corp.+.............................           100               4,744
Gaylord Entertainment Co............................         5,100             173,400
Midway Games, Inc.+.................................         8,100             149,850
Speedway Motorsports, Inc.+.........................         5,800             158,413
Walt Disney Co. (The)...............................         1,100             136,744
                                                                          -------------
                                                                               623,151
                                                                          -------------

FOOD AND BEVERAGE (1.5%)
Canandaigua Brands, Inc.+...........................         2,700             141,413
Coors (Adolph) Co...................................           600              21,450
J & J Snack Foods Corp.+............................         5,101              99,475
NBTY, Inc.+.........................................           700              14,000
Smithfields Foods, Inc.+............................         4,000             121,500
Suiza Foods Corp.+..................................         3,200             189,600
                                                                          -------------
                                                                               587,438
                                                                          -------------

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

FOOD AND DRUG RETAIL (0.5%)
CVS Corp............................................         1,300        $     95,875
Fleming Companies, Inc..............................           700              13,125
Kroger Co. (The)+...................................         1,800              75,375
SUPERVALU, INC......................................           100               4,369
                                                                          -------------
                                                                               188,744
                                                                          -------------

FOREST PRODUCTS AND BUILDING MATERIALS (1.2%)
Ball Corp...........................................           100               3,863
Centex Construction Products, Inc...................         1,400              51,450
Crown Cork & Seal Co., Inc..........................         1,200              62,475
Georgia-Pacific Corp................................           900              64,313
Lafarge Corp........................................           400              16,000
Lone Star Industries, Inc...........................         2,800             231,349
Owens Corning.......................................           400              16,625
Sonosight, Inc.+....................................           100                 819
Southdown, Inc......................................           400              28,300
                                                                          -------------
                                                                               475,194
                                                                          -------------

GAS UTILITIES (0.8%)
Columbia Gas System, Inc............................         1,300             105,625
Energen Corp........................................         6,600             147,263
Pacific Enterprises.................................         1,500              58,406
                                                                          -------------
                                                                               311,294
                                                                          -------------

HEALTH SERVICES (0.1%)
Beverly Enterprises, Inc.+..........................         1,000              15,750
Integrated Health Services, Inc.....................           700              26,994
NovaCare, Inc.+.....................................           800              11,150
                                                                          -------------
                                                                                53,894
                                                                          -------------

HEAVY MACHINERY (0.2%)
Navistar International Corp.........................         1,600              47,800
PACCAR, Inc.........................................           800              47,500
                                                                          -------------
                                                                                95,300
                                                                          -------------

HOUSING AND FURNISHINGS (3.1%)
Centex Corp.........................................         1,800              62,550
Department 56, Inc.+................................         2,200              79,063
Ethan Allen Interiors, Inc..........................         2,600             132,438
Fleetwood Enterprises, Inc..........................         1,200              55,425
Kaufman & Broad Home Corp...........................           300               8,719
Lennar Corp.........................................         7,000             192,062
MDC Holdings, Inc...................................        10,600             182,188
Pulte Corp..........................................         1,300              66,544
Ryland Group, Inc...................................         6,900             144,469
Standard Pacific Corp...............................        12,100             208,724
U.S. Home Corp.+....................................           700              29,050
Webb (Del E.) Corp..................................         2,800              73,325
                                                                          -------------
                                                                             1,234,557
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
INSURANCE (1.4%)
Allstate Corp. (The)................................         2,600        $    250,249
AMBAC, Inc..........................................           300              17,006
Conseco, Inc........................................         1,500              74,438
Everest Re Holdings, Inc............................           100               4,125
Financial Security Assurance Holdings Ltd...........           700              41,913
Gallagher (Arthur J.) & Co..........................         2,000              87,750
Old Republic International Corp.....................           300              13,575
SunAmerica, Inc.....................................         1,200              59,925
Torchmark Corp......................................           400              17,825
                                                                          -------------
                                                                               566,806
                                                                          -------------

INVESTMENT SERVICES (0.4%)
Bear Stearns Co., Inc. (The)........................           312              17,804
Dames & Moore Group.................................         2,900              37,156
Donaldson, Lufkin & Jenrette, Inc...................           100               9,481
Edwards (A.G.), Inc.................................           350              15,750
Lehman Brothers Holdings, Inc.......................           800              56,850
Omega Worldwide, Inc.+..............................         1,856              15,660
Providian Financial Corp............................           200              12,038
                                                                          -------------
                                                                               164,739
                                                                          -------------

MAJOR TELECOMMUNICATIONS (0.9%)
AT&T Corp...........................................         1,700             102,106
BellSouth Corp......................................         1,900             121,956
MCI Communications Corp.............................         1,200              60,375
U.S. West Communications Group......................         1,200              63,300
                                                                          -------------
                                                                               347,737
                                                                          -------------

OIL (1.2%)
Ashland Oil, Inc....................................         2,100             111,038
Clayton Williams Energy, Inc.+......................         6,800              78,200
Comstock Resources, Inc.+...........................         1,200              15,450
Exxon Corp..........................................           100               7,294
Lyondell Petrochemical Co...........................           500              16,438
Phillips Petroleum Co...............................           500              24,781
Sun Company, Inc.+..................................         5,300             214,318
                                                                          -------------
                                                                               467,519
                                                                          -------------

OIL SERVICES (1.4%)
Cliffs Drilling Co.+................................         1,800              88,763
Helmerich & Payne, Inc..............................         1,000              30,500
SEACOR SMIT Holdings+...............................         2,700             158,288
Trico Marine Services, Inc.+........................         4,800             108,600
Veritas DGC, Inc.+..................................         3,100             167,981
                                                                          -------------
                                                                               554,132
                                                                          -------------

OTHER TELECOMMUNICATIONS (0.4%)
Aliant Communications, Inc..........................           200               5,675
Century Telephone Enterprises, Inc..................           300              12,769
Premiere Technologies, Inc.+........................         3,900             124,313
                                                                          -------------
                                                                               142,757
                                                                          -------------


58 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

PRINT MEDIA (0.5%)
Hollinger International, Inc........................         2,000        $     31,000
Knight-Ridder, Inc..................................         1,200              69,975
McClatchy Newspapers, Inc...........................         1,200              35,925
Thomas Nelson, Inc..................................         2,500              33,281
Tribune Co..........................................           700              46,200
                                                                          -------------
                                                                               216,381
                                                                          -------------

PRODUCER GOODS (4.4%)
Aeroquip-Vickers, Inc.+.............................           900              57,206
Applied Power, Inc..................................         1,800              67,275
C & D Technologies, Inc.............................         3,500             193,374
Cincinnati Milacron, Inc............................         2,000              62,125
Cooper Industries, Inc..............................           800              53,500
FMC Corp.+..........................................           800              62,050
Gleason Corp........................................         4,400             145,750
Graco, Inc..........................................         4,350             149,803
Honeywell, Inc......................................           900              83,813
Ingersoll-Rand Co...................................         1,300              59,881
ITT Industries, Inc.................................           500              18,219
Kaydon Corp.........................................           500              21,906
Parker-Hannifin Corp................................           600              26,775
RMI Titanium Co.+...................................         4,500             100,406
Thomas & Betts Corp.................................         1,100              64,213
Timken Co...........................................         6,200             247,612
Tredegar Industries, Inc............................         2,300             180,119
Trinity Industries, Inc.............................           200              10,200
Westinghouse Air Brake Co...........................         5,800             162,763
                                                                          -------------
                                                                             1,766,990
                                                                          -------------

REAL ESTATE INVESTMENT TRUSTS (20.7%)
Alexandria Real Estate Equities, Inc................           200               6,588
AMB Property Corp...................................           500              11,500
American Residential Investment Trust, Inc..........           700               8,663
Apartment Investment & Management Co................        10,700             399,912
Arden Realty Group, Inc.............................         2,000              56,125
Bay Apartment Communities, Inc......................         2,200              81,400
Beacon Capital+++....................................        8,600             176,300
Bedford Property Investors, Inc.....................         1,600              31,100
Berkshire Realty Co., Inc...........................         3,700              45,094
Boston Properties, Inc..............................         3,000              99,188
Boykin Lodging Co...................................        13,000             305,499
Brandywine Realty Trust.............................         9,700             220,674
Burnham Pacific Properties, Inc.....................         2,200              31,075
Cabot Industrial Trust..............................         1,900              42,988
Camden Property Trust...............................         4,022             117,895
Capstone Capital Trust, Inc.........................        10,300             245,912
Captec Net Lease Realty, Inc........................         1,300              20,881
Carramerica Realty Corp.............................         2,700              78,975
CBL & Associates Properties, Inc....................        12,300             302,118
Colonial Properties Trust...........................         7,800             231,562
Cornerstone Properties, Inc.........................         5,500              99,000


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Cousins Properties, Inc.............................         3,200        $     96,800
Crescent Real Estate Equities, Inc..................         8,400             286,649
Criimi Mae, Inc.....................................         3,000              44,813
Developers Diversified Realty Corp..................           800              31,750
Duke Realty Investments, Inc........................         8,500             202,405
Eastgroup Properties, Inc...........................         1,500              29,906
Equity Inns, Inc....................................        21,100             311,224
Equity Office Properties Trust......................         4,600             130,813
Equity Residential Properties Trust.................         5,400             265,274
Essex Property Trust, Inc...........................         6,300             207,899
Glenborough Realty Trust, Inc.......................        10,300             276,168
Glimcher Realty Trust...............................         1,300              27,625
Health Care REIT, Inc...............................         3,500              97,344
Home Properties of New York, Inc....................         1,300              34,856
Hospitality Properties Trust........................         3,200             102,800
Imperial Credit Commercial Mortgage Investment Corp.           800              11,550
Innkeepers USA Trust................................         9,000             136,125
JDN Realty Corp.....................................         5,600             178,150
Kimco Realty Corp...................................         8,650             320,590
Koger Equity, Inc...................................         1,700              36,444
Lexington Corporate Properties Trust................         1,800              26,100
LTC Properties, Inc.................................        10,400             202,799
Mack-Cali Realty Corp...............................         1,400              52,588
Meditrust Companies.................................         4,000             120,250
OMEGA Healthcare Investors, Inc.....................         7,000             243,249
Parkway Properties, Inc.............................        10,300             338,612
Post Properties, Inc................................         6,900             281,605
Prentiss Properties Trust...........................         3,100              78,663
Prime Retail, Inc...................................         5,000              70,938
Reckson Associates Realty Corp......................         2,700              66,150
Regency Realty Corp.................................         8,300             213,724
SL Green Realty Corp................................           600              14,400
Sovran Self Storage, Inc............................         3,000              83,063
Spieker Properties, Inc.............................         3,400             134,725
Starwood Lodging Trust..............................         6,300             316,180
Sun Communities, Inc................................         1,900              66,500
Sunstone Hotel Investors, Inc.......................         2,400              37,200
Urban Shopping Centers, Inc.........................         2,700              88,088
Walden Residential Properties, Inc..................         4,200             102,375
Weeks Corp..........................................        12,500             393,749
                                                                          -------------
                                                                             8,372,592
                                                                          -------------

SEMICONDUCTORS AND ELECTRONICS (0.4%)
Intel Corp..........................................         1,100              88,894
Sawtek, Inc.+.......................................           100               3,038
Viacom, Inc.+.......................................         1,400              81,200
                                                                          -------------
                                                                               173,132
                                                                          -------------

SPECIALTY CHEMICALS (0.0%)
Wellman, Inc........................................           400               9,050
                                                                          -------------

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

STEEL (0.3%)
Bethlehem Steel Corp.+..............................         1,800        $     28,013
Steel Dynamics, Inc.+...............................         2,100              48,038
USX-US Steel Group, Inc.............................         1,300              50,863
                                                                          -------------
                                                                               126,914
                                                                          -------------

SURFACE TRANSPORT (0.2%)
Continental Airlines, Inc.+.........................           300              17,663
Norfolk Southern Corp...............................         1,400              46,813
Tidewater, Inc......................................           400              15,850
U.S. Freightways Corp...............................           400              14,300
                                                                          -------------
                                                                                94,626
                                                                          -------------

TEXTILES AND APPAREL (0.2%)
Burlington Industries, Inc.+........................           800              14,000
Timberland Co. (The)+...............................           800              68,500
                                                                          -------------
                                                                                82,500
                                                                          -------------

TOTAL UNITED STATES                                                         26,286,594
                                                                          -------------
FOREIGN COMMON STOCKS (18.1%)
AUSTRALIA (0.6%)
Goodman Fielder Ltd. (Food and Beverage) ...........        31,196              48,409
Mayne Nickless Ltd. (Commercial Services) ..........        15,500              83,698
Westpac Banking Corp. Ltd. (Banks and Thrifts) .....        10,400              69,842
Woolworth Ltd. (Food and Beverage) .................        13,911              47,889
                                                                          -------------

TOTAL AUSTRALIA                                                                249,838
                                                                          -------------
BELGIUM (0.2%)
Societe Generale De Belgique
   (Investment Services) +..........................           500              77,093
                                                                          -------------
BRAZIL (0.1%)
Telecomunicaciones Brasileiras SA
   (Other Telecommunications) ......................           400              48,725
                                                                          -------------
CANADA (0.5%)
Canadian Imperial Bank of Commerce
   (Banks and Thrifts) .............................         2,000              71,100
Canadian National Railway Co.
   (Surface Transport) .............................         2,000             130,125
                                                                          -------------

TOTAL CANADA                                                                   201,225
                                                                          -------------
CHILE (0.1%)
Cia. de Telecomuncaciones de Chile S.A.
   (Other Telecommunications) ......................         1,400              35,088
                                                                          -------------
DENMARK (0.5%)
Carli Gry International A/S
   (Textiles and Apparel) +.........................         1,000              75,257
Novo-Nordisk A/S (Drugs) ...........................           600              97,323
Tele Danmark A/S (Major Telecommunications) ........           500              42,013
                                                                          -------------

TOTAL DENMARK                                                                  214,593
                                                                          -------------
FINLAND (0.7%)
Huhtamaki Group (Diversified) ......................         1,700              98,291


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
FINLAND (CONTINUED)
Oy Nokia Corp., ADR
   (Other Telecommunications) ......................         1,000        $     66,875
Sampo Insurance Co. (Insurance) ....................         1,100              49,669
Valmet Oyj (Consumer Services) .....................         4,100              67,956
                                                                          -------------

TOTAL FINLAND                                                                  282,791
                                                                          -------------
FRANCE (1.8%)
Accor SA (Consumer Services) +......................           400             108,944
Alcatel Alsthom (Other Telecommunications) +........           400              74,114
Credit Commercial de France
   (Banks and Thrifts) +............................           700              55,835
Danone (Food and Beverage) +........................           200              47,194
Elf Aquitaine SA (Oil) +............................           500              65,556
Gemini Sogeti SA (Insurance) .......................         1,000             129,782
Lafarge SA
   (Forest Products and Building Materials) ........           700              66,071
Pernod Ricard (Food and Beverage) ..................         1,200              82,755
Union des Assurances Federales (Insurance) +........           500              78,185
                                                                          -------------

TOTAL FRANCE                                                                   708,436
                                                                          -------------
GERMANY (1.1%)
BASF AG (Chemicals) +...............................         1,000              44,581
Bayerische Hypotheken-und Wechsel-Bank AG (Banks
   and Thrifts) +...................................           700              39,944
Deutsche Pfandbrief & Hypothekenbank AG (Banks and
   Thrifts) +.......................................         1,000              77,180
Gehe AG (Health Services) +.........................         1,000              51,825
Mannesmann AG (Heavy Machinery) +...................           100              79,354
VEBA AG (Electric Utilities) +......................           700              46,147
Volkswagen AG (Automotive) +........................           107              85,356
                                                                          -------------

TOTAL GERMANY                                                                  424,387
                                                                          -------------
HONG KONG (0.3%)
Hutchison Whampoa Ltd.
   (Consumer Services) +............................         6,000              37,103
National Mutual Asia Ltd. (Insurance) ..............        80,000              64,033
                                                                          -------------

TOTAL HONG KONG                                                                101,136
                                                                          -------------
IRELAND (0.7%)
Allied Irish Banks (Banks and Thrifts) .............         2,024              27,858
CRH Plc
   (Forest Products and Building Materials) ........         4,000              57,133
Iona Technologies Plc, ADR
   (Data and Imaging Services) +....................         3,000              93,375
Waterford Wedgewood
   (Housing and Furnishings) .......................        52,002              86,911
                                                                          -------------

TOTAL IRELAND                                                                  265,277
                                                                          -------------
ITALY (0.9%)
Banca Commerciale Italiana
   (Banks and Thrifts) +............................         8,000              40,453
Credito Italiano (Banks and Thrifts) +..............        20,000             105,082


60 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
ITALY (CONTINUED)

Istituto Nazionale delle Assicurazioni (Insurance) +        13,000        $     38,847
La Rinascente S.p.A. (Discretionary Retail) +.......         8,600              86,148
Telecom Italia S.p.A.
   (Major Telecommunications) +.....................        12,100              90,479
                                                                          -------------

TOTAL ITALY                                                                    361,009
                                                                          -------------
JAPAN (1.8%)
Fuji Photo Film (Chemicals) ........................         2,000              71,293
Hoya Corp. (Biotech and Medical Products) +.........         3,000              99,448
Kao Corp. (Consumer Products) ......................         2,000              29,441
Minebea Co. Ltd.
   (Semiconductors and Electronics) ................         6,000              67,207
Mizuno Corp. (Consumer Products) ...................         9,000              30,720
Nintendo Co. Ltd.
   (Semiconductors and Electronics) ................           800              73,503
Nippon Telegraph & Telephone
   (Major Telecommunications) ......................           120             105,351
Onward Kashiyama Co., Ltd.
   (Textiles and Apparel) ..........................         3,000              38,598
Santen Pharmaceutical Co., Ltd. (Drugs) ............         3,000              30,198
Seino Transportation Co., Ltd.
   (Surface Transport) .............................         6,000              34,648
Sony Corp. (Semiconductors and Electronics) ........         1,100              91,660
Takefuji Corp. (Banks and Thrifts) .................         1,000              52,600
                                                                          -------------

TOTAL JAPAN                                                                    724,667
                                                                          -------------
MEXICO (0.6%)
Cifra SA (Discretionary Retail) +...................        33,000              56,985
Grupo Financiero Banamex Accival
   (Investment Services) +..........................        16,000              49,661
Panamerican Beverages, Inc.
   (Food and Beverage) .............................         3,400             135,575
                                                                          -------------

TOTAL MEXICO                                                                   242,221
                                                                          -------------
NETHERLANDS (1.2%)
Akzo Nobel NV (Chemicals) ..........................           400              81,365
Hunter Douglas NV (Consumer Services) +.............         1,800              87,750
ING Groep NV (Banks and Thrifts) +..................         1,203              78,175
KLM Royal Dutch Air Line (Surface Transport) +......         2,100              82,524
Philips Electronics NV
   (Semiconductors and Electronics) ................           900              79,287
VNU-Verenigde Nederlandse Uitgeversbedrijven
   Verenigd Bezit
   (Print Media) ...................................         2,100              67,973
                                                                          -------------

TOTAL NETHERLANDS                                                              477,074
                                                                          -------------

NORWAY (1.1%)
Christiania Bank Og Kredkasse
   (Banks and Thrifts) .............................        11,000              50,589

Det Sondenfjelds-Norske Dampskibsselskab (Oil) +....         3,000              74,416


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
NORWAY (CONTINUED)
Merkantildata ASA (Data and Imaging Services)                4,500        $     56,717
Ocean Rig ASA (Oil) +...............................        94,850              92,204
Saga Petroleum ASA (Oil) +..........................         2,400              47,626
Tandberg Television ASA
   (Other Telecommunications) +.....................         3,900              51,769
Tomra Systems ASA
   (Forest Products and Building Materials) ........         2,800              90,104
                                                                          -------------

TOTAL NORWAY                                                                   463,425
                                                                          -------------
SPAIN (0.6%)
Banco Santander (Banks and Thrifts) ................         1,200              63,380
Cortefiel SA (Discretionary Retail) ................         1,036              24,538
Iberdrola SA (Electric Utilities) ..................         5,300              85,195
Telefonica de Espana
   (Major Telecommunications) ......................         1,900              79,284
                                                                          -------------

TOTAL SPAIN                                                                    252,397
                                                                          -------------
SWEDEN (1.5%)
Astra AB (Drugs) ...................................        12,200             250,658
Celsius AB (Conglomerate and Aerospace) +...........         1,600              35,561
Ericsson ADR (Other Telecommunications) ............         1,400              72,013
Mo Och Domsjoe AB
   (Forest Products and Building Materials) ........         1,400              43,418
SKF AB (Steel) .....................................         2,800              56,443
Svenska Handelsbanken (Investment Services) ........         1,000              45,356
WM-Data AB (Computers) +............................         2,900              87,313
                                                                          -------------

TOTAL SWEDEN                                                                   590,762
                                                                          -------------
SWITZERLAND (1.1%)
Credit Suisse Group (Banks and Thrifts) +...........           400              88,004
Fischer (Georg) AG (Auto Parts and Hardware) .......           200              77,336
Kuoni Reisen AG (Commercial Services) +.............            15              80,503
Nestle SA Registered Shares
   (Food and Beverage) +............................            50              97,004
Novartis AG Registered Shares
   (Health Services) ...............................            40              66,136
Union Bank of Switzerland (Banks and Thrifts) ......            30              48,322
                                                                          -------------

TOTAL SWITZERLAND                                                              457,305
                                                                          -------------
UNITED KINGDOM (2.7%)
Bank of Scotland (Banks and Thrifts) ...............         6,844              84,107
Cadbury Schweppes Plc (Food and Beverage) ..........         3,600              52,487
Glaxo Wellcome Plc (Drugs) .........................         1,832              51,766
Granada Group Plc (Consumer Services) +.............         4,561              78,548
Kingfisher Plc (Discretionary Retail) ..............         2,700              49,026
Lonrho Plc (Manufacturing) .........................         5,125              37,211
Millennium Chemicals, Inc.
   (Specialty Chemicals) ...........................         1,200              43,050
National Westminster Bank Plc
   (Banks and Thrifts) .............................         3,600              72,050
NFC Plc (Surface Transport) ........................        17,800              53,422
Pearson Plc (Print Media) ..........................         3,100              48,567

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
ASCENT (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam Navigation  Co.
   (Surface Transport) +............................         4,400        $     65,328
Royal & Sun Alliance Insurance Group Plc
   (Insurance) +....................................         4,100              45,587
Schroders (Banks and Thrifts) ......................         1,000              49,040
Shell Transport & Trading Co. (Oil) ................         8,500              63,243
Tesco Plc (Discretionary Retail) ...................         5,800              54,501
Tomkins Plc (Consumer Services) ....................        12,415              73,068
Unilever Plc (Consumer Products) ...................         5,900              62,839
Vodafone Group Plc
   (Other Telecommunications) ......................        11,078             121,322
                                                                          -------------

TOTAL UNITED KINGDOM                                                         1,105,162
                                                                          -------------

TOTAL FOREIGN COMMON STOCKS                                                  7,282,611
                                                                          -------------

TOTAL COMMON STOCKS (COST $28,779,560)                                      33,569,205
                                                                          -------------

PREFERRED STOCKS (0.6%)
GERMANY (0.6%)
Henkel KGAA (Chemicals) +...........................           900              70,215
Hugo Boss AG (Textiles and Apparel) +...............            50              89,161
SAP AG (Data and Imaging Services) +................           200              99,749
                                                                          -------------

TOTAL PREFERRED STOCKS (COST $198,906)                                         259,125
                                                                          -------------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       -----------
LONG-TERM BONDS AND NOTES (5.2%)
U.S. GOVERNMENT OBLIGATIONS (2.0%)
U.S. Treasury Bond, 6.63%, 02/15/27.................  $     50,000              54,133
U.S. Treasury Note, 6.50%, 10/15/06.................       225,000             235,791
U.S. Treasury Note, 7.50%, 10/31/99.................       500,000             513,592
                                                                          -------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $782,889)                              803,516
                                                                          -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (1.9%)
Federal National Mortgage Association-Convertible
   Loan, 6.50%, 11/01/27............................       246,986             244,747
Government National Mortgage Association, 7.00%,
   02/15/28.........................................       499,086             505,638
                                                                          -------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (COST $751,809)                                                  750,385
                                                                          -------------
CORPORATE AND CONVERTIBLE BONDS (1.3%)
HSBC Americas, Inc., 7.00%, 11/01/06................       100,000             102,264
Tenet Healthcare Corp., 7.88%, 01/15/03.............       200,000             204,581
Time Warner, Inc., 9.13%, 01/15/13..................       175,000             210,559
                                                                          -------------

TOTAL CORPORATE AND CONVERTIBLE BONDS (COST $490,187)                          517,404
                                                                          -------------

TOTAL LONG-TERM BONDS AND NOTES (COST $2,024,885)                            2,071,305
                                                                          -------------


                                                         PRINCIPAL            MARKET
                                                          AMOUNT              VALUE
                                                      -------------       -------------
SHORT-TERM INVESTMENTS (9.5%)

Dakota Certificates-Standard Credit Card Master
   Trust-1, Comm. Paper, 5.53%, 05/05/98++++........  $  1,000,000        $    999,386
Federal Home Loan Mortgage Corp., Comm. Paper,
   5.45%, 05/01/98..................................     2,484,000           2,484,000
U.S. Treasury, Comm. Paper, 5.03%, 08/20/98@........       350,000             344,687
                                                                          -------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,827,963)                               3,828,073
                                                                          -------------
TOTAL INVESTMENTS (COST $34,831,314)(a)                                     39,727,708

OTHER ASSETS LESS LIABILITIES                                                  684,903
                                                                          -------------

TOTAL NET ASSETS                                                          $ 40,412,611
                                                                          =============

NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $34,890,045. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ..................................                       $  5,463,041
Unrealized losses .................................                           (625,378)
                                                                          =============
   Net unrealized gain ............................                       $  4,837,663
                                                                          =============



Information concerning open futures contracts at April 30, 1998 is shown below:

                               NO. OF        INITIAL       EXPIRATION       UNREALIZED
                             CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                            -------------  -------------  --------------  ---------------
     LONG CONTRACTS
-------------------------
Long-Term German
   Government Bond
   Futures .............         8         $    185,182      June 98      $      (5,489)
French Notional Bond
   Futures .............         2              169,703      June 98               (382)
Topix Index Futures ....         3              287,886      June 98             (6,509)
Swiss Government Bond
   Futures .............         2              167,936      June 98             (1,900)
                                           -------------                  --------------
                                           $    810,707                   $     (14,280)
                                           =============                  ==============

+    Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.


62 See Notes to Financial Statements.

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
CROSSROADS
--------------------------------------------------------------------------------

                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (64.3%)
UNITED STATES (48.6%)

AIR TRANSPORT (1.0%)
Airborne Freight Corp...............................           200        $      7,925
Alaska Air Group, Inc.+.............................           200              11,225
America West Holdings Corp.+........................         6,500             196,624
AMR Corp.+..........................................           500              76,188
Delta Air Lines, Inc................................           500              58,125
Northwest Airlines Corp.+...........................           400              21,000
UAL Corp.+..........................................           100               8,719
US Airways Group, Inc.+.............................           400              28,450
                                                                          -------------
                                                                               408,256
                                                                          -------------

AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp.................................         1,100              56,788
                                                                          -------------

AUTOMOTIVE (0.4%)
Chrysler Corp.......................................         1,600              64,300
Ford Motor Co.......................................           400              18,325
General Motors Corp.................................           900              60,638
                                                                          -------------
                                                                               143,263
                                                                          -------------

BANKS AND THRIFTS (1.8%)
AmSouth Bancorporation..............................           200              12,475
Banc One Corp.......................................           100               5,881
BankAmerica Corp....................................           700              59,500
Comerica, Inc.......................................           850              56,897
Commerce Bancshares, Inc............................           150               7,350
Dime Bancorp, Inc...................................           100               3,069
Downey Financial Corp...............................         2,500              86,719
Fleet Financial Group, Inc..........................           700              60,463
Golden West Financial Corp..........................         1,100             115,844
NationsBank Corp....................................         1,200              90,900
Republic New York Corp..............................           400              53,500
Riggs National Corp.................................           700              20,169
SouthTrust Corp.....................................           200               8,538
State Street Corp...................................           700              50,050
Suntrust Banks, Inc.................................           800              65,150
Washington Federal..................................           300               8,438
Webster Financial Corp..............................           200               6,775
WSFS Financial Corp.+...............................           700              14,963
                                                                          -------------
                                                                               726,681
                                                                          -------------

BIOTECH AND MEDICAL PRODUCTS (2.0%)
ADAC Laboratories+..................................         2,200              47,850
Alpharma, Inc.......................................         5,200             118,300
Arterial Vascular Engineering, Inc.+................         1,300              45,988
ATL Ultrasound, Inc.+...............................           200               9,675
Centocor, Inc.+.....................................           100               4,219
Conmed Corp.+.......................................         1,800              41,175
Datascope Corp.+....................................           300               8,438
Genentech, Inc.+....................................           400              27,700
Hanger Orthopedic Group, Inc.+......................         4,200              78,488
Hillenbrand Industries, Inc.........................           100               6,238


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
OEC Medical Systems, Inc.+..........................         3,200        $     72,600
Quintiles Transnational Corp.+......................           200               9,900
Safeskin Corp.+.....................................         2,800              99,750
Serologicals Corp.+.................................         2,600              78,000
Visx, Inc.+.........................................         3,700             163,262
                                                                          -------------
                                                                               811,583
                                                                          -------------

CHEMICALS (0.1%)
Eastman Chemical Co.................................           400              27,500
Rohm & Haas Co......................................           200              21,563
                                                                          -------------
                                                                                49,063
                                                                          -------------

COMMERCIAL SERVICES (1.2%)
AccuStaff, Inc.+....................................           400              14,350
Day Runner, Inc.+...................................         2,400              57,600
Deluxe Corp.........................................         1,000              33,500
Galileo International, Inc..........................         4,300             173,612
Valassis Communications, Inc.+......................         5,000             196,249
                                                                          -------------
                                                                               475,311
                                                                          -------------

COMPUTERS (0.8%)
Cabletron Systems, Inc.+............................         2,900              38,425
Ceridian Corp.+.....................................           900              50,906
Dell Computer Corp.+................................         1,000              80,750
Digital Equipment Corp.+............................           300              16,688
Hewlett Packard Co..................................         1,000              75,313
Sun Microsystems, Inc.+.............................         1,200              49,425
                                                                          -------------
                                                                               311,507
                                                                          -------------

CONGLOMERATE AND AEROSPACE (0.6%)
Goodrich (B.F.) Co..................................           900              48,431
Gulfstream Aerospace Corp.+.........................           200               8,388
Lockheed Martin Corp................................           500              55,688
Loews Corp..........................................           500              50,031
Raytheon Co.........................................             1                  55
Thiokol Corp........................................           200              10,775
United Technologies Corp............................           500              49,219
                                                                          -------------
                                                                               222,587
                                                                          -------------

CONSUMER FINANCE (0.3%)
Associates First Capital Corp.......................           341              25,468
Countrywide Credit Industries, Inc..................           900              43,538
Crescent Operating, Inc.+...........................           260               5,688
Leasing Solutions, Inc.+............................         1,300              35,913
Money Store, Inc. (The).............................           200               6,575
                                                                          -------------
                                                                               117,182
                                                                          -------------

CONSUMER PRODUCTS (0.4%)
American Greetings Corp.............................           550              25,438
Blyth Industries, Inc.+.............................           300              11,006
National R.V. Holdings, Inc.+.......................         2,400              92,100
Procter & Gamble Co.................................           100               8,219
Twinlab Corp.+......................................           200               7,850
                                                                          -------------
                                                                               144,613
                                                                          -------------


See Notes to Portfolio of Investments.                                        63

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

CONSUMER SERVICES (1.5%)
Anchor Gaming+......................................           200        $     16,850
Brinker International, Inc.+........................           100               2,400
Darden Restaurants, Inc.............................         2,900              46,400
Foodmaker, Inc.+....................................         4,300              81,700
Grand Casinos, Inc.+................................         8,100             142,256
Harvey's Casino Resorts.............................         3,500              94,938
Promus Hotel Corp.+.................................            92               4,157
Service Corp. International.........................         1,100              45,375
Sonic Corp.+........................................         5,100             163,199
                                                                          -------------
                                                                               597,275
                                                                          -------------

CONSUMER SPECIALTIES (0.2%)
Brunswick Corp......................................         1,400              45,500
Russ Berrie & Co., Inc..............................         1,000              28,625
                                                                          -------------
                                                                                74,125
                                                                          -------------

DATA AND IMAGING SERVICES (1.8%)
Apex PC Solutions, Inc.+............................         3,400             101,575
Aspen Technology, Inc.+.............................           100               4,888
Avant! Corp.+.......................................         2,400              69,600
BMC Software, Inc.+.................................           200              18,713
Cadence Design Systems, Inc.+.......................           400              14,525
Compuware Corp.+....................................           200               9,775
Fiserv, Inc.+.......................................             1                  65
Geotel Communications Corp.+........................           100               2,763
Keane, Inc.+........................................           500              25,125
Manugistics Group, Inc.+............................         1,000              60,000
Microsoft Corp.+....................................         1,300             117,163
Oracle Corp.+.......................................           600              15,525
Progress Software Corp.+............................         5,000             160,000
Siebel Systems, Inc.+...............................         1,900              49,163
Symantec Corp.+.....................................           300               8,700
Visio Corp.+........................................         1,300              64,350
                                                                          -------------
                                                                               721,930
                                                                          -------------

DISCRETIONARY RETAIL (2.6%)
American Eagle Outfitters, Inc.+....................         5,050             295,424
Ames Department Stores, Inc.+.......................         2,900              71,050
Costco Companies, Inc.+.............................         1,100              61,463
Dayton Hudson Corp..................................           700              61,119
Dress Barn, Inc.+...................................         1,800              52,425
Federated Department Stores, Inc.+..................         1,100              54,106
Fingerhut Companies, Inc............................           400              11,850
Lowe's Co., Inc.....................................           900              62,944
Maxim Group, Inc. (The)+............................         8,000             144,000
Micro Warehouse, Inc.+..............................           200               3,125
Office Depot, Inc.+.................................           300               9,938
Renters Choice, Inc.+...............................         1,500              41,063
Ross Stores, Inc....................................         2,300             106,519
Sears, Roebuck & Co.................................           300              17,794
TJX Companies, Inc..................................         1,300              57,525
                                                                          -------------
                                                                             1,050,345
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DIVERSIFIED FINANCIAL SERVICES (0.6%)
Equitable Co., Inc. (The)...........................           100        $      6,138
Morgan Stanley, Dean Witter, Discover & Co..........           960              75,720
Tower Realty Trust, Inc.............................           400               9,450
Trammell Crow Co.+..................................         1,300              34,450
Travelers Group, Inc................................         1,600              97,900
                                                                          -------------
                                                                               223,658
                                                                          -------------

DRUGS (1.9%)
Abbott Laboratories.................................         1,100              80,438
Eli Lilly & Co......................................         1,100              76,519
Medicis Pharmaceutical Corp.+.......................         3,500             149,625
Merck & Co., Inc....................................           700              84,350
Pfizer, Inc.........................................         1,200             136,575
Rexall Sundown, Inc.+...............................           200               6,388
Roberts Pharmaceutical Corp.+.......................           800              13,600
Schering Plough.....................................           900              72,113
Theragenics Corp.+..................................         5,000             142,500
                                                                          -------------
                                                                               762,108
                                                                          -------------

ELECTRIC UTILITIES (0.0%)
DTE Energy Co.......................................           100               3,919
New York State Electric & Gas Corp..................           300              12,525
                                                                          -------------
                                                                                16,444
                                                                          -------------

ELECTRICAL MACHINERY AND INSTRUMENTS (0.3%)
Harris Corp.........................................           900              43,538
Lexmark International Group, Inc.+..................           200              11,575
Xerox Corp..........................................           600              68,100
                                                                          -------------
                                                                               123,213
                                                                          -------------

ELECTRONIC MEDIA (1.2%)
Chancellor Media Corp.+.............................           100               4,744
Gaylord Entertainment Co............................         4,200             142,800
Midway Games, Inc.+.................................         6,100             112,850
Speedway Motorsports, Inc.+.........................         4,700             128,369
Walt Disney Co. (The)...............................           800              99,450
                                                                          -------------
                                                                               488,213
                                                                          -------------

FOOD AND BEVERAGE (1.1%)
Canandaigua Brands, Inc.+...........................         2,200             115,225
Coors (Adolph) Co...................................           500              17,875
J & J Snack Foods Corp.+............................         7,100             138,450
NBTY, Inc.+.........................................           500              10,000
Quaker Oats Co......................................           200              10,400
Smithfields Foods, Inc.+............................           400              12,150
Suiza Foods Corp.+..................................         2,300             136,275
                                                                          -------------
                                                                               440,375
                                                                          -------------

FOOD AND DRUG RETAIL (0.4%)
CVS Corp............................................         1,000              73,750
Fleming Companies, Inc..............................         2,400              45,000
Kroger Co. (The)+...................................         1,300              54,438
                                                                          -------------
                                                                               173,188
                                                                          -------------


64 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

FOREST PRODUCTS AND BUILDING MATERIALS (1.1%)
Ball Corp...........................................           100        $      3,863
Centex Construction Products, Inc...................         1,200              44,100
Crown Cork & Seal Co., Inc..........................           900              46,856
Florida Rock Industries, Inc........................           400              11,000
Georgia-Pacific Corp................................           700              48,875
Lafarge Corp........................................           200               8,000
Lone Star Industries, Inc...........................         2,200             181,774
Mead Corp...........................................         1,100              38,088
Owens Corning.......................................           300              12,469
Sonosight, Inc.+....................................            66                 540
Southdown, Inc......................................           300              21,225
                                                                          -------------
                                                                               416,790
                                                                          -------------

GAS UTILITIES (0.5%)
Columbia Gas System, Inc............................           600              48,750
Energen Corp........................................         4,400              98,175
Pacific Enterprises.................................         1,200              46,725
                                                                          -------------
                                                                               193,650
                                                                          -------------

HEALTH SERVICES (0.2%)
Beverly Enterprises, Inc.+..........................           700              11,025
Integrated Health Services, Inc.....................           500              19,281
NovaCare, Inc.+.....................................           600               8,363
Pediatrix Medical Group, Inc.+......................           600              25,313
                                                                          -------------
                                                                                63,982
                                                                          -------------

HEAVY MACHINERY (0.2%)
Case Corp...........................................           600              38,138
Navistar International Corp.........................           800              23,900
PACCAR, Inc.........................................           100               5,938
                                                                          -------------
                                                                                67,976
                                                                          -------------

HOUSING AND FURNISHINGS (2.3%)
Centex Corp.........................................         1,400              48,650
Department 56, Inc.+................................         1,600              57,500
Ethan Allen Interiors, Inc..........................         2,000             101,875
Fleetwood Enterprises, Inc..........................           900              41,569
Kaufman & Broad Home Corp...........................           200               5,813
Lennar Corp.........................................         5,800             159,138
MDC Holdings, Inc...................................         9,000             154,688
Pulte Corp..........................................           900              46,069
Ryland Group, Inc...................................         5,800             121,438
Standard Pacific Corp...............................         9,300             160,425
U.S. Home Corp.+....................................           600              24,900
                                                                          -------------
                                                                               922,065
                                                                          -------------

INSURANCE (1.6%)
Allstate Corp. (The)................................         1,200             115,500
American Bankers Insurance Group....................         1,400              86,013
Conseco, Inc........................................         1,100              54,588
Financial Security Assurance Holdings Ltd...........         2,500             149,688
First American Financial Corp.......................           800              56,850
Gallagher (Arthur J.) & Co..........................         1,500              65,813


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
INSURANCE (CONTINUED)
MGIC Investment Corp................................           800        $     50,400
Old Republic International Corp.....................           200               9,050
SunAmerica, Inc.....................................           650              32,459
                                                                          -------------
                                                                               620,361
                                                                          -------------

INVESTMENT SERVICES (0.7%)
Ahmanson (H. F.) & Co...............................           800              61,000
Bear Stearns Co., Inc. (The)........................           181              10,328
Dames & Moore Group.................................         6,500              83,281
Donaldson, Lufkin & Jenrette, Inc...................           100               9,481
Lehman Brothers Holdings, Inc.......................           600              42,638
Omega Worldwide, Inc.+..............................         1,538              12,977
Paine Webber Group, Inc.............................           100               4,481
Providian Financial Corp............................           800              48,150
                                                                          -------------
                                                                               272,336
                                                                          -------------

MAJOR TELECOMMUNICATIONS (0.7%)
AT&T Corp...........................................         1,400              84,088
BellSouth Corp......................................         1,400              89,863
MCI Communications Corp.............................           800              40,250
U.S. West Communications Group......................           900              47,475
                                                                          -------------
                                                                               261,676
                                                                          -------------

OIL (0.9%)
Ashland Oil, Inc....................................         1,700              89,888
Clayton Williams Energy, Inc.+......................         3,700              42,550
Comstock Resources, Inc.+...........................           900              11,588
Mobil Corp..........................................           200              15,800
Phillips Petroleum Co...............................           400              19,825
Sun Company, Inc.+..................................         3,900             157,706
                                                                          -------------
                                                                               337,357
                                                                          -------------

OIL SERVICES (0.9%)
Helmerich & Payne, Inc..............................           800              24,400
SEACOR SMIT Holdings+...............................         2,200             128,975
Trico Marine Services, Inc.+........................         3,900              88,238
Veritas DGC, Inc.+..................................         2,000             108,375
                                                                          -------------
                                                                               349,988
                                                                          -------------

OTHER TELECOMMUNICATIONS (0.1%)
Century Telephone Enterprises, Inc..................           300              12,769
Premiere Technologies, Inc.+........................         1,200              38,250
                                                                          -------------
                                                                                51,019
                                                                          -------------

PRINT MEDIA (0.2%)
Knight-Ridder, Inc..................................           900              52,481
New York Times Co...................................           400              28,375
                                                                          -------------
                                                                                80,856
                                                                          -------------

PRODUCER GOODS (2.6%)
Aeroquip-Vickers, Inc.+.............................           600              38,138
C & D Technologies, Inc.............................         2,700             149,175
Cincinnati Milacron, Inc............................         1,400              43,488
Commercial Intertech Corp...........................           400               8,625
Cooper Industries, Inc..............................           600              40,125

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

PRODUCER GOODS (CONTINUED)
FMC Corp.+..........................................           300        $     23,269
Gleason Corp........................................         2,600              86,125
Graco, Inc..........................................         4,350             149,803
Honeywell, Inc......................................           600              55,875
Ingersoll-Rand Co...................................         1,000              46,063
Kaydon Corp.........................................           400              17,525
Parker-Hannifin Corp................................           500              22,313
RMI Titanium Co.+...................................         2,700              60,244
Thomas & Betts Corp.................................           800              46,700
Timken Co...........................................         3,800             151,763
Tredegar Industries, Inc............................         1,300             101,806
Trinity Industries, Inc.............................           100               5,100
                                                                          -------------
                                                                             1,046,137
                                                                          -------------

REAL ESTATE INVESTMENT TRUSTS (15.4%)
Alexandria Real Estate Equities, Inc................           400              13,175
AMB Property Corp...................................           300               6,900
American Residential Investment Trust, Inc..........           600               7,425
Apartment Investment & Management Co................         7,700             287,787
Arden Realty Group, Inc.............................         1,300              36,481
Bay Apartment Communities, Inc......................           800              29,600
Beacon Capital+++....................................        6,500             133,250
Bedford Property Investors, Inc.....................         1,400              27,213
Berkshire Realty Co., Inc...........................         3,100              37,781
Boston Properties, Inc..............................         2,200              72,738
Boykin Lodging Co...................................        11,700             274,949
Brandywine Realty Trust.............................         2,700              61,425
Burnham Pacific Properties, Inc.....................         1,600              22,600
Cabot Industrial Trust..............................         1,500              33,938
Camden Property Trust...............................         3,415             100,102
Capstone Capital Trust, Inc.........................         7,500             179,062
Captec Net Lease Realty, Inc........................           900              14,456
Carramerica Realty Corp.............................         2,000              58,500
CBL & Associates Properties, Inc....................         9,600             235,799
Colonial Properties Trust...........................         4,700             139,531
Cornerstone Properties, Inc.........................         4,000              72,000
Cousins Properties, Inc.............................         1,200              36,300
Crescent Real Estate Equities, Inc..................         6,000             204,749
Criimi Mae, Inc.....................................         3,000              44,813
Developers Diversified Realty Corp..................           600              23,813
Duke Realty Investments, Inc........................         7,000             166,687
Eastgroup Properties, Inc...........................         2,500              49,844
Equity Inns, Inc....................................        15,400             227,149
Equity Office Properties Trust......................         3,400              96,688
Equity Residential Properties Trust.................         4,250             208,780
Essex Property Trust, Inc...........................         5,100             168,299
Glenborough Realty Trust, Inc.......................         7,700             206,455
Glimcher Realty Trust...............................         1,100              23,375
Health Care REIT, Inc...............................         1,400              38,938


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Healthcare Realty Trust, Inc........................         2,900        $     81,563
Home Properties of New York, Inc....................         1,100              29,494
Imperial Credit Commercial Mortgage Investment Corp.           600               8,663
Innkeepers USA Trust................................         5,800              87,725
JDN Realty Corp.....................................         1,200              38,175
Kimco Realty Corp...................................         6,500             240,905
Koger Equity, Inc...................................         6,800             145,775
Lexington Corporate Properties Trust................         1,300              18,850
LTC Properties, Inc.................................         4,300              83,850
Mack-Cali Realty Corp...............................         1,300              48,831
Meditrust Companies.................................         2,900              87,181
Merry Land & Investment Co., Inc....................         1,300              27,381
National Golf Properties, Inc.......................         1,800              55,913
OMEGA Healthcare Investors, Inc.....................         5,800             201,549
Parkway Properties, Inc.............................         7,400             243,274
Post Properties, Inc................................         5,200             212,224
Prentiss Properties Trust...........................         2,200              55,825
Reckson Associates Realty Corp......................         2,000              49,000
Regency Realty Corp.................................         6,600             169,949
SL Green Realty Corp................................           500              12,000
Spieker Properties, Inc.............................         2,700             106,988
Starwood Lodging Trust..............................         4,800             240,899
Storage Trust Realty................................         9,500             230,374
Sun Communities, Inc................................         1,400              49,000
Sunstone Hotel Investors, Inc.......................         3,100              48,050
Walden Residential Properties, Inc..................         1,700              41,438
Weeks Corp..........................................         5,600             176,399
                                                                          -------------
                                                                             6,131,877
                                                                          -------------

SEMICONDUCTORS AND ELECTRONICS (0.2%)
Intel Corp..........................................           200              16,163
Sawtek, Inc.+.......................................           100               3,038
Viacom, Inc.+.......................................         1,100              63,800
                                                                          -------------
                                                                                83,001
                                                                          -------------

SPECIALTY CHEMICALS (0.0%)
Wellman, Inc........................................           300               6,788
                                                                          -------------

STEEL (0.2%)
Bethlehem Steel Corp.+..............................         1,300              20,231
Steel Dynamics, Inc.+...............................         1,600              36,600
USX-US Steel Group, Inc.............................           900              35,213
                                                                          -------------
                                                                                92,044
                                                                          -------------

SURFACE TRANSPORT (0.2%)
Continental Airlines, Inc.+.........................           200              11,775
Norfolk Southern Corp...............................         1,500              50,156
Tidewater, Inc......................................           300              11,888
U.S. Freightways Corp...............................           300              10,725
                                                                          -------------
                                                                                84,544
                                                                          -------------


66 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

TEXTILES AND APPAREL (0.3%)
Burlington Industries, Inc.+........................           600        $     10,500
Liz Claiborne, Inc..................................           400              19,675
Timberland Co. (The)+...............................           900              77,063
                                                                          -------------
                                                                               107,238
                                                                          -------------

TOTAL UNITED STATES                                                         19,327,393
                                                                          -------------
FOREIGN COMMON STOCKS (15.7%)
AUSTRALIA (0.6%)
Goodman Fielder Ltd. (Food and Beverage) ...........        42,003              65,179
Mayne Nickless Ltd. (Commercial Services) ..........        12,200              65,878
Westpac Banking Corp. Ltd. (Banks and Thrifts) .....         7,700              51,710
Woolworth Ltd. (Food and Beverage) .................        17,282              59,494
                                                                          -------------

TOTAL AUSTRALIA                                                                242,261
                                                                          -------------
BELGIUM (0.2%)
Societe Generale De Belgique
   (Investment Services) +..........................           400              61,675
                                                                          -------------
BRAZIL (0.1%)
Telecomunicaciones Brasileiras SA
   (Other Telecommunications) ......................           300              36,544
                                                                          -------------
CANADA (0.3%)
Canadian Imperial Bank of Commerce
   (Banks and Thrifts) .............................         1,500              53,325
Canadian National Railway Co.
   (Surface Transport) .............................         1,000              65,063
                                                                          -------------

TOTAL CANADA                                                                   118,388
                                                                          -------------
CHILE (0.1%)
Cia. de Telecomuncaciones de Chile S.A.
   (Other Telecommunications) ......................         1,100              27,569
                                                                          -------------
DENMARK (0.6%)
Carli Gry International A/S
   (Textiles and Apparel) +.........................           700              52,680
Novo-Nordisk A/S (Drugs) ...........................           500              81,103
Olicom A/S (Computers) +............................         2,000              59,037
Tele Danmark A/S (Major Telecommunications) ........           700              58,818
                                                                          -------------

TOTAL DENMARK                                                                  251,638
                                                                          -------------
FINLAND (0.7%)
Huhtamaki Group (Diversified) ......................         1,300              75,164
Oy Nokia Corp., ADR
   (Other Telecommunications) ......................           600              40,125
Sampo Insurance Co. (Insurance) ....................           900              40,638
UPM-Kymmene Corp.
   (Forest Products and Building Materials) ........         2,000              60,021
Valmet Oyj (Consumer Services) .....................         4,000              66,299
                                                                          -------------

TOTAL FINLAND                                                                  282,247
                                                                          -------------
FRANCE (1.7%)
Accor SA (Consumer Services) +......................           300              81,708


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
FRANCE (CONTINUED)
Alcatel Alsthom (Other Telecommunications) +........           400        $     74,114
Credit Commercial de France
   (Banks and Thrifts) +............................           800              63,811
Danone (Food and Beverage) +........................           300              70,790
Elf Aquitaine SA (Oil) +............................           600              78,667
Gemini Sogeti SA (Insurance) .......................           800             103,826
Lafarge SA
   (Forest Products and Building Materials) ........           600              56,632
Pernod Ricard (Food and Beverage) ..................           900              62,066
Union des Assurances Federales (Insurance) +........           450              70,367
                                                                          -------------

TOTAL FRANCE                                                                   661,981
                                                                          -------------
GERMANY (0.8%)
BASF AG (Chemicals) +...............................           800              35,665
Bayerische Hypotheken-und Wechsel-Bank AG (Banks
   and Thrifts) +...................................         1,300              74,182
Deutsche Pfandbrief & Hypothekenbank AG (Banks and
   Thrifts) +.......................................           800              61,744
Gehe AG (Health Services) +.........................           800              41,460
VEBA AG (Electric Utilities) +......................           500              32,962
Volkswagen AG (Automotive) +........................           107              85,356
                                                                          -------------

TOTAL GERMANY                                                                  331,369
                                                                          -------------
HONG KONG (0.2%)
Hutchison Whampoa Ltd.
   (Consumer Services) +............................         4,000              24,735
National Mutual Asia Ltd. (Insurance) ..............        76,000              60,831
                                                                          -------------

TOTAL HONG KONG                                                                 85,566
                                                                          -------------
IRELAND (0.6%)
Allied Irish Banks (Banks and Thrifts) .............         6,024              82,912
CRH Plc
   (Forest Products and Building Materials) ........         2,000              28,567
Iona Technologies Plc, ADR
   (Data and Imaging Services) +....................         2,000              62,250
Waterford Wedgewood
   (Housing and Furnishings) .......................        39,352              65,769
                                                                          -------------

TOTAL IRELAND                                                                  239,498
                                                                          -------------
ITALY (0.6%)
Banca Commerciale Italiana
   (Banks and Thrifts) +............................         6,000              30,339
Credito Italiano (Banks and Thrifts) +..............        10,000              52,541
Istituto Nazionale delle Assicurazioni (Insurance) +        11,000              32,871
La Rinascente S.p.A. (Discretionary Retail) +.......         6,600              66,114
Telecom Italia S.p.A.
   (Major Telecommunications) +.....................         9,200              68,794
                                                                          -------------

TOTAL ITALY                                                                    250,659
                                                                          -------------
JAPAN (1.8%)
Fuji Photo Film (Chemicals) ........................         1,000              35,647
Hoya Corp. (Biotech and Medical Products) +.........         1,000              33,149

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
JAPAN (CONTINUED)
Kao Corp. (Consumer Products) ......................         4,000        $     58,881
Minebea Co. Ltd.
   (Semiconductors and Electronics) ................         8,000              89,609
Mizuno Corp. (Consumer Products) ...................         7,000              23,893
Nintendo Co. Ltd.
   (Semiconductors and Electronics) ................           700              64,315
Nippon Telegraph & Telephone
   (Major Telecommunications) ......................           100              87,792
Onward Kashiyama Co., Ltd.
   (Textiles and Apparel) ..........................         6,000              77,197
Santen Pharmaceutical Co., Ltd. (Drugs) ............         6,000              60,395
Seino Transportation Co., Ltd.
   (Surface Transport) .............................        12,000              69,295
Sony Corp. (Semiconductors and Electronics) ........           800              66,662
Takefuji Corp. (Banks and Thrifts) .................         1,000              52,600
                                                                          -------------

TOTAL JAPAN                                                                    719,435
                                                                          -------------
MEXICO (0.5%)
Cifra SA (Discretionary Retail) +...................        25,001              43,176
Grupo Financiero Banamex Accival
   (Investment Services) +..........................        13,000              40,350
Panamerican Beverages, Inc.
   (Food and Beverage) .............................         2,800             111,650
                                                                          -------------

TOTAL MEXICO                                                                   195,176
                                                                          -------------
NETHERLANDS (1.0%)
Akzo Nobel NV (Chemicals) ..........................           300              61,024
Hunter Douglas NV (Consumer Services) +.............         1,500              73,125
ING Groep NV (Banks and Thrifts) +..................           937              60,890
KLM Royal Dutch Air Line (Surface Transport) +......         1,700              66,805
Philips Electronics NV
   (Semiconductors and Electronics) ................         1,000              88,096
VNU-Verenigde Nederlandse
   Uitgeversbedrijven Verenigd Bezit
   (Print Media) ...................................         2,100              67,973
                                                                          -------------

TOTAL NETHERLANDS                                                              417,913
                                                                          -------------
NORWAY (0.9%)
Christiania Bank Og Kredkasse
   (Banks and Thrifts) .............................         8,500              39,092

Det Sondenfjelds-Norske Dampskibsselskab (Oil) +....         1,900              47,130
Merkantildata ASA (Data and Imaging Services)                3,500              44,113
Ocean Rig ASA (Oil) +...............................        53,000              51,521
Saga Petroleum ASA (Oil) +..........................         3,800              75,408
Tandberg Television ASA
   (Other Telecommunications) +.....................         3,000              39,823
Tomra Systems ASA
   (Forest Products and Building Materials) ........         2,000              64,360
                                                                          -------------

TOTAL NORWAY                                                                   361,447
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
SPAIN (0.7%)
Banco Santander (Banks and Thrifts) ................         1,400        $     73,943
Cortefiel SA (Discretionary Retail) ................         2,800              66,319
Iberdrola SA (Electric Utilities) ..................         4,000              64,298
Telefonica de Espana
   (Major Telecommunications) ......................         1,400              58,419
                                                                          -------------

TOTAL SPAIN                                                                    262,979
                                                                          -------------
SWEDEN (1.0%)
Astra AB (Drugs) ...................................         1,700              34,928
Celsius AB (Conglomerate and Aerospace) +...........         1,300              28,893
Ericsson ADR (Other Telecommunications) ............         1,100              56,581
Mo Och Domsjoe AB
   (Forest Products and Building Materials) ........         1,100              34,114
Skandinaviska Enskilda Banken
   (Banks and Thrifts) .............................         4,200              70,011
SKF AB (Steel) .....................................         2,200              44,348
Svenska Handelsbanken (Investment Services) ........           900              40,820
WM-Data AB (Computers) +............................         2,300              69,248
                                                                          -------------

TOTAL SWEDEN                                                                   378,943
                                                                          -------------
SWITZERLAND (0.9%)
Credit Suisse Group (Banks and Thrifts) +...........           300              66,003
Fischer (Georg) AG (Auto Parts and Hardware) .......           200              77,336
Kuoni Reisen AG (Commercial Services) +.............            12              64,403
Nestle SA Registered Shares
   (Food and Beverage) +............................            40              77,603
Novartis AG Registered Shares
   (Health Services) ...............................            30              49,602
Union Bank of Switzerland (Banks and Thrifts) ......            20              32,215
                                                                          -------------

TOTAL SWITZERLAND                                                              367,162
                                                                          -------------
UNITED KINGDOM (2.4%)
Bank of Scotland (Banks and Thrifts) ...............         5,335              65,563
Cadbury Schweppes Plc (Food and Beverage) ..........         4,000              58,319
Glaxo Wellcome Plc (Drugs) .........................         1,621              45,804
Granada Group Plc (Consumer Services) +.............         3,549              61,119
Kingfisher Plc (Discretionary Retail) ..............         2,000              36,316
Lonrho Plc (Manufacturing) .........................        11,125              80,775
Millennium Chemicals, Inc.
   (Specialty Chemicals) ...........................           400              14,350
National Westminster Bank Plc
   (Banks and Thrifts) .............................         2,700              54,037
NFC Plc (Surface Transport) ........................        13,400              40,217
Pearson Plc (Print Media) ..........................         2,400              37,600
Peninsular & Oriental Steam Navigation  Co.
   (Surface Transport) +............................         3,700              54,935
Royal & Sun Alliance Insurance Group Plc
   (Insurance) +....................................         3,200              35,580
Schroders (Banks and Thrifts) ......................           800              39,232
Shell Transport & Trading Co. (Oil) ................         6,600              49,107
Tesco Plc (Discretionary Retail) ...................         7,400              69,535
Tomkins Plc (Consumer Services) ....................         9,286              54,652


68 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED KINGDOM (CONTINUED)
Unilever Plc (Consumer Products) ...................         4,500        $     47,928
Vodafone Group Plc
   (Other Telecommunications) ......................         8,560              93,746
                                                                          -------------

TOTAL UNITED KINGDOM                                                           938,815
                                                                          -------------

TOTAL FOREIGN COMMON STOCKS                                                  6,231,265
                                                                          -------------

TOTAL COMMON STOCKS (COST $21,913,655)                                      25,558,658
                                                                          -------------
PREFERRED STOCKS (0.3%)
GERMANY (0.3%)
Henkel KGAA (Chemicals) +...........................           500              39,008
SAP AG (Data and Imaging Services) +................           150              74,812
                                                                          -------------

TOTAL PREFERRED STOCKS (COST $83,815)                                          113,820
                                                                          -------------
                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------
LONG-TERM BONDS AND NOTES (20.2%)
U.S. GOVERNMENT OBLIGATIONS (9.5%)
U.S. Treasury Bond, 6.63%, 02/15/27.................  $    300,000             324,795
U.S. Treasury Note, 5.88%, 02/15/00.................     1,000,000           1,004,685
U.S. Treasury Note, 6.50%, 10/15/06.................       800,000             838,372
U.S. Treasury Note, 7.50%, 10/31/99.................       700,000             719,029
U.S. Treasury Note, 7.50%, 11/15/01.................       825,000             872,953
                                                                          -------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,658,590)                          3,759,834
                                                                          -------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (1.3%)
Federal National Mortgage Association, 5.75%,
   04/15/03.........................................       500,000             498,280
                                                                          -------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST $498,630)                                                             498,280
                                                                          -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (5.6%)
Federal National Mortgage Association-Convertible
   Loan, 6.50%, 02/01/28............................       740,933             734,218
Government National Mortgage Association, 7.00%,
   08/15/27.........................................        48,011              48,641
Government National Mortgage Association, 7.00%,
   09/15/27.........................................       823,762             834,577
Government National Mortgage Association, 7.00%,
   01/15/28.........................................       115,863             117,385
Government National Mortgage Association, 7.00%,
   01/15/28.........................................       499,142             505,694
                                                                          -------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (COST $2,244,758)                                              2,240,515
                                                                          -------------


                                                        PRINCIPAL              MARKET
                                                         AMOUNT                VALUE
                                                       -----------        -------------
CORPORATE AND CONVERTIBLE BONDS (3.8%)
American Re Corp., 7.45%, 12/15/26..................  $    300,000        $    325,967
Korea Development Bank., 7.12%, 09/17/01............       150,000             142,857
National Australia Bank, 6.40%, 12/10/07............       200,000             200,455
TCI Communications, Inc., 6.38%, 09/15/99...........       300,000             300,356
Tenet Healthcare Corp., 7.88%, 01/15/03.............       250,000             255,727
Time Warner, Inc., 9.13%, 01/15/13..................       250,000             300,799
                                                                          --------------

TOTAL CORPORATE AND CONVERTIBLE BONDS (COST $1,486,213)                      1,526,161
                                                                          --------------

TOTAL LONG-TERM BONDS AND NOTES (COST $7,888,191)                            8,024,790
                                                                          -------------
SHORT-TERM INVESTMENTS (13.5%)
Cooperative Assoc. of Tractor Dealers, Comm. Paper,
   5.54%, 05/04/98..................................     1,500,000           1,499,308
Dakota Certificates-Standard Credit Card Master
   Trust-1, Comm. Paper, 5.53%, 05/05/98++++..........   1,000,000             999,386
Federal Home Loan Mortgage Corp., Comm. Paper,
   5.45%, 05/01/98..................................     2,430,000           2,430,000
U.S. Treasury, Comm. Paper, 5.03%, 08/20/98@........       450,000             443,169
                                                                          -------------

TOTAL SHORT-TERM INVESTMENTS (COST $5,371,722)                               5,371,863
                                                                          -------------
TOTAL INVESTMENTS (COST $35,257,383)(a)                                     39,069,131

OTHER ASSETS LESS LIABILITIES                                                  682,389
                                                                          -------------

TOTAL NET ASSETS                                                          $ 39,751,520
                                                                          =============


AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
CROSSROADS (CONTINUED)
--------------------------------------------------------------------------------


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $35,296,802. Unrealized gains and losses, based on identified tax cost at April 30, 1998, are as follows:

Unrealized gains ..................................                       $  4,203,449
Unrealized losses .................................                           (431,120)
                                                                          -------------
   Net unrealized gain ............................                       $  3,772,329
                                                                          =============


Information concerning open futures contracts at April 30, 1998 is shown below:

                               NO. OF        INITIAL       EXPIRATION       UNREALIZED
                             CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                            -------------  -------------  --------------  ---------------
     LONG CONTRACTS
-------------------------
All Ordinaries Share
   Price Index (SFE) ...         1         $     46,643      June 98      $        (815)
Long-Term German
   Government Bond
   Futures .............         6              888,144      June 98             (3,720)
French Notional Bond
   Futures .............         1               83,654      June 98                349
Swiss Government Bond
   Futures .............         2              167,942      June 98             (1,907)
Topix Index Futures ....         4              384,537      June 98             (9,044)
                                           -------------                  --------------
                                           $  1,570,920                   $     (15,137)
                                           =============                  ==============

+    Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998.

Category percentages are based on net assets.


70 See Notes to Financial Statements.

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
LEGACY
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
COMMON STOCKS (46.0%)
UNITED STATES (32.1%)

AIR TRANSPORT (0.7%)
Airborne Freight Corp...............................           100        $      3,963
Alaska Air Group, Inc.+.............................           100               5,613
America West Holdings Corp.+........................         2,400              72,599
AMR Corp.+..........................................           100              15,238
Delta Air Lines, Inc................................           200              23,250
Northwest Airlines Corp.+...........................           200              10,500
UAL Corp.+..........................................           100               8,719
US Airways Group, Inc.+.............................           200              14,225
                                                                          -------------
                                                                               154,107
                                                                          -------------

AUTO PARTS AND HARDWARE (0.1%)
Black & Decker Corp.................................           400              20,650
                                                                          -------------

AUTOMOTIVE (0.3%)
Chrysler Corp.......................................           600              24,113
Ford Motor Co.......................................           100               4,581
General Motors Corp.................................           400              26,950
                                                                          -------------
                                                                                55,644
                                                                          -------------

BANKS AND THRIFTS (1.5%)
Ahmanson (H. F.) & Co...............................           300              22,875
BankAmerica Corp....................................           300              25,500
Comerica, Inc.......................................           300              20,081
Dime Bancorp, Inc...................................           100               3,069
Downey Financial Corp...............................           800              27,750
Fifth Third Bancorp.................................           300              16,500
Firstfed Financial Corp.+...........................           800              36,600
Fleet Financial Group, Inc..........................           300              25,913
Golden West Financial Corp..........................           400              42,125
Republic New York Corp..............................           100              13,375
Riggs National Corp.................................           300               8,644
SouthTrust Corp.....................................            50               2,134
State Street Corp...................................           300              21,450
Suntrust Banks, Inc.................................           300              24,431
Washington Federal..................................           100               2,813
Webster Financial Corp..............................           100               3,388
WSFS Financial Corp.+...............................           800              17,100
                                                                          -------------
                                                                               313,748
                                                                          -------------

BIOTECH AND MEDICAL PRODUCTS (1.5%)
ADAC Laboratories+..................................           200               4,350
Alpharma, Inc.......................................         2,400              54,600
Arterial Vascular Engineering, Inc.+................           500              17,688
Centocor, Inc.+.....................................           100               4,219
Genentech, Inc.+....................................           100               6,925
Hanger Orthopedic Group, Inc.+......................         3,900              72,880
OEC Medical Systems, Inc.+..........................         1,700              38,569
Osteotech, Inc.+....................................         1,000              22,063
Quintiles Transnational Corp.+......................           100               4,950
Safeskin Corp.+.....................................           200               7,125
Serologicals Corp.+.................................           800              24,000


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
BIOTECH AND MEDICAL PRODUCTS (CONTINUED)
Visx, Inc.+.........................................         1,300        $     57,363
                                                                          -------------
                                                                               314,732
                                                                          -------------

CHEMICALS (0.1%)
Rohm & Haas Co......................................           100              10,781
                                                                          -------------

COMMERCIAL SERVICES (0.8%)
AccuStaff, Inc.+....................................           200               7,175
Day Runner, Inc.+...................................           600              14,400
Deluxe Corp.........................................           500              16,750
Galileo International, Inc..........................         1,500              60,563
Valassis Communications, Inc.+......................         1,800              70,649
                                                                          -------------
                                                                               169,537
                                                                          -------------

COMPUTERS (0.5%)
Ceridian Corp.+.....................................           400              22,625
Dell Computer Corp.+................................           600              48,450
Hewlett Packard Co..................................           300              22,594
Sun Microsystems, Inc.+.............................           500              20,594
                                                                          -------------
                                                                               114,263
                                                                          -------------

CONGLOMERATE AND AEROSPACE (0.4%)
Goodrich (B.F.) Co..................................           300              16,144
Gulfstream Aerospace Corp.+.........................           100               4,194
Lockheed Martin Corp................................           200              22,275
Loews Corp..........................................           200              20,013
Thiokol Corp........................................           100               5,388
United Technologies Corp............................           200              19,688
                                                                          -------------
                                                                                87,702
                                                                          -------------

CONSUMER FINANCE (0.2%)
Associates First Capital Corp.......................           131               9,796
Countrywide Credit Industries, Inc..................           200               9,675
Federal Home Loan Mortgage Corp.....................           400              18,525
Money Store, Inc. (The).............................           100               3,288
                                                                          -------------
                                                                                41,284
                                                                          -------------

CONSUMER PRODUCTS (0.3%)
American Greetings Corp.............................           200               9,250
Blyth Industries, Inc.+.............................           200               7,338
National R.V. Holdings, Inc.+.......................           800              30,700
Procter & Gamble Co.................................           100               8,219
Twinlab Corp.+......................................           100               3,925
                                                                          -------------
                                                                                59,432
                                                                          -------------

CONSUMER SERVICES (0.8%)
Darden Restaurants, Inc.............................         1,200              19,200
Foodmaker, Inc.+....................................           600              11,400
Grand Casinos, Inc.+................................         3,600              63,225
Promus Hotel Corp.+.................................           100               4,519
Service Corp. International.........................           200               8,250
Sonic Corp.+........................................         1,900              60,800
                                                                          -------------
                                                                               167,394
                                                                          -------------


See Notes to Portfolio of Investments.                                        71

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

CONSUMER SPECIALTIES (0.2%)
Brunswick Corp......................................           500        $     16,250
Russ Berrie & Co., Inc..............................           600              17,175
                                                                          -------------
                                                                                33,425
                                                                          -------------

DATA AND IMAGING SERVICES (1.2%)
Apex PC Solutions, Inc.+............................         1,500              44,813
BMC Software, Inc.+.................................           100               9,356
Cadence Design Systems, Inc.+.......................           200               7,263
Keane, Inc.+........................................           100               5,025
Manugistics Group, Inc.+............................           400              24,000
Microsoft Corp.+....................................           500              45,063
Oracle Corp.+.......................................           200               5,175
Progress Software Corp.+............................         1,900              60,800
Project Software &  Development, Inc.+..............         1,000              26,500
Siebel Systems, Inc.+...............................           200               5,175
Symantec Corp.+.....................................           100               2,900
Veritas Software Corp.+.............................           100               5,475
Visio Corp.+........................................           500              24,750
                                                                          -------------
                                                                               266,295
                                                                          -------------

DISCRETIONARY RETAIL (1.9%)
American Eagle Outfitters, Inc.+....................         1,900             111,149
Ames Department Stores, Inc.+.......................         1,300              31,850
Costco Companies, Inc.+.............................           400              22,350
Dayton Hudson Corp..................................           300              26,194
Dress Barn, Inc.+...................................           700              20,388
Federated Department Stores, Inc.+..................           400              19,675
Fingerhut Companies, Inc............................           100               2,963
Lowe's Co., Inc.....................................           300              20,981
Maxim Group, Inc. (The)+............................         2,800              50,400
Micro Warehouse, Inc.+..............................           100               1,563
Office Depot, Inc.+.................................           100               3,313
Ross Stores, Inc....................................         1,100              50,944
Sears, Roebuck & Co.................................           100               5,931
TJX Companies, Inc..................................           900              39,825
                                                                          -------------
                                                                               407,526
                                                                          -------------

DIVERSIFIED FINANCIAL SERVICES (0.4%)
Equitable Co., Inc. (The)...........................           100               6,138
Morgan Stanley, Dean Witter, Discover & Co..........           365              28,789
Tower Realty Trust, Inc.............................           200               4,725
Trammell Crow Co.+..................................           600              15,900
Travelers Group, Inc................................           500              30,594
                                                                          -------------
                                                                                86,146
                                                                          -------------

DRUGS (1.0%)
Abbott Laboratories.................................           400              29,250
Eli Lilly & Co......................................           400              27,825
Medicis Pharmaceutical Corp.+.......................         1,300              55,575
Merck & Co., Inc....................................           300              36,150
Pfizer, Inc.........................................           400              45,525
Rexall Sundown, Inc.+...............................           100               3,194


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DRUGS (CONTINUED)
Roberts Pharmaceutical Corp.+.......................           300        $      5,100
Schering Plough.....................................           100               8,013
Theragenics Corp.+..................................           400              11,400
                                                                          -------------
                                                                               222,032
                                                                          -------------

ELECTRICAL MACHINERY AND INSTRUMENTS (0.1%)
Lexmark International Group, Inc.+..................           100               5,788
Xerox Corp..........................................           200              22,700
                                                                          -------------
                                                                                28,488
                                                                          -------------

ELECTRONIC MEDIA (0.8%)
Chancellor Media Corp.+.............................           100               4,744
Gaylord Entertainment Co............................         1,600              54,400
Midway Games, Inc.+.................................         2,300              42,550
Speedway Motorsports, Inc.+.........................           800              21,850
Walt Disney Co. (The)...............................           300              37,294
                                                                          -------------
                                                                               160,838
                                                                          -------------

FOOD AND BEVERAGE (0.7%)
Canandaigua Brands, Inc.+...........................           900              47,138
Coors (Adolph) Co...................................           200               7,150
J & J Snack Foods Corp.+............................         1,700              33,150
NBTY, Inc.+.........................................           200               4,000
Suiza Foods Corp.+..................................         1,000              59,250
                                                                          -------------
                                                                               150,688
                                                                          -------------

FOOD AND DRUG RETAIL (0.4%)
CVS Corp............................................           400              29,500
Fleming Companies, Inc..............................           400               7,500
Kroger Co. (The)+...................................           900              37,688
                                                                          -------------
                                                                                74,688
                                                                          -------------

FOREST PRODUCTS AND BUILDING MATERIALS (0.8%)
Centex Construction Products, Inc...................           400              14,700
Crown Cork & Seal Co., Inc..........................           300              15,619
Florida Rock Industries, Inc........................         1,000              27,500
Georgia-Pacific Corp................................           200              15,438
Lafarge Corp........................................           100               4,000
Lone Star Industries, Inc...........................           900              74,362
Mead Corp...........................................           500              17,313
Owens Corning.......................................           100               4,156
Southdown, Inc......................................           100               7,075
                                                                          -------------
                                                                               180,163
                                                                          -------------

GAS UTILITIES (0.3%)
Energen Corp........................................         2,400              53,550
Pacific Enterprises.................................           500              19,469
                                                                          -------------
                                                                                73,019
                                                                          -------------

HEALTH SERVICES (0.2%)
Beverly Enterprises, Inc.+..........................           400               6,300
Integrated Health Services, Inc.....................           200               7,713
MedQuist, Inc.+.....................................           500              24,375
NovaCare, Inc.+.....................................           300               4,181


72 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

HEALTH SERVICES (CONTINUED)
Pediatrix Medical Group, Inc.+......................           100        $      4,219
                                                                          -------------
                                                                                46,788
                                                                          -------------
HEAVY MACHINERY (0.1%)
Case Corp...........................................           300              19,069
Navistar International Corp.........................           300               8,963
                                                                          -------------
                                                                                28,032
                                                                          -------------
HOUSING AND FURNISHINGS (1.4%)
Centex Corp.........................................           600              20,850
Department 56, Inc.+................................           700              25,156
Ethan Allen Interiors, Inc..........................           700              35,656
Fleetwood Enterprises, Inc..........................           400              18,475
Kaufman & Broad Home Corp...........................           100               2,906
Lennar Corp.........................................         2,000              54,875
MDC Holdings, Inc...................................         3,300              56,719
Pulte Corp..........................................           300              15,356
Ryland Group, Inc...................................           400               8,375
Standard Pacific Corp...............................         3,200              55,200
                                                                          -------------
                                                                               293,568
                                                                          -------------
INSURANCE (1.0%)
Allstate Corp. (The)................................           800              76,999
Conseco, Inc........................................           400              19,850
Financial Security Assurance Holdings Ltd...........         1,000              59,875
First American Financial Corp.......................           100               7,106
Gallagher (Arthur J.) & Co..........................           500              21,938
Old Republic International Corp.....................           100               4,525
SunAmerica, Inc.....................................           250              12,484
Torchmark Corp......................................           100               4,456
                                                                          -------------
                                                                               207,233
                                                                          -------------
INVESTMENT SERVICES (0.3%)
Bear Stearns Co., Inc. (The)........................            45               2,568
Dames & Moore Group.................................         2,500              32,031
Donaldson, Lufkin & Jenrette, Inc...................           100               9,481
Lehman Brothers Holdings, Inc.......................           200              14,213
Paine Webber Group, Inc.............................            50               2,241
Providian Financial Corp............................           100               6,019
                                                                          -------------
                                                                                66,553
                                                                          -------------
MAJOR TELECOMMUNICATIONS (0.5%)
AT&T Corp...........................................           500              30,031
BellSouth Corp......................................           500              32,094
MCI Communications Corp.............................           300              15,094
U.S. West Communications Group......................           400              21,100
                                                                          -------------
                                                                                98,319
                                                                          -------------

OIL (0.6%)
Ashland Oil, Inc....................................           700              37,013
Clayton Williams Energy, Inc.+......................         2,800              32,200
Comstock Resources, Inc.+...........................           300               3,863
Phillips Petroleum Co...............................           100               4,956
Sun Company, Inc.+..................................         1,400              56,613
                                                                          -------------
                                                                               134,645
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
OIL SERVICES (0.8%)
Cliffs Drilling Co.+................................           200        $      9,863
Helmerich & Payne, Inc..............................           400              12,200
McDermott International, Inc........................           400              16,550
SEACOR SMIT Holdings+...............................           900              52,763
Trico Marine Services, Inc.+........................         1,700              38,463
Veritas DGC, Inc.+..................................           900              48,769
                                                                          -------------
                                                                               178,608
                                                                          -------------

OTHER TELECOMMUNICATIONS (0.3%)
Century Telephone Enterprises, Inc..................           150               6,384
Premiere Technologies, Inc.+........................         1,600              51,000
                                                                          -------------
                                                                                57,384
                                                                          -------------

PRINT MEDIA (0.2%)
Hollinger International, Inc........................           200               3,100
Knight-Ridder, Inc..................................           300              17,494
McClatchy Newspapers, Inc...........................           525              15,717
                                                                          -------------
                                                                                36,311
                                                                          -------------

PRODUCER GOODS (1.1%)
Aeroquip-Vickers, Inc.+.............................           300              19,069
C & D Technologies, Inc.............................           800              44,200
Cooper Industries, Inc..............................           200              13,375
Dresser Industries, Inc.............................           200              10,575
FMC Corp.+..........................................           200              15,513
Gleason Corp........................................           600              19,875
Honeywell, Inc......................................           200              18,625
Ingersoll-Rand Co...................................           400              18,425
ITT Industries, Inc.................................           200               7,288
Kaydon Corp.........................................           200               8,763
Parker-Hannifin Corp................................           200               8,925
RMI Titanium Co.+...................................         1,100              24,544
Thomas & Betts Corp.................................           300              17,513
Timken Co...........................................           200               7,988
Westinghouse Air Brake Co...........................           300               8,419
                                                                          -------------
                                                                               243,097
                                                                          -------------

REAL ESTATE INVESTMENT TRUSTS (10.0%)
AMB Property Corp...................................           200               4,600
American Residential Investment Trust, Inc..........           200               2,475
Apartment Investment & Management Co................         1,800              67,274
Arden Realty Group, Inc.............................           500              14,031
Bay Apartment Communities, Inc......................           400              14,800
Beacon Capital+++...................................         2,300              47,150
Bedford Property Investors, Inc.....................           600              11,663
Berkshire Realty Co., Inc...........................         1,400              17,063
Boston Properties, Inc..............................           800              26,450
Boykin Lodging Co...................................         3,400              79,899
Brandywine Realty Trust.............................         1,500              34,125
Burnham Pacific Properties, Inc.....................           600               8,475
Cabot Industrial Trust..............................           600              13,575
Camden Property Trust...............................         1,062              31,130
Capstone Capital Trust, Inc.........................         3,600              85,949

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED STATES (CONTINUED)

REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
Captec Net Lease Realty, Inc........................           400        $      6,425
Carramerica Realty Corp.............................           700              20,475
CBL & Associates Properties, Inc....................         1,000              24,563
Colonial Properties Trust...........................         1,300              38,594
Cornerstone Properties, Inc.........................         1,400              25,200
Cousins Properties, Inc.............................           400              12,100
Crescent Real Estate Equities, Inc..................         1,700              58,013
Criimi Mae, Inc.....................................           500               7,469
Developers Diversified Realty Corp..................           300              11,906
Duke Realty Investments, Inc........................         3,100              73,818
Eastgroup Properties, Inc...........................         4,100              81,743
Equity Inns, Inc....................................         5,400              79,649
Equity Office Properties Trust......................         1,200              34,125
Equity Residential Properties Trust.................         1,450              71,230
Essex Property Trust, Inc...........................         1,800              59,400
Facility Realty Trust, Inc.+........................         2,000              18,500
General Growth Properties...........................         1,300              46,638
Glenborough Realty Trust, Inc.......................         2,800              75,074
Glimcher Realty Trust...............................           500              10,625
Health Care REIT, Inc...............................         1,600              44,500
Healthcare Realty Trust, Inc........................           700              19,688
Home Properties of New York, Inc....................           500              13,406
Imperial Credit Commercial Mortgage Investment Corp.           300               4,331
Innkeepers USA Trust................................         3,700              55,963
JDN Realty Corp.....................................         2,500              79,530
Kimco Realty Corp...................................         2,400              88,949
Koger Equity, Inc...................................         1,700              36,444
Lexington Corporate Properties Trust................           600               8,700
LTC Properties, Inc.................................           400               7,800
Mack-Cali Realty Corp...............................           500              18,781
Meditrust Companies.................................         1,000              30,063
Parkway Properties, Inc.............................         2,700              88,762
Post Properties, Inc................................         1,900              77,543
Prentiss Properties Trust...........................         1,000              25,375
Prime Retail, Inc...................................           500               7,094
Reckson Associates Realty Corp......................           700              17,150
Regency Realty Corp.................................         1,400              36,050
SL Green Realty Corp................................           200               4,800
Sovran Self Storage, Inc............................         1,400              38,763
Spieker Properties, Inc.............................         1,200              47,550
Starwood Lodging Trust..............................         1,800              90,337
Storage Trust Realty................................         2,200              53,350
Sun Communities, Inc................................           501              17,514
Weeks Corp..........................................           200               6,300
                                                                          -------------
                                                                             2,132,949
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
SEMICONDUCTORS AND ELECTRONICS (0.1%)
Intel Corp..........................................           100        $      8,081
Viacom, Inc.+.......................................           400              23,200
                                                                          -------------
                                                                                31,281
                                                                          -------------

STEEL (0.2%)
Bethlehem Steel Corp.+..............................           500               7,781
Steel Dynamics, Inc.+...............................           600              13,725
USX-US Steel Group, Inc.............................           300              11,738
                                                                          -------------
                                                                                33,244
                                                                          -------------

SURFACE TRANSPORT (0.1%)
Continental Airlines, Inc.+.........................           100               5,888
Norfolk Southern Corp...............................           300              10,031
Tidewater, Inc......................................           100               3,963
U.S. Freightways Corp...............................           100               3,575
                                                                          -------------
                                                                                23,457
                                                                          -------------

TEXTILES AND APPAREL (0.2%)
Burlington Industries, Inc.+........................           300               5,250
Timberland Co. (The)+...............................           500              42,813
                                                                          -------------
                                                                                48,063
                                                                          -------------

TOTAL UNITED STATES                                                          6,852,114
                                                                          -------------
FOREIGN COMMON STOCKS (13.9%)
AUSTRALIA (0.5%)
Goodman Fielder Ltd. (Food and Beverage) ...........        21,010              32,602
Mayne Nickless Ltd. (Commercial Services) ..........         3,400              18,360
Westpac Banking Corp. Ltd. (Banks and Thrifts) .....         3,600              24,176
Woolworth Ltd. (Food and Beverage) .................         7,370              25,372
                                                                          -------------

TOTAL AUSTRALIA                                                                100,510
                                                                          -------------
BELGIUM (0.2%)
Societe Generale De Belgique
   (Investment Services) +..........................           300              46,256
                                                                          -------------
BRAZIL (0.2%)
Telecomunicaciones Brasileiras SA
   (Other Telecommunications) ......................           300              36,544
                                                                          -------------
CANADA (0.3%)
Canadian Imperial Bank of Commerce
   (Banks and Thrifts) .............................           900              31,995
Canadian National Railway Co.
   (Surface Transport) .............................           500              32,531
                                                                          -------------

TOTAL CANADA                                                                    64,526
                                                                          -------------
CHILE (0.1%)
Cia. de Telecomuncaciones de Chile S.A.
   (Other Telecommunications) ......................           700              17,544
                                                                          -------------
DENMARK (0.4%)
Carli Gry International A/S
   (Textiles and Apparel) +.........................           500              37,629


74 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
DENMARK (CONTINUED)
Novo-Nordisk A/S (Drugs) ...........................           200        $     32,441
Tele Danmark A/S (Major Telecommunications) ........           200              16,805
                                                                          -------------

TOTAL DENMARK                                                                   86,875
                                                                          -------------
FINLAND (0.5%)
Huhtamaki Group (Diversified) ......................           800              46,255
Oy Nokia Corp., ADR
   (Other Telecommunications) ......................           400              26,750
Sampo Insurance Co. (Insurance) ....................           500              22,577
Valmet Oyj (Consumer Services) .....................         1,100              18,232
                                                                          -------------

TOTAL FINLAND                                                                  113,814
                                                                          -------------
FRANCE (1.5%)
Accor SA (Consumer Services) +......................           200              54,472
Alcatel Alsthom (Other Telecommunications) +........           200              37,057
Credit Commercial de France
   (Banks and Thrifts) +............................           500              39,882
Danone (Food and Beverage) +........................           100              23,597
Elf Aquitaine SA (Oil) +............................           300              39,334
Gemini Sogeti SA (Insurance) .......................           300              38,935
Lafarge SA
   (Forest Products and Building Materials) ........           300              28,316
Pernod Ricard (Food and Beverage) ..................           500              34,481
Union des Assurances Federales (Insurance) +........           100              15,637
                                                                          -------------

TOTAL FRANCE                                                                   311,711
                                                                          -------------
GERMANY (0.8%)
BASF AG (Chemicals) +...............................           400              17,832
Bayerische Hypotheken-und Wechsel-Bank AG (Banks
   and Thrifts) +...................................           800              45,651
Deutsche Pfandbrief & Hypothekenbank AG (Banks and
   Thrifts) +.......................................           400              30,872
Gehe AG (Health Services) +.........................           400              20,730
VEBA AG (Electric Utilities) +......................           300              19,777
Volkswagen AG (Automotive) +........................            53              42,279
                                                                          -------------

TOTAL GERMANY                                                                  177,141
                                                                          -------------
HONG KONG (0.1%)
Hutchison Whampoa Ltd.
   (Consumer Services) +............................         3,000              18,552
National Mutual Asia Ltd. (Insurance) ..............        14,000              11,206
                                                                          -------------

TOTAL HONG KONG                                                                 29,758
                                                                          -------------
IRELAND (0.4%)
Allied Irish Banks (Banks and Thrifts) .............         2,024              27,858
CRH Plc
   (Forest Products and Building Materials) ........         2,000              28,567
Waterford Wedgewood
   (Housing and Furnishings) .......................        15,307              25,583
                                                                          -------------

TOTAL IRELAND                                                                   82,008
                                                                          -------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
ITALY (0.7%)
Banca Commerciale Italiana
   (Banks and Thrifts) +............................         3,000        $     15,170
Credito Italiano (Banks and Thrifts) +..............        10,000              52,541

Istituto Nazionale delle Assicurazioni (Insurance) +         6,000              17,929
La Rinascente S.p.A. (Discretionary Retail) +.......         4,000              40,069
Telecom Italia S.p.A.
   (Major Telecommunications) +.....................         2,000              14,955
                                                                          -------------

TOTAL ITALY                                                                    140,664
                                                                          -------------
JAPAN (1.2%)
Hoya Corp. (Biotech and Medical Products) +.........         1,000              33,149
Kao Corp. (Consumer Products) ......................         2,000              29,441
Minebea Co. Ltd.
   (Semiconductors and Electronics) ................         3,000              33,603
Mizuno Corp. (Consumer Products) ...................         4,000              13,653
Nintendo Co. Ltd.
   (Semiconductors and Electronics) ................           300              27,564
Nippon Telegraph & Telephone
   (Major Telecommunications) ......................            30              26,338
Onward Kashiyama Co., Ltd.
   (Textiles and Apparel) ..........................         2,000              25,732
Santen Pharmaceutical Co., Ltd. (Drugs) ............         2,000              20,132
Seino Transportation Co., Ltd.
   (Surface Transport) .............................         2,000              11,549
Sony Corp. (Semiconductors and Electronics) ........           300              24,998
                                                                          -------------

TOTAL JAPAN                                                                    246,159
                                                                          -------------
MEXICO (0.5%)
Cifra SA (Discretionary Retail) +...................        15,000              25,902
Grupo Financiero Banamex Accival
   (Investment Services) +..........................         8,000              24,831
Panamerican Beverages, Inc.
   (Food and Beverage) .............................         1,400              55,825
                                                                          -------------

TOTAL MEXICO                                                                   106,558
                                                                          -------------
NETHERLANDS (1.1%)
Akzo Nobel NV (Chemicals) ..........................           200              40,683
Hunter Douglas NV (Consumer Services) +.............           400              19,500
ING Groep NV (Banks and Thrifts) +..................           526              34,181
KLM Royal Dutch Air Line (Surface Transport) +......           500              19,648
Philips Electronics NV
   (Semiconductors and Electronics) ................           500              44,048
Vendex International NV (Discretionary Retail) +....           500              32,071
VNU-Verenigde Nederlandse
   Uitgeversbedrijven Verenigd Bezit
   (Print Media) ...................................         1,300              42,078
                                                                          -------------

TOTAL NETHERLANDS                                                              232,209
                                                                          -------------

AETNA GENERATION FUNDS
PORTFOLIO OF INVESTMENTS - APRIL 30, 1998 (UNAUDITED)
LEGACY (CONTINUED)
--------------------------------------------------------------------------------


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
NORWAY (0.8%)
Christiania Bank Og Kredkasse
   (Banks and Thrifts) .............................         4,600        $     21,156

Det Sondenfjelds-Norske Dampskibsselskab (Oil) +....         1,200              29,766
Merkantildata ASA (Data and Imaging Services)                2,000              25,208
Ocean Rig ASA (Oil) +...............................        43,750              42,529
Saga Petroleum ASA (Oil) +..........................         1,000              19,844
Tandberg Television ASA
   (Other Telecommunications) +.....................         1,700              22,566
                                                                          -------------

TOTAL NORWAY                                                                   161,069
                                                                          -------------
SPAIN (0.6%)
Banco Santander (Banks and Thrifts) ................           500              26,408
Cortefiel SA (Discretionary Retail) ................         1,600              37,897
Iberdrola SA (Electric Utilities) ..................         2,200              35,364
Telefonica de Espana
   (Major Telecommunications) ......................           800              33,383
                                                                          -------------

TOTAL SPAIN                                                                    133,052
                                                                          -------------
SWEDEN (0.6%)
Astra AB (Drugs) ...................................           900              18,491
Celsius AB (Conglomerate and Aerospace) +...........           700              15,558
Ericsson ADR (Other Telecommunications) ............           700              36,006
Mo Och Domsjoe AB
   (Forest Products and Building Materials) ........           600              18,608
SKF AB (Steel) .....................................         1,200              24,190
WM-Data AB (Computers) +............................           700              21,076
                                                                          -------------

TOTAL SWEDEN                                                                   133,929
                                                                          -------------
SWITZERLAND (1.0%)
Credit Suisse Group (Banks and Thrifts) +...........           200              44,002
Fischer (Georg) AG (Auto Parts and Hardware) .......           100              38,668
Kuoni Reisen AG (Commercial Services) +.............            10              53,669
Nestle SA Registered Shares
   (Food and Beverage) +............................            20              38,802
Novartis AG Registered Shares
   (Health Services) ...............................            20              33,068
Union Bank of Switzerland (Banks and Thrifts) ......            10              16,107
                                                                          -------------

TOTAL SWITZERLAND                                                              224,316
                                                                          -------------
UNITED KINGDOM (2.4%)
Bank of Scotland (Banks and Thrifts) ...............         6,240              76,684
Cadbury Schweppes Plc (Food and Beverage) ..........         1,500              21,870
Glaxo Wellcome Plc (Drugs) .........................           515              14,552
Granada Group Plc (Consumer Services) +.............         2,030              34,960
Kingfisher Plc (Discretionary Retail) ..............         1,100              19,974
Lonrho Plc (Manufacturing) .........................         2,125              15,429
Millennium Chemicals, Inc.
   (Specialty Chemicals) ...........................           400              14,350
National Westminster Bank Plc
   (Banks and Thrifts) .............................         1,500              30,021
NFC Plc (Surface Transport) ........................         7,500              22,509
Pearson Plc (Print Media) ..........................         1,500              23,500


                                                            NUMBER OF          MARKET
                                                             SHARES            VALUE
                                                          -------------   -------------
UNITED KINGDOM (CONTINUED)
Peninsular & Oriental Steam Navigation  Co.
   (Surface Transport) +............................         1,800        $     26,725
Royal & Sun Alliance Insurance Group Plc
   (Insurance) +....................................         1,700              18,902
Schroders (Banks and Thrifts) ......................           400              19,616
Shell Transport & Trading Co. (Oil) ................         3,600              26,785
Tesco Plc (Discretionary Retail) ...................         2,400              22,552
Tomkins Plc (Consumer Services) ....................         5,754              33,865
Unilever Plc (Consumer Products) ...................         2,500              26,627
Vodafone Group Plc
   (Other Telecommunications) ......................         5,237              57,354
                                                                          -------------

TOTAL UNITED KINGDOM                                                           506,275
                                                                          -------------

TOTAL FOREIGN COMMON STOCKS                                                  2,950,918
                                                                          -------------

TOTAL COMMON STOCKS (COST $8,317,251)                                        9,803,032
                                                                          -------------

PREFERRED STOCKS (0.4%)
GERMANY (0.4%)
Henkel KGAA (Chemicals) +...........................           500              39,008
SAP AG (Data and Imaging Services) +................           100              49,875
                                                                          -------------

TOTAL PREFERRED STOCKS (COST $64,635)                                           88,883
                                                                          -------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       -----------

LONG-TERM BONDS AND NOTES (34.9%)
U.S. GOVERNMENT OBLIGATIONS (17.4%)
U.S. Treasury Note, 5.88%, 02/15/00.................  $    250,000             251,171
U.S. Treasury Note, 6.50%, 05/31/02.................       600,000             617,811
U.S. Treasury Note, 6.50%, 10/15/06.................     1,175,000           1,231,359
U.S. Treasury Note, 7.50%, 10/31/99.................     1,000,000           1,027,185
U.S. Treasury Note, 7.50%, 11/15/01.................       560,000             592,550
                                                                          -------------

TOTAL U.S. GOVERNMENT OBLIGATIONS (COST $3,639,842)                          3,720,076
                                                                          -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (9.4%)
Federal National Mortgage Association, 5.75%,
   04/15/03.........................................       500,000             498,280
Federal National Mortgage Association -
   Conventional Loan, 6.50%, 02/01/28...............       494,128             489,649
Government National Mortgage Association, 7.00%,
   04/15/27.........................................       421,875             427,413
Government National Mortgage Association, 7.00%,
   02/15/28.........................................       241,660             244,832
Government National Mortgage Association, 7.00%,
   02/15/28.........................................       334,637             339,030
                                                                          -------------

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
   SECURITIES (COST $2,002,403)                                              1,999,204
                                                                          -------------
CORPORATE AND CONVERTIBLE BONDS (8.1%)
American Re Corp., 7.45%, 12/15/26..................       400,000             434,623
Korea Development Bank., 7.12%, 09/17/01............       200,000             190,475
National Australia Bank, 6.40%, 12/10/07............       300,000             300,684
TCI Communications, Inc., 6.38%, 09/15/99...........       200,000             200,237


76 See Notes to Portfolio of Investments.

--------------------------------------------------------------------------------


                                                        PRINCIPAL             MARKET
                                                         AMOUNT               VALUE
                                                       -----------        -------------
CORPORATE AND CONVERTIBLE BONDS (CONTINUED)
Tenet Healthcare Corp., 7.88%, 01/15/03.............  $    175,000        $    179,008
Time Warner, Inc., 9.13%, 01/15/13..................       350,000             421,119
                                                                          -------------

TOTAL CORPORATE AND CONVERTIBLE BONDS (COST $1,675,265)                      1,726,146
                                                                          -------------

TOTAL LONG-TERM BONDS AND NOTES (COST $7,317,510)                            7,445,426
                                                                          -------------

SHORT-TERM INVESTMENTS (16.9%)
Cooperative Assoc. of Tractor Dealers, Comm. Paper,
   5.54%, 05/04/98..................................       800,000             799,631
Dakota Certificates-Standard Credit Card Master
   Trust-1, Comm. Paper, 5.53%, 05/05/98++++..........     800,000             799,508
Federal Home Loan Mortgage Corp., Comm. Paper,
   5.45%, 05/01/98..................................     1,612,000           1,612,000
U.S. Treasury, Comm. Paper, 5.03%, 08/20/98@........       400,000             393,928
                                                                          -------------

TOTAL SHORT-TERM INVESTMENTS (COST $3,604,942)                               3,605,067
                                                                          -------------
TOTAL INVESTMENTS (COST $19,304,338)(a)                                     20,942,408

OTHER ASSETS LESS LIABILITIES                                                  387,520
                                                                          -------------

TOTAL NET ASSETS                                                          $ 21,329,928
                                                                          =============


NOTES TO PORTFOLIO OF INVESTMENTS

(a) The cost of investments for federal income tax purposes amounts to $19,317,198. Unrealized gains and losses, based on identified tax cost at April
30, 1998, are as follows:

Unrealized gains ..................................                       $  1,828,418
Unrealized losses .................................                           (203,208)
                                                                          -------------
   Net unrealized gain ............................                       $  1,625,210
                                                                          =============


Information concerning open futures contracts at April 30, 1998 is shown below:

                               NO. OF        INITIAL       EXPIRATION       UNREALIZED
                             CONTRACTS        VALUE           DATE         GAIN/(LOSS)
                            -------------  -------------  --------------  ---------------
     LONG CONTRACTS
-------------------------
Long-Term German
   Government Bond
   Futures .............         2         $    295,552      June 98      $        (975)
French Notional Bond
   Futures .............         1               83,654      June 98                349
Topix Index Futures ....         2              192,288      June 98             (4,541)
Swiss Government Bond
   Futures .............         1               83,971      June 98               (953)
                                           -------------                  --------------
                                           $    655,465                   $      (6,120)
                                           =============                  ==============

+    Non-income producing security.
++ Restricted security. This security has been determined to be illiquid under guidelines established by the Board of Directors.
++++ Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors.
@ Security pledged to cover initial margin requirements on open futures contracts at April 30, 1998

Category percentages are based on net assets.


                                           See Notes to Financial Statements. 77

AETNA GENERATION FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                               ASCENT          CROSSROADS           LEGACY
                                                                           ---------------   ---------------   ----------------
ASSETS:
Investments, at market value ...........................................   $    39,727,708   $    39,069,131   $    20,942,408
Cash ...................................................................            27,665            31,355            39,056
Cash denominated in foreign currencies .................................           226,537           145,587           138,121
Receivable for:
     Dividends and interest ............................................            88,599           145,789           107,222
     Investments sold ..................................................           661,864           481,205           163,543
     Fund shares sold ..................................................            15,200               500                --
     Recoverable foreign taxes .........................................             6,143             4,903             3,300
     Variation margin ..................................................            11,402            12,360             5,731
     Reimbursement from Investment Adviser .............................             3,840            17,507             5,847
Prepaid expenses .......................................................               508               482               386
Gross unrealized gain on forward foreign currency exchange contracts....            30,127            20,681            10,675
                                                                           ---------------   ---------------   ----------------
            Total assets ...............................................        40,799,593        39,929,500        21,416,289
                                                                           ---------------   ---------------   ----------------
LIABILITIES:
Payable for:
     Investments purchased .............................................           225,584           113,201            27,967
     Fund shares redeemed ..............................................            97,218               884            23,195
Other liabilities ......................................................            41,643            47,427            26,088
Gross unrealized loss on forward foreign currency exchange contracts ...            22,537            16,468             9,111
                                                                           ---------------   ---------------   ----------------
            Total liabilities ..........................................           386,982           177,980            86,361
                                                                           ---------------   ---------------   ----------------
   NET ASSETS ..........................................................   $    40,412,611   $    39,751,520   $    21,329,928
                                                                           ===============   ===============   ================
NET ASSETS REPRESENTED BY:
Paid-in capital ........................................................   $    33,954,345   $    34,379,249   $    18,887,673
Net unrealized gain (loss) on investments, open
   futures contracts and foreign currency related transactions .........         4,888,211         3,800,228         1,632,711
Undistributed net investment income ....................................           263,910           342,017           231,020
Accumulated net realized gain on investments ...........................         1,306,145         1,230,026           578,524
                                                                           ---------------   ---------------   ----------------
   NET ASSETS ..........................................................   $    40,412,611   $    39,751,520   $    21,329,928
                                                                           ===============   ===============   ================
CAPITAL SHARES, $.001 PAR VALUE:
Class I:
     Outstanding .......................................................         3,023,360         3,059,324         1,814,497
     Net Assets ........................................................   $    38,320,020   $    37,778,027   $    19,665,859
     Net Asset Value, offering and redemption price per share
        (net assets divided by shares outstanding) .....................   $         12.67   $         12.35   $         10.84
Class A:
     Outstanding .......................................................           165,817           160,729           154,505
     Net Assets ........................................................   $     2,092,591   $     1,973,493   $     1,664,069
     Net Asset Value, offering and redemption price per share
        (net assets divided by shares outstanding) .....................   $         12.62   $         12.28   $         10.77

Cost of investments ....................................................   $    34,831,314   $    35,257,383   $    19,304,338
Cost of cash denominated in foreign currencies .........................   $       227,106   $       145,364   $       138,142

See Notes to Financial Statements.

AETNA GENERATION FUNDS
STATEMENTS OF OPERATIONS
SIX MONTH PERIOD ENDED APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


                                                                               ASCENT          CROSSROADS          LEGACY
                                                                           ---------------    -------------    ---------------
INVESTMENT INCOME:
Dividends ..............................................................   $      291,547    $      214,644    $       86,622
Interest ...............................................................          233,871           414,837           346,082
                                                                           ---------------   ---------------   ---------------
                                                                                  525,418           629,481           432,704
Foreign taxes withheld on dividends ....................................           (6,396)           (5,207)           (2,476)
                                                                           ---------------   ---------------   ---------------
        Total investment income ........................................          519,022           624,274           430,228
                                                                           ---------------   ---------------   ---------------

INVESTMENT EXPENSES:
Investment advisory fee ................................................          130,931           131,410            77,514
Administrative services fees ...........................................           27,206            27,338            16,749
12b-1 and shareholder service fees .....................................            2,683             1,942             2,164
Printing and postage fees ..............................................            4,422             4,489             3,229
Custody fees ...........................................................           13,743            15,587            13,705
Transfer agent fees ....................................................           18,572            16,211            13,329
Audit fees .............................................................           11,621            11,617            11,333
Registration fees ......................................................           19,784            23,819            21,081
Miscellaneous expenses .................................................              618               582               465
                                                                           ---------------   ---------------   ---------------
Expenses before reimbursement and waiver from Adviser ..................          229,580           232,995           159,569
Expenses reimbursement and waiver from Adviser .........................          (17,084)          (20,221)          (32,123)
                                                                           ---------------   ---------------   ---------------
        Total expenses .................................................          212,496           212,774           127,446
                                                                           ---------------   ---------------   ---------------
Net investment income ..................................................          306,526           411,500           302,782
                                                                           ---------------   ---------------   ---------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sale of investments .................................................        1,249,469         1,109,351           519,552
   Futures and forward currency exchange contracts .....................          191,442           186,637            94,238
   Foreign currency related transactions ...............................          (14,662)          (10,370)           (9,877)
                                                                           ---------------   ---------------   ---------------
            Net realized gain on investments ...........................        1,426,249         1,285,618           603,913
                                                                           ---------------   ---------------   ---------------
Net change in unrealized gain or loss on:
   Investments .........................................................        1,894,080         1,501,114           563,787
   Futures and forward currency exchange contracts .....................          (13,918)          (32,026)           (5,892)
   Foreign currency related transactions ...............................            5,078             5,198              (974)
                                                                           ---------------   ---------------   ---------------
            Net change in unrealized gain or loss on investments .......        1,885,240         1,474,286           556,921
                                                                           ---------------   ---------------   ---------------
Net realized and change in unrealized gain or loss on investments ......        3,311,489         2,759,904         1,160,834
                                                                           ---------------   ---------------   ---------------
Net increase in net assets resulting from operations ...................   $    3,618,015    $    3,171,404    $    1,463,616
                                                                           ===============   ===============   ===============

See Notes to Financial Statements.

AETNA GENERATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                                    ASCENT
                                                                                  -------------------------------------------------

                                                                                       SIX MONTH
                                                                                     PERIOD ENDED
                                                                                    APRIL 30, 1998               YEAR ENDED
                                                                                      (UNAUDITED)             OCTOBER 31, 1997
                                                                                    ----------------         -------------------
FROM OPERATIONS:
Net investment income ..........................................................    $       306,526           $        386,368
Net realized gain on investments ...............................................          1,426,249                  5,753,466
Net change in unrealized gain or loss on investments ...........................          1,885,240                   (207,457)
                                                                                    ----------------          -----------------
   Net increase in net assets resulting from operations ........................          3,618,015                  5,932,377
                                                                                    ----------------          -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
     From net investment income ................................................           (657,764)                  (509,409)
     From net realized gains ...................................................         (5,380,645)                (1,991,320)
Class A:
     From net investment income ................................................            (24,780)                        --
     From net realized gains ...................................................           (223,061)                        --
                                                                                    ----------------          -----------------
   Decrease in net assets from distributions to shareholders ...................         (6,286,250)                (2,500,729)
                                                                                    ----------------          -----------------
FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................         13,220,812                 24,275,254
     Net asset value of shares issued upon reinvestment of distributions .......          6,026,391                    797,267
     Payments for shares redeemed ..............................................         (5,695,153)               (26,848,236)
Class A:
     Proceeds from shares sold .................................................          1,109,195                    877,110 (1)
     Net asset value of shares issued upon reinvestment of distributions .......            247,840                         -- (1)
     Payments for shares redeemed ..............................................            (72,869)                   (40,134)(1)
                                                                                    ----------------          -----------------
   Net increase (decrease) in net assets from fund share transactions ..........         14,836,216                   (938,739)
                                                                                    ----------------          -----------------
Change in net assets ...........................................................         12,167,981                  2,492,909
NET ASSETS:
Beginning of period ............................................................         28,244,630                 25,751,721
                                                                                    ----------------          -----------------
End of period ..................................................................    $    40,412,611           $     28,244,630
                                                                                    ================          =================
End of period net assets includes undistributed net investment income ..........    $       263,910           $        639,928
                                                                                    ================          =================
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................          1,024,150                  1,863,827
     Number of shares issued upon reinvestment of distributions ................            520,864                     64,924
     Number of shares redeemed .................................................           (411,431)                (2,087,644)
                                                                                    ----------------          -----------------
   Net increase (decrease) .....................................................          1,133,583                   (158,893)
                                                                                    ================          =================
Class A:
     Number of shares sold .....................................................             88,767                     64,131 (1)
     Number of shares issued upon reinvestment of distributions ................             21,495                         -- (1)
     Number of shares redeemed .................................................             (5,866)                    (2,710)(1)
                                                                                    ----------------          -----------------
   Net increase ................................................................            104,396                     61,421 (1)
                                                                                    ================          =================

(1) Period from January 20, 1997 to October 31, 1997.

See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                                                                                   CROSSROADS
                                                                                ---------------------------------------------------

                                                                                   SIX MONTH
                                                                                 PERIOD ENDED
                                                                                APRIL 30, 1998                     YEAR ENDED
                                                                                  (UNAUDITED)                   OCTOBER 31, 1997
                                                                                ----------------               -------------------
FROM OPERATIONS:
Net investment income ..........................................................$       411,500                 $        496,276
Net realized gain on investments ...............................................      1,285,618                        4,147,389
Net change in unrealized gain or loss on investments ...........................      1,474,286                            5,053
                                                                                ----------------                -----------------
   Net increase in net assets resulting from operations ........................      3,171,404                        4,648,718
                                                                                ----------------                -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
     From net investment income ................................................       (764,997)                        (569,299)
     From net realized gains ...................................................     (3,810,051)                      (1,905,254)
Class A:
     From net investment income ................................................        (17,904)                              --
     From net realized gains ...................................................        (95,586)                              --
                                                                                ----------------                -----------------
   Decrease in net assets from distributions to shareholders ...................     (4,688,538)                      (2,474,553)
                                                                                ----------------                -----------------
FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................     14,241,445                       24,895,160
     Net asset value of shares issued upon reinvestment of distributions .......      4,575,048                          984,645
     Payments for shares redeemed ..............................................     (5,554,158)                     (24,955,529)
Class A:
     Proceeds from shares sold .................................................      1,400,419                          541,777 (1)
     Net asset value of shares issued upon reinvestment of distributions .......        113,441                               -- (1)
     Payments for shares redeemed ..............................................        (82,049)                         (12,739)(1)
                                                                                ----------------                -----------------
   Net increase in net assets from fund share transactions .....................     14,694,146                        1,453,314
                                                                                ----------------                -----------------
Change in net assets ...........................................................     13,177,012                        3,627,479
NET ASSETS:
Beginning of period ............................................................     26,574,508                       22,947,029
                                                                                ----------------                -----------------
End of period ..................................................................$    39,751,520                 $     26,574,508
                                                                                ================                =================
End of period net assets includes undistributed net investment income ..........$       342,017                 $        713,418
                                                                                ================                =================
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................      1,130,156                        2,036,644
     Number of shares issued upon reinvestment of distributions ................        400,617                           85,399
     Number of shares redeemed .................................................       (430,532)                      (2,049,555)
                                                                                ----------------                -----------------
   Net increase ................................................................      1,100,241                           72,488
                                                                                ================                =================
Class A:
     Number of shares sold .....................................................        116,112                           42,345 (1)
     Number of shares issued upon reinvestment of distributions ................          9,977                               -- (1)
     Number of shares redeemed .................................................         (6,738)                            (967)(1)
                                                                                ----------------                -----------------
   Net increase ................................................................        119,351                           41,378 (1)
                                                                                ================                =================

AETNA GENERATION FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
--------------------------------------------------------------------------------


                                                                                                        LEGACY
                                                                                   ----------------------------------------------

                                                                                        SIX MONTH
                                                                                      PERIOD ENDED
                                                                                     APRIL 30, 1998               YEAR ENDED
                                                                                       (UNAUDITED)             OCTOBER 31, 1997
                                                                                     ----------------         -------------------
FROM OPERATIONS:
Net investment income ..........................................................     $       302,782           $        522,193
Net realized gain on investments ...............................................             603,913                  2,838,123
Net change in unrealized gain or loss on investments ...........................             556,921                   (500,057)
                                                                                     ----------------          -----------------
   Net increase in net assets resulting from operations ........................           1,463,616                  2,860,259
                                                                                     ----------------          -----------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
     From net investment income ................................................            (708,597)                  (623,441)
     From net realized gains ...................................................          (2,397,573)                (1,697,678)
Class A:
     From net investment income ................................................             (45,122)                        --
     From net realized gains ...................................................            (157,499)                        --
                                                                                     ----------------          -----------------
   Decrease in net assets from distributions to shareholders ...................          (3,308,791)                (2,321,119)
                                                                                     ----------------          -----------------
FUND SHARE TRANSACTIONS:
Class I:
     Proceeds from shares sold .................................................           5,709,409                 17,595,612
     Net asset value of shares issued upon reinvestment of distributions .......           2,659,418                    600,390
     Payments for shares redeemed ..............................................          (5,272,210)               (22,733,738)
Class A:
     Proceeds from shares sold .................................................           1,179,623                    495,655 (1)
     Net asset value of shares issued upon reinvestment of distributions .......             202,621                         -- (1)
     Payments for shares redeemed ..............................................             (97,263)                   (29,360)(1)
                                                                                     ----------------          -----------------
   Net increase (decrease) in net assets from fund share transactions ..........           4,381,598                 (4,071,441)
                                                                                     ----------------          -----------------
Change in net assets ...........................................................           2,536,423                 (3,532,301)
NET ASSETS:
Beginning of period ............................................................          18,793,505                 22,325,806
                                                                                     ----------------          -----------------
End of period ..................................................................     $    21,329,928           $     18,793,505
                                                                                     ================          =================
End of period net assets includes undistributed net investment income ..........     $       231,020           $        681,957
                                                                                     ================          =================
SHARE TRANSACTIONS:
Class I:
     Number of shares sold .....................................................             522,712                  1,553,745
     Number of shares issued upon reinvestment of distributions ................             261,496                     54,930
     Number of shares redeemed .................................................            (476,841)                (2,019,117)
                                                                                     ----------------          -----------------
   Net increase (decrease) .....................................................             307,367                   (410,442)
                                                                                     ================          =================
Class A:
     Number of shares sold .....................................................             103,803                     42,155 (1)
     Number of shares issued upon reinvestment of distributions ................              20,042                         -- (1)
     Number of shares redeemed .................................................              (9,113)                    (2,382)(1)
                                                                                     ----------------          -----------------
   Net increase ................................................................             114,732                     39,773 (1)
                                                                                     ================          =================

(1) Period from January 20, 1997 to October 31, 1997.

See Notes to Financial Statements.

AETNA GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

1.  ORGANIZATION

Aetna Series Fund, Inc. (Company) is registered under the Investment Company Act of 1940 (the Act) as an open-end management investment company. It was incorporated under the laws of Maryland on June 17, 1991. The Articles of Incorporation permit the Company to offer separate funds (Funds), each of which has its own investment objective, policies and restrictions.

The Company currently offers nineteen funds. This report covers Aetna Ascent Fund, Aetna Crossroads Fund and Aetna Legacy Fund, collectively the Generation Funds or Funds.

Shares of each Fund are available to all investors including employers and employees who utilize the Funds as investment options under retirement plans. The Funds are authorized to offer two classes of shares, Class I (formerly Select Class shares) and Class A (formerly Adviser Class shares). Class I is offered principally to institutions and is not subject to sales charges or distribution fees. Class I shares were first made available on January 4, 1995. Class A shares are offered to all others and generally are subject to front end sales charges payable upon purchase. Additionally, Class A shares are subject to a distribution fee pursuant to Rule 12b-1 of the Act. Class A shares were first made available to the public on January 20, 1997.

The following is each Fund's investment objective:

     AETNA ASCENT FUND (Ascent) seeks to provide capital appreciation.
     AETNA CROSSROADS FUND (Crossroads) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized).
     AETNA LEGACY FUND (Legacy) seeks to provide total return consistent with preservation of capital.

Aeltus Investment Management, Inc., (Aeltus) serves as the Investment Adviser to each Fund. Prior to February 2, 1998, the Investment Adviser was Aetna Life Insurance and Annuity Company (ALIAC). Aetna Investment Services, Inc. (AISI) was the principal underwriter for each Fund through April 30, 1998. On May 1, 1998, Aeltus Capital, Inc. became each Fund's principal underwriter.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements of the Funds have been prepared in accordance with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Funds.

A.  VALUATION OF INVESTMENTS

Investments are stated at market values based upon closing sales prices as reported on national securities exchanges or, for over-the-counter securities, at the mean of the bid and asked prices. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in less than sixty days are valued at amortized cost, which when combined with accrued interest, approximates market value. Securities and fixed income investments for which market quotations are not considered to be readily available are valued using methods approved by the Board of Directors.

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange at the end of each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

AETNA GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B.  FUTURES AND FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Funds "sell" futures contracts as a hedge against declines in the valve of portfolio securities. The Funds may enter into futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities.

Upon entering into a futures contract, the Funds are required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Funds equal to the daily fluctuation in the market value of the contract. These amounts are recorded by the Funds as unrealized gains or losses. When a contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Generally, futures contracts held by the Funds are closed prior to expiration.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Funds, where authorized, may use forward foreign currency exchange contracts to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily.

The risks associated with futures and forward currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Funds and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on futures and forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such futures and forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in the Portfolios of Investments and elsewhere in the Notes to Financial Statements. For federal income tax purposes, any futures contracts and forward foreign currency exchange contracts which remain open at year end are marked-to-market and the resultant net gain or loss is reported to shareholders as federal taxable income.

C.  ILLIQUID AND RESTRICTED SECURITIES

Illiquid securities are securities that are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A under the Securities Act of 1933 (1933 Act) or are securities offered pursuant to section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Each Fund may invest up to 15% of its total assets in illiquid securities. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board of Directors. The Funds will not pay the costs of disposition of restricted securities other than ordinary brokerage fees, if any.

D.  FEDERAL INCOME TAXES

As a qualified regulated investment company, each Fund is relieved of federal income and excise taxes by distributing all of its net taxable investment income and capital gains, if any, in compliance with the applicable provisions of the Internal Revenue Code.

--------------------------------------------------------------------------------




2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E.  DISTRIBUTIONS

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and losses deferred due to wash sales.

F.  OTHER

Investment transactions are accounted for on the day following trade date, except same day settlements which are accounted for on the trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

3.  INVESTMENT ADVISORY, SHAREHOLDER SERVICE AND DISTRIBUTION FEES

Each Fund pays the Investment Adviser a monthly fee at an annual rate of 0.80% of its average daily net assets. As each Fund's net assets exceed predetermined thresholds, lower advisory fees are applied.

Aeltus has entered into a Service Agreement with ALIAC under which ALIAC will provide various administrative and shareholder services for each Fund in exchange for fees, payable by Aeltus, of up to 0.40% of the average daily net assets of Class I. For the period February 1, 1998 through April 30, 1998, Aeltus paid ALIAC $87,570.

Aeltus has served as the Investment Adviser for all Funds since February 2, 1998. Prior to February 2, 1998, ALIAC served as the Funds' Investment Adviser and Aeltus served as Sub-Adviser. As Sub-Adviser, Aeltus supervised the investment and reinvestment of cash and securities and provided certain related administrative services. For the period November 1, 1997 through February 1, 1998, ALIAC collected $112,249 from the Funds, of which it paid $80,286 to Aeltus.

Effective February 2, 1998, the Company and Aeltus entered into an administrative services agreement under which Aeltus acts as administrator and provides certain administrative and shareholder services and is responsible for the supervision of other service providers for each Fund. Each Fund pays Aeltus an administrative services fee at an annual rate of 0.10% of its average daily net assets. Prior to February 2, 1998, ALIAC acted as administrator for each Fund and was paid an administrative services fee at an annual rate of 0.25% of each Fund's average daily net assets. For the period November 1, 1997 through February 1, 1998, ALIAC collected $48,322 in administrative services fees from the Funds.

The Shareholder Services Plan for Class A (formerly Adviser Class) shares terminated on December 31, 1997. Under the Shareholder Services Plan, AISI was paid a service fee at an annual rate of 0.25% of the average daily net assets of Class A of each Fund. This fee was used as compensation for expenses incurred in servicing shareholders' accounts. For the period November 1, 1997 through December 31, 1997, the Funds paid AISI $1,015 in service fees.

The Company has adopted a Distribution Plan pursuant to Rule 12b-1 under the Act for Class A shares. The Distribution Plan provides for payments to the principal underwriter at an annual rate of 0.25% (prior to January 1, 1998, the 12b-1 fee was 0.50%), of the average daily net assets of Class A shares of each Fund. Amounts paid by the Funds were used to pay expenses incurred by the principal underwriter in promoting the sale of Class A shares. For the period ended April 30, 1998, the Funds paid AISI $4,758 in Rule 12b-1 fees, net of reimbursement. The plan may be terminated upon a majority vote of the Company's independent directors.

Presently, the Funds' class-specific expenses are limited to Rule 12b-1 fees incurred by Class A shares.

AETNA GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------


4.  REIMBURSEMENT FROM INVESTMENT ADVISER

The Investment Adviser may, from time to time, make reimbursements to a Fund for some or all of its operating expenses or it may waive fees. Reimbursement and waiver arrangements, which may be terminated at any time without notice, will increase a Fund's yield and total return. For the period ended April 30, 1998, the reimbursements were as follows:

                   NON-CLASS SPECIFIC                 CLASS SPECIFIC (CLASS A)                FUND TOTAL
                   ------------------                 ------------------------                ----------
    Ascent               $16,666                                $418                            $17,084
    Crossroads            19,948                                 273                             20,221
    Legacy                31,799                                 324                             32,123

5.  PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the period ended April 30, 1998 were:

                                COST OF PURCHASES                  PROCEEDS FROM SALES
                                -----------------                  -------------------
    Ascent                          $25,406,129                         $18,153,544
    Crossroads                       26,654,986                          19,469,206
    Legacy                           10,748,430                          10,868,766

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At April 30, 1998, Ascent, Crossroads and Legacy had the following open forward foreign currency exchange contracts that obligate the Funds to deliver currencies at specified future dates. The net unrealized gain of $7,590, $4,213 and $1,564, respectively on these contracts, are included in the accompanying financial statements. The terms of the open contracts are as follows:

ASCENT
------

  EXCHANGE        CURRENCY TO         U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
    ----         ------------        --------------        -----------         --------------       -----------

CONTRACTS TO BUY
----------------
5/18/1998           59,618              $59,618              122,000               $60,469              $851
                  U.S. Dollar                             Dutch Guilder
-------------------------------------------------------------------------------------------------------------------
5/13/1998           117,265             117,265              708,000               117,780              515
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/13/1998           87,008               87,008              520,000               86,505              (503)
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/8/1998            61,206               61,206              110,000               61,350               144
                  U.S. Dollar                          German Deutschemark
-------------------------------------------------------------------------------------------------------------------
5/26/1998           49,332               49,332             6,220,000              47,262             (2,070)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
5/5/1998            45,604               45,604               68,000               45,519               (85)
                  U.S. Dollar                              Swiss Franc
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

ASCENT (CONTINUED)
------------------

  EXCHANGE        CURRENCY TO         U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
    ----         ------------        --------------        -----------         --------------       -----------

CONTRACTS TO SELL
-----------------
5/18/1998           75,000              $125,345             123,955              $123,955            ($1,390)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/15/1998           25,000               41,772               41,700               41,700               (72)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/18/1998           386,000             191,320              189,313               189,313            (2,007)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998           143,000              71,028               69,961               69,961             (1,067)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998           55,000               27,318               27,321               27,321                3
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/13/1998          1,578,000            262,510              258,530               258,530            (3,980)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998          2,160,000            360,076              359,401               359,401             (675)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/8/1998            130,000              72,504               71,093               71,093             (1,411)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/5/1998            273,000             152,504              151,247               151,247            (1,257)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/9/1998            335,000             187,552              183,060               183,060            (4,492)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/26/1998         38,450,000            292,159              306,927               306,927             14,768
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998         43,600,000            332,230              343,433               343,433             11,203
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998          6,580,000             50,140               49,621               49,621              (519)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/27/1998          8,810,000             67,513               68,454               68,454               941
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            109,000              72,964               74,666               74,666              1,702
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            228,000             152,621              149,612               149,612            (3,009)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $7,590
                                                                                                  =================

AETNA GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

CROSSROADS
----------

  EXCHANGE        CURRENCY TO         U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
    ----         ------------        --------------        -----------         --------------       -----------

CONTRACTS TO BUY
----------------
5/18/1998           39,017              $39,017               80,000               $39,652              $635
                  U.S. Dollar                             Dutch Guilder
-------------------------------------------------------------------------------------------------------------------
5/13/1998           78,963               78,963              476,000               79,186               223
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/13/1998           71,949               71,949              430,000               71,533              (416)
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/8/1998            66,771               66,771              120,000               66,927               156
                  U.S. Dollar                          German Deutschemark
-------------------------------------------------------------------------------------------------------------------
5/26/1998           26,649               26,649             3,360,000              25,531             (1,118)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
5/5/1998            36,885               36,885               55,000               36,815               (70)
                  U.S. Dollar                              Swiss Franc
-------------------------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
-----------------
5/18/1998           40,000               66,850               66,512               66,512              (338)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/15/1998           40,000               66,835               66,720               66,720              (115)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/18/1998           191,000              94,669               93,661               93,661             (1,008)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998           212,000             105,300              103,718               103,718            (1,582)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998           89,000               44,206               44,210               44,210                4
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/13/1998          1,559,000            259,349              255,659               255,659            (3,690)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998          1,704,000            284,059              283,527               283,527             (532)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/8/1998            120,000              66,927               65,624               65,624             (1,303)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/5/1998            240,000             134,069              132,964               132,964            (1,105)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/9/1998            177,000              99,095               96,721               96,721             (2,374)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------


6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

CROSSROADS (CONTINUED)
----------------------

  EXCHANGE        CURRENCY TO         U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
    ----         ------------        --------------        -----------         --------------       -----------

CONTRACTS TO SELL (CONTINUED)
-----------------------------
5/26/1998         30,380,000            $230,840             240,030              $240,030             $9,190
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998         27,390,000            208,712              215,735               215,735             7,023
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998          4,950,000             37,719               37,329               37,329              (390)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/27/1998         19,370,000            148,436              150,505               150,505             2,069
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            87,000               58,238               59,618               59,618              1,380
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            184,000             123,168              120,742               120,742            (2,426)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $4,213
                                                                                                  =================


LEGACY
------

CONTRACTS TO BUY
----------------
5/18/1998           10,586               10,586               22,000               10,904               318
                  U.S. Dollar                             Dutch Guilder
-------------------------------------------------------------------------------------------------------------------
5/13/1998           19,576               19,576              118,000               19,630                54
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/13/1998           38,484               38,484              230,000               38,262              (222)
                  U.S. Dollar                              French Franc
-------------------------------------------------------------------------------------------------------------------
5/8/1998            22,257               22,257               40,000               22,309                52
                  U.S. Dollar                          German Deutschemark
-------------------------------------------------------------------------------------------------------------------
5/26/1998           17,056               17,056             2,160,000              16,413              (643)
                  U.S. Dollar                              Japanese Yen
-------------------------------------------------------------------------------------------------------------------
5/5/1998            20,790               20,790               31,000               20,751               (39)
                  U.S. Dollar                              Swiss Franc
-------------------------------------------------------------------------------------------------------------------

CONTRACTS TO SELL
-----------------
5/18/1998           30,000               50,138               49,582               49,582              (556)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/15/1998           10,000               16,709               16,680               16,680               (29)
                 British Pound                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/18/1998           155,000              76,825               75,944               75,944              (881)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/22/1998           55,000               27,319               26,908               26,908              (411)
                 Dutch Guilder                             U.S. Dollar
-------------------------------------------------------------------------------------------------------------------

AETNA GENERATION FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

6.  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (CONTINUED)

LEGACY (CONTINUED)
------------------

  EXCHANGE        CURRENCY TO         U.S. $ VALUE         CURRENCY TO          U.S. $ VALUE        UNREALIZED
    DATE         BE DELIVERED        APRIL 30, 1998        BE RECEIVED         APRIL 30, 1998       GAIN (LOSS)
    ----         ------------        --------------        -----------         --------------       -----------

CONTRACTS TO SELL (CONTINUED)
-----------------------------
5/13/1998           632,600             $105,237             103,633              $103,633            ($1,604)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998           814,000             135,695              135,441               135,441             (254)
                 French Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/8/1998            70,000               39,041               38,281               38,281              (760)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/5/1998            89,000               49,717               49,307               49,307              (410)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/9/1998            123,000              68,863               67,213               67,213             (1,650)
              German Deutschemark                          U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/26/1998         14,880,000            113,064              118,280               118,280             5,216
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998         13,800,000            105,156              108,651               108,651             3,495
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
6/17/1998          2,430,000             18,517               18,325               18,325              (192)
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
7/27/1998          6,660,000             51,037               51,748               51,748               711
                 Japanese Yen                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            53,000               35,478               36,307               36,307               829
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
5/5/1998            111,000              74,302               72,842               72,842             (1,460)
                  Swiss Franc                              U.S. Dollar
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $1,564
                                                                                                  =================

7.  AUTHORIZED CAPITAL SHARES

The Company is authorized to issue a total of 6.8 billion shares. Of those 6.8 billion, 100 million shares each of Class I and Class A shares have been designated to the Funds listed below. As of April 30, 1998, the following shares of the Funds were owned by Aetna and its affiliates:

                                CLASS I                       CLASS A
                         ---------------------        ----------------------
    Ascent                     2,700,583                       --
    Crossroads                 2,887,489                       --
    Legacy                     1,686,131                       --

AETNA GENERATION FUNDS
FINANCIAL HIGHLIGHTS
ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                              SIX MONTH                                           PERIOD FROM
                                                             PERIOD ENDED      YEAR ENDED      YEAR ENDED     JANUARY 4, 1995 TO
                                                            APRIL 30, 1998     OCTOBER 31,    OCTOBER 31,         OCTOBER 31,
                                CLASS I                      (UNAUDITED)          1997            1996               1995
----------------------------------------------------------- ---------------    ------------   -------------   ------------------
Net asset value, beginning of period ......................   $    14.48        $    12.57      $    11.67          $    10.00
                                                              -----------       -----------     -----------         -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................................         0.12              0.21            0.21                0.25
   Net realized and change in unrealized gain or
     loss on investments ..................................         1.17              2.92            2.04                1.42
                                                              -----------       -----------     -----------         -----------
          Total from investment operations ................         1.29              3.13            2.25                1.67
                                                              -----------       -----------     -----------         -----------
LESS DISTRIBUTIONS:
   From net investment income .............................        (0.34)            (0.25)          (0.38)                 --
   From net realized gains on investments .................        (2.76)            (0.97)          (0.97)                 --
                                                              -----------       -----------     -----------         -----------
          Total distributions .............................        (3.10)            (1.22)          (1.35)                 --
                                                              -----------       -----------     -----------         -----------
Net asset value, end of period ............................   $    12.67        $    14.48      $    12.57          $    11.67
                                                              ===========       ===========     ===========         ===========

Total return ..............................................        10.93%            26.59%          20.94%              16.70%
Net assets, end of period (000's) .........................   $   38,320        $   27,359      $   25,752          $   20,433
Ratio of total expenses to average net assets .............         1.28%(1)          1.52%           1.73%               1.38%(1)
Ratio of net investment income to average net assets ......         1.89%(1)          1.53%           1.69%               2.80%(1)
Ratio of net expense before reimbursement and waiver
     to average net assets ................................         1.39%(1)          1.61%             --                  --

Ratio of net investment income before reimbursement
     and waiver to average net assets .....................         1.78%(1)          1.44%             --                  --
Portfolio turnover rate ...................................        62.37%           162.80%         104.84%             164.09%
Average commission rate paid per share on equity
     securities traded ....................................   $   0.0321        $   0.0342      $   0.0349                  --


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financal Statements.

AETNA GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
ASCENT
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                  SIX MONTH              PERIOD FROM
                                                                                 PERIOD ENDED        JANUARY 20, 1997 TO
                                                                                APRIL 30, 1998           OCTOBER 31,
                                   CLASS A                                        (UNAUDITED)                 1997
---------------------------------------------------------------------------  ---------------------   -----------------------
Net asset value, beginning of period ......................................       $    14.42            $    12.50
                                                                                  -----------           -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..................................................             0.10                  0.15
   Net realized and change in unrealized gain or
     loss on investments ..................................................             1.17                  1.77
                                                                                  -----------           -----------
          Total from investment operations ................................             1.27                  1.92
                                                                                  -----------           -----------
LESS DISTRIBUTIONS:
   From net investment income .............................................            (0.31)                   --
   From net realized gains on investments .................................            (2.76)                   --
                                                                                  -----------           -----------
          Total distributions .............................................            (3.07)                   --
                                                                                  -----------           -----------
Net asset value, end of period ............................................       $    12.62            $    14.42
                                                                                  ===========           ===========

Total return (does not reflect applicable sales charges) ..................            10.80%                15.36%
Net assets, end of period (000's) .........................................       $    2,093            $      886
Ratio of total expenses to average net assets .............................             1.59%(1)              2.08%(1)
Ratio of net investment income to average net assets ......................             1.58%(1)              1.11%(1)
Ratio of net expense before reimbursement and waiver
     to average net assets ................................................             1.75%(1)              2.35%(1)
Ratio of net investment income before reimbursement
     and waiver to average net assets .....................................             1.42%(1)              0.83%(1)
Portfolio turnover rate ...................................................            62.37%               162.80%
Average commission rate paid per share on equity
     securities traded ....................................................       $   0.0321            $   0.0342


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                SIX MONTH                                             PERIOD FROM
                                                               PERIOD ENDED       YEAR ENDED       YEAR ENDED     JANUARY 4, 1995 TO
                                                              APRIL 30, 1998      OCTOBER 31,      OCTOBER 31,        OCTOBER 31,
                      CLASS I                                   (UNAUDITED)           1997             1996               1995
---------------------------------------------------------    -----------------  ---------------  --------------   ------------------
Net asset value, beginning of period ....................       $    13.29       $    12.16         $    11.53        $    10.00
                                                                -----------      -----------        -----------       -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ................................             0.15             0.27               0.25              0.29
   Net realized and change in unrealized gain
     or loss on investments .............................             0.95             2.16               1.64              1.24
                                                                -----------      -----------        -----------       -----------
          Total from investment operations ..............             1.10             2.43               1.89              1.53
                                                                -----------      -----------        -----------       -----------
LESS DISTRIBUTIONS:
   From net investment income ...........................            (0.34)           (0.30)             (0.44)               --
   From net realized gains on investments ...............            (1.70)           (1.00)             (0.82)               --
                                                                -----------      -----------        -----------       -----------
          Total distributions ...........................            (2.04)           (1.30)             (1.26)               --
                                                                -----------      -----------        -----------       -----------
Net asset value, end of period ..........................       $    12.35       $    13.29         $    12.16        $    11.53
                                                                ===========      ===========        ===========       ===========

Total return ............................................             9.53%           21.65%             17.66%            15.30%
Net assets, end of period (000's) .......................       $   37,778       $   26,028         $   22,947        $   20,370
Ratio of total expenses to average net assets ...........             1.28%(1)         1.57%              1.74%             1.40%(1)
Ratio of net investment income to average net assets ....             2.52%(1)         2.13%              2.18%             3.26%(1)
Ratio of net expense before reimbursement and
     waiver to average net assets .......................             1.41%(1)         1.66%                --                --
Ratio of net investment income before reimbursement
     and waiver to average net assets ...................             2.39%(1)         2.05%                --                --
Portfolio turnover rate .................................            69.36%          161.75%            107.40%           166.93%
Average commission rate paid per share on equity
     securities traded ..................................       $   0.0300       $   0.0309         $   0.0350                --


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.


See Notes to Financial Statements.

AETNA GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
CROSSROADS
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                               SIX MONTH              PERIOD FROM
                                                                              PERIOD ENDED        JANUARY 20, 1997 TO
                                                                             APRIL 30, 1998           OCTOBER 31,
                              CLASS A                                          (UNAUDITED)                 1997
-----------------------------------------------------------------------      --------------       -------------------
Net asset value, beginning of period ..................................        $    13.22             $    11.67
                                                                               -----------            -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ..............................................              0.14                   0.30
   Net realized and change in unrealized gain or
     loss on investments ..............................................              0.94                   1.25
                                                                               -----------            -----------
          Total from investment operations ............................              1.08                   1.55
                                                                               -----------            -----------
LESS DISTRIBUTIONS:
   From net investment income .........................................             (0.32)                    --
   From net realized gains on investments .............................             (1.70)                    --
                                                                               -----------            -----------
          Total distributions .........................................             (2.02)                    --
                                                                               -----------            -----------
Net asset value, end of period ........................................        $    12.28             $    13.22
                                                                               ===========            ===========

Total return (does not reflect applicable sales charges) ..............              9.37%                 13.28%
Net assets, end of period (000's) .....................................        $    1,973             $      547
Ratio of total expenses to average net assets .........................              1.58%(1)               2.11%(1)
Ratio of net investment income to average net assets ..................              2.22%(1)               1.64%(1)
Ratio of net expense before reimbursement and
     waiver to average net assets .....................................              1.76%(1)               2.41%(1)
Ratio of net investment income before reimbursement
     and waiver to average net assets .................................              2.04%(1)               1.34%(1)
Portfolio turnover rate ...............................................             69.36%                161.75%
Average commission rate paid per share on equity securities traded ....        $   0.0300             $   0.0309


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                  SIX MONTH                                         PERIOD FROM
                                                                PERIOD ENDED       YEAR ENDED      YEAR ENDED    JANUARY 4, 1995 TO
                                                               APRIL 30, 1998      OCTOBER 31,     OCTOBER 31,       OCTOBER 31,
                        CLASS I                                  (UNAUDITED)          1997            1996               1995
----------------------------------------------------------     --------------      -----------     -----------    -----------------
Net asset value, beginning of period .....................        $    12.15        $    11.64     $    11.41       $    10.00
                                                                  -----------       -----------    -----------      -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income .................................              0.17              0.32           0.29             0.33
   Net realized and change in unrealized gain or
     loss on investments .................................              0.62              1.41           1.20             1.08
                                                                  -----------       -----------    -----------      -----------
          Total from investment operations ...............              0.79              1.73           1.49             1.41
                                                                  -----------       -----------    -----------      -----------
LESS DISTRIBUTIONS:
   From net investment income ............................             (0.48)            (0.33)         (0.50)              --
   From net realized gains on investments ................             (1.62)            (0.89)         (0.76)              --
                                                                  -----------       -----------    -----------      -----------
          Total distributions ............................             (2.10)            (1.22)         (1.26)              --
                                                                  -----------       -----------    -----------      -----------
Net asset value, end of period ...........................        $    10.84        $    12.15     $    11.64       $    11.41
                                                                  ===========       ===========    ===========      ===========

Total return .............................................              7.67%            15.94%         14.11%           14.10%
Net assets, end of period (000's) ........................        $   19,666        $   18,313     $   22,326       $   19,651
Ratio of total expenses to average net assets ............              1.30%(1)          1.63%          1.73%            1.42%(1)
Ratio of net investment income to average net assets .....              3.14%(1)          2.77%          2.62%            3.75%(1)
Ratio of net expense before reimbursement and
     waiver to average net assets ........................              1.62%(1)          1.75%            --               --
Ratio of net investment income before reimbursement
     and waiver to average net assets ....................              2.82%(1)          2.65%            --               --
Portfolio turnover rate ..................................             65.17%           158.71%         91.62%          179.88%
Average commission rate paid per share on equity
     securities traded ...................................        $   0.0234        $   0.0311     $   0.0289               --


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.

AETNA GENERATION FUNDS
FINANCIAL HIGHLIGHTS (CONTINUED)
LEGACY
--------------------------------------------------------------------------------
Selected data for a fund share outstanding throughout each period:


                                                                                               SIX MONTH            PERIOD FROM
                                                                                             PERIOD ENDED       JANUARY 20, 1997 TO
                                                                                            APRIL 30, 1998          OCTOBER 31,
                          CLASS A                                                             (UNAUDITED)               1997
----------------------------------------------------------------------------------------    ---------------     -------------------
Net asset value, beginning of period ...................................................      $    12.09             $    11.01
                                                                                              -----------            -----------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income ...............................................................            0.15                   0.29
   Net realized and change in unrealized gain or loss on investments ...................            0.62                   0.79
                                                                                              -----------            -----------
          Total from investment operations .............................................            0.77                   1.08
                                                                                              -----------            -----------
LESS DISTRIBUTIONS:
   From net investment income ..........................................................           (0.47)                    --
   From net realized gains on investments ..............................................           (1.62)                    --
                                                                                              -----------            -----------
          Total distributions ..........................................................           (2.09)                    --
                                                                                              -----------            -----------
Net asset value, end of period .........................................................      $    10.77             $    12.09
                                                                                              ===========            ===========

Total return (does not reflect applicable sales charges) ...............................            7.48%                  9.81%
Net assets, end of period (000's) ......................................................      $    1,664             $      481
Ratio of total expenses to average net assets ..........................................            1.60%(1)               2.21%(1)
Ratio of net investment income to average net assets ...................................            2.84%(1)               2.39%(1)
Ratio of net expense before reimbursement and waiver to average net assets .............            1.98%(1)               2.50%(1)
Ratio of net investment income before reimbursement and waiver to average net assets ...            2.46%(1)               2.10%(1)
Portfolio turnover rate ................................................................           65.17%                158.71%
Average commission rate paid per share on equity securities traded .....................      $   0.0234             $   0.0311


(1) Annualized.
Per share data calculated using weighted average number of shares outstanding throughout the period.

See Notes to Financial Statements.


96